EXHIBIT F.6

                  SUPPORTING SCHEDULES - UTILITY PLANT ACCOUNTS




IES UTILITIES INC.               An Original                       Dec. 31, 1998

--------------------------------------------------------------------------------
               COMPARATIVE BALANCE SHEET (ASSETS AND OTHER DEBITS)
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
Line                                                                              Ref.           Balance at          Balance at
No.                 Title of Account                                            Page No.      Beginning of Year      End of Year
                          (a)                                                     (b)               (c)                  (d)
----------------------------------------------------------------------------------------------------------------------------------
  1           UTILITY PLANT
----------------------------------------------------------------------------------------------------------------------------------
  2 Utility Plant (101-106, 114)                                                200-201         2,393,971,358       2,487,217,315
----------------------------------------------------------------------------------------------------------------------------------
  3 Construction Work in Progress (107)                                         200-201            36,118,040          48,990,515
----------------------------------------------------------------------------------------------------------------------------------
  4 TOTAL UTILITY PLANT (Enter Total of Lines 2 and 3)                                          2,430,089,398       2,536,207,830
----------------------------------------------------------------------------------------------------------------------------------
  5 (Less) Accum. Prov. for Depr. Amort. Depl. (108,111,115)                    200-201         1,115,260,808       1,209,203,979
----------------------------------------------------------------------------------------------------------------------------------
  6 Net Utility Plant (Enter Total of Line 4 Less 5)                                            1,314,828,590       1,327,003,851
----------------------------------------------------------------------------------------------------------------------------------
  7 Nuclear Fuel (120.1-120.4, 120.6)                                           202-203            36,731,340          25,644,195
----------------------------------------------------------------------------------------------------------------------------------
  8 (Less) Accum. Prov. for Amort. of Nucl. Assemblies (120.5)                  202-203
----------------------------------------------------------------------------------------------------------------------------------
  9 Net Nuclear Fuel (Enter Total of Lines 7 Less 8)                                               36,731,340          25,644,195
----------------------------------------------------------------------------------------------------------------------------------
 10 Net Utility Plant (Enter Total of Lines 6 and 9)                                            1,351,559,930       1,352,648,046
----------------------------------------------------------------------------------------------------------------------------------
 11 Utility Plant Adjustments (116)                                               122
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 12 Gas Stored Underground-Noncurrent (117)
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 13           OTHER PROPERTY AND INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
 14 Nonutility Property (121)                                                     221               2,526,106           2,626,085
----------------------------------------------------------------------------------------------------------------------------------
 15 (Less) Accum. Prov. for Depr. and Amort. (122)                                                  1,611,041           1,816,662
----------------------------------------------------------------------------------------------------------------------------------
 16 Investments in Associated Companies (123)
----------------------------------------------------------------------------------------------------------------------------------
 17 Investment in Subsidiary Companies (123.1)                                  224-225             5,181,690           5,186,413
----------------------------------------------------------------------------------------------------------------------------------
 18 (For Cost of Account 123.1, See Footnote Page 224, Line 42)
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 19 Noncurrent Portion of Allowances                                            228-229
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 20 Other Investments (124)                                                                         5,146,289           6,004,311
----------------------------------------------------------------------------------------------------------------------------------
 21 Special Funds (125-128)                                                                        78,083,542          91,893,399
----------------------------------------------------------------------------------------------------------------------------------
 22 TOTAL Other Property and Investments (Total of Lines 14-17, 19-21)                             89,326,586         103,893,546
----------------------------------------------------------------------------------------------------------------------------------
 23           CURRENT AND ACCRUED ASSETS
----------------------------------------------------------------------------------------------------------------------------------
 24 Cash (131)                                                                                         83,859           4,122,314
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 25 Special Deposits (132-134)                                                                        178,060              84,213
----------------------------------------------------------------------------------------------------------------------------------
 26 Working Fund (135)                                                                                 67,103              52,868
----------------------------------------------------------------------------------------------------------------------------------
 27 Temporary Cash Investments (136)                                                                   79,139          53,729,105
----------------------------------------------------------------------------------------------------------------------------------
 28 Notes Receivable (141)                                                                          1,021,202           1,189,118
----------------------------------------------------------------------------------------------------------------------------------
 29 Customer Accounts Receivable (142)                                                              1,548,277           1,057,760
----------------------------------------------------------------------------------------------------------------------------------
 30 Other Accounts Receivable (143)                                                                16,568,509          17,635,374
----------------------------------------------------------------------------------------------------------------------------------
 31 (Less) Accum. Prov. for Uncollectible Acct.-Credit (144)                                          854,464           1,414,347
----------------------------------------------------------------------------------------------------------------------------------
 32 Notes Receivable from Associated Companies (145)
----------------------------------------------------------------------------------------------------------------------------------
 33 Accounts Receivable from Assoc. Companies (146)                                                   907,039           2,662,151
----------------------------------------------------------------------------------------------------------------------------------
 34 Fuel Stock (151)                                                              227              10,163,076          11,518,424
----------------------------------------------------------------------------------------------------------------------------------
 35 Fuel Stock Expenses Undistributed (152)                                       227                 416,184             344,952
----------------------------------------------------------------------------------------------------------------------------------
 36 Residuals (Elec) and Extracted Products (153)                                 227
----------------------------------------------------------------------------------------------------------------------------------
 37 Plant Materials and Operating Supplies (154)                                  227              22,587,937          24,291,697
----------------------------------------------------------------------------------------------------------------------------------
 38 Merchandise (155)                                                             227
----------------------------------------------------------------------------------------------------------------------------------
 39 Other Materials and Supplies (156)                                            227                  34,434             618,927
----------------------------------------------------------------------------------------------------------------------------------
 40 Nuclear Materials Held for Sale (157)                                     202-203/227
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 41 Allowances (158.1 and 158.2)                                                228-229
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 42 (Less) Noncurrent Portion of Allowances                                     228-229
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 43 Stores Expense Undistributed (163)                                                                828,191             877,809
----------------------------------------------------------------------------------------------------------------------------------
 44 Gas Stored Underground-Current (164.1)                                                                             12,283,706
----------------------------------------------------------------------------------------------------------------------------------
 45 Liquefied Natural Gas Stored and Held for Processing (164.2-164.3)
----------------------------------------------------------------------------------------------------------------------------------
 46 Prepayments (165)                                                                              21,655,104           2,346,366
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 47 Advances for Gas (166-167)
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 48 Interest and Dividends Receivable (171)                                                             6,270               6,373
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 49 Rents Receivable (172)
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 50 Accrued Utility Revenues (173)                                                                 28,336,903          16,696,711
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 51 Miscellaneous Current and Accrued Assets (174)                                                  5,398,371          (3,430,795)
----------------------------------------------------------------------------------------------------------------------------------
 52 TOTAL Current and Accrued Assets (Enter Total of Lines 24 thru 51)                            109,025,194         144,672,726
----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 110

--------------------------------------------------------------------------------
Name of Respondent   This Report is            Date of Report     Year of Report
                     (1) [x] An Original       (Mo, Da, Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                       Dec. 31, 1998
--------------------------------------------------------------------------------
               SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
                  FOR DEPRECIATION, AMORTIZATION AND DEPLETION

------------------------------------------------------------------------------------------------------------------------------
Line               Item                                                                  Total                    Electric
No.
                    (a)                                                                   (b)                        (c)
------------------------------------------------------------------------------------------------------------------------------
  1               UTILITY PLANT
  2  In Service
  3    Plant in Service (Classified)                                                 2,352,589,539              2,019,728,859
  4    Property Under Capital Leases
  5    Plant Purchased or Sold
  6    Completed Construction not Classified                                            99,147,955                 70,965,005
  7    Experimental Plant unclassified
------------------------------------------------------------------------------------------------------------------------------
  8      TOTAL (Enter Total of lines 3 thru 7)                                       2,451,737,494              2,090,693,864
  9  Leased to Others
 10  Held for Future Use
 11  Construction Work in Progress                                                      48,990,515                 16,606,676
 12  Acquisition Adjustments                                                            35,479,821                 35,298,430
------------------------------------------------------------------------------------------------------------------------------
 13      TOTAL Utility Plant (Enter Total of lines 8 thru 12)                        2,536,207,830              2,142,598,970
 14  Accum. Prov. for Depr., Amort., & Depl.                                         1,209,203,979              1,066,301,572
------------------------------------------------------------------------------------------------------------------------------
 15      Net Utility Plant (Enter Total of line 13 less 14)                          1,327,003,851              1,076,297,398
==============================================================================================================================
                     DETAIL OF ACCUMULATED PROVISIONS FOR
 16                DEPRECIATION, AMORTIZATION AND DEPLETION
 17  In Service:
 18    Depreciation                                                                  1,172,585,158              1,049,551,301
 19    Amort. and Depl. of Producing Natural Gas Land and Land Rights
 20    Amort. of Underground Storage Land and Land Rights
 21    Amort. of Other Utility Plant                                                    27,969,677                  8,282,518
------------------------------------------------------------------------------------------------------------------------------
 22      TOTAL In Service (Enter Total of lines 18 thru 21)                          1,200,554,835              1,057,833,819
 23  Leased to Others
 24    Depreciation
 25    Amortization and Depletion
------------------------------------------------------------------------------------------------------------------------------
 26      TOTAL Leased to Others (Enter Total of lines 24 and 25)
 27  Held for Future Use
 28    Depreciation
 29    Amortization
------------------------------------------------------------------------------------------------------------------------------
 30      TOTAL Held for Future Use (Enter Total of lines 28 and 29)
 31  Abandonment of Leases (Natural Gas)
 32  Amort. of Plant Acquisition Adj.                                                    8,649,144                  8,467,753
------------------------------------------------------------------------------------------------------------------------------
         TOTAL Accumulated Provisions (Should agree with line
 33      14 above) (Enter Total of lines 22, 26, 30, 31, and 32)                     1,209,203,979              1,066,301,572
------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
FERC FORM NO. 1                     Page 200

--------------------------------------------------------------------------------
Name of Respondent   This Report is:           Date of Report     Year of Report
                     (1) [X] An Original       (Mo, Da, Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                       Dec. 31, 1998
--------------------------------------------------------------------------------
               SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
            FOR DEPRECIATION, AMORTIZATION AND DEPLETION (Continued)

------------------------------------------------------------------------------------------------------------------------------------
                 Gas               Other (Specify)           Other (Specify)          Other (Specify)              Common     Line
                                       Steam                                                                                  No.
                 (d)                    (e)                       (f)                      (g)                       (h)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               1
                                                                                                                               2
            186,884,791             55,373,613                                                                    90,602,276   3
                                                                                                                               4
                                                                                                                               5
             11,421,597                423,775                                                                    16,337,578   6
                                                                                                                               7
-----------------------------------------------------------------------------------------------------------------------------
            198,306,388             55,797,388                                                                   106,939,854   8
                                                                                                                               9
                                                                                                                               10
                142,288                 62,905                                                                    32,178,646   11
                181,391                                                                                                        12
-----------------------------------------------------------------------------------------------------------------------------
            198,630,067             55,860,293                                                                   139,118,500   13
             69,453,175              8,164,365                                                                    65,284,867   14
-----------------------------------------------------------------------------------------------------------------------------
            129,176,892             47,695,928                                                                    73,833,633   15
=============================================================================================================================

                                                                                                                               16
                                                                                                                               17
             68,035,662              8,164,294                                                                    46,833,901   18
                                                                                                                               19
                                                                                                                               20
              1,236,122                     71                                                                    18,450,966   21
-----------------------------------------------------------------------------------------------------------------------------
             69,271,784              8,164,365                                                                    65,284,867   22
                                                                                                                               23
                                                                                                                               24
                                                                                                                               25
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               26
                                                                                                                               27
                                                                                                                               28
                                                                                                                               29
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                               30
                                                                                                                               31
                181,391                                                                                                        32
-----------------------------------------------------------------------------------------------------------------------------

             69,453,175              8,164,365                                                                    65,284,867   33
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FERC FORM NO. 1                     Page 201

--------------------------------------------------------------------------------
Name of Respondent    This Report is:      Date of Report     Year of Report
                      (1)[X]An Original     (Mo,Da,Yr)
IES UTILITIES INC.                                            December 31, 1998
--------------------------------------------------------------------------------
          NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157)
--------------------------------------------------------------------------------
1. Report below the costs incurred for nuclear fuel materials in process of fabrication, on hand, in reactor, and in cooling; owned by the, respondent.

2. If the nuclear fuel stock is obtained under leasing arrangements, attach a statement showing the amount of nuclear fuel leased, the quantity used and quantity on hand, and the costs incurred under such leasing arrangements.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               Changes During Year
                                                                             Balance          ----------------------
Line                        Description of Item                           Beginning of year           Additions
 No.                              (a)                                          (b)                        (c)
---------------------------------------------------------------------------------------------------------------------------
   1    Nuclear Fuel in Process of Refinement, Conversion,
---------------------------------------------------------------------------------------------------------------------------
          Enrichment & Fabrication (120.1)
---------------------------------------------------------------------------------------------------------------------------
   2      Fabrication
---------------------------------------------------------------------------------------------------------------------------
   3      Nuclear Materials
---------------------------------------------------------------------------------------------------------------------------
   4      Allowance for Funds Used during Construction
---------------------------------------------------------------------------------------------------------------------------
   5      Other Overhead Construction Costs
---------------------------------------------------------------------------------------------------------------------------
   6        SUBTOTAL (Enter Total of lines 2 thru 5)
---------------------------------------------------------------------------------------------------------------------------
   7    Nuclear Fuel Materials and Assemblies
---------------------------------------------------------------------------------------------------------------------------
   8      In Stock (120.2)
---------------------------------------------------------------------------------------------------------------------------
   9      In Reactor (120.3)
---------------------------------------------------------------------------------------------------------------------------
  10        SUBTOTAL (Enter Total of lines 8 and 9)
---------------------------------------------------------------------------------------------------------------------------
  11    Spent Nuclear Fuel (120.4)
---------------------------------------------------------------------------------------------------------------------------
  12    Nuclear Fuel Under Capital Leases (120.6)                               36,731,340                1,425,391
---------------------------------------------------------------------------------------------------------------------------
        (Less) Accum. Prov. for Amortization of
---------------------------------------------------------------------------------------------------------------------------
  13      Nuclear Fuel Assemblies (120.5)
---------------------------------------------------------------------------------------------------------------------------
  14      TOTAL Nuclear Fuel Stock (Enter Total lines                           36,731,340
---------------------------------------------------------------------------------------------------------------------------
            6, 10, 11, and 12 less line 13)
---------------------------------------------------------------------------------------------------------------------------
  15    Estimated Net Salvage Value of Nuclear
---------------------------------------------------------------------------------------------------------------------------
          Materials in line 9
---------------------------------------------------------------------------------------------------------------------------
  16    Estimated Net Salvage Value of Nuclear
---------------------------------------------------------------------------------------------------------------------------
          Materials in line 11
---------------------------------------------------------------------------------------------------------------------------
  17    Estimated Net Salvage Value of Nuclear
---------------------------------------------------------------------------------------------------------------------------
          Materials in Chemical Processing
---------------------------------------------------------------------------------------------------------------------------
  18    Nuclear Materials Held for Sale (157)
---------------------------------------------------------------------------------------------------------------------------
  19      Uranium
---------------------------------------------------------------------------------------------------------------------------
  20      Plutonium
---------------------------------------------------------------------------------------------------------------------------
  21      Other
---------------------------------------------------------------------------------------------------------------------------
  22        TOTAL Nuclear Materials Held for Sale
---------------------------------------------------------------------------------------------------------------------------
            (Enter Total of lines 19, 20, and 21)
---------------------------------------------------------------------------------------------------------------------------




FERC FORM NO. 1                     Page 202

--------------------------------------------------------------------------------
Name of Respondent:     This Report is:        Date of Report  Year of Report
                        (1)[X]An Original       (Mo,Da,Yr)
IES UTILITIES INC.      (2)[ ]A Resubmission                   December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                Changes During the Year
--------------------------------------------------------------------------------------
                                                                Other Reductions                  Balance
                      Amortization                               (Explain in a                  End of Year               Line
                                                                   footnote)                                              No.
                          (d)                                         (e)                           (f)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           1
--------------------------------------------------------------------------------------------------------------------------------

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                                                                                                                           2
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                                                                                                                           3
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                                                                                                                           4
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                                                                                                                           5
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                                                                                                                           6
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                                                                                                                           7
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                                                                                                                           8
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                                                                                                                           9
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                                                                                                                           10
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                                                                                                                           11
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                        12,512,536                                                               25,644,195                12
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           13
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                                                                                                 25,644,195                14
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                                                                                                                           15
--------------------------------------------------------------------------------------------------------------------------------

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                                                                                                                           16
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                                                                                                                           17
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                                                                                                                           18
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                                                                                                                           19
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                                                                                                                           20
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                                                                                                                           21
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                                                                                                                           22
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------




FERC FORM NO. 1                     Page 203

--------------------------------------------------------------------------------
Name of Respondent:  This Report is:          Date of Report   Year of Report
                     (1) [X] An Original      (Mo,Da,Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                    December 31, 1998
--------------------------------------------------------------------------------
           ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of electric plant in service according to the prescribed accounts.

2. In addition to Account 101, Electric Plant in Service (Classified), this page and the next include Account 102, Electric Plant Purchased or Sold; Account 103, Experimental Electric Plant Unclassified; and Account 106, Completed Construction Not Classified-Electric.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed accounts, on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accummulated depreciation provision. Include also in column (d) reversals of tentative distributions of prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these tentative classifications in columns (c) and
     (d), including the

-----------------------------------------------------------------------------------------------------------------------------
Line                    Account                                                        Balance at                   Additions
No.                                                                                Beginning of Year
                          (a)                                                             (b)                          (c)
-----------------------------------------------------------------------------------------------------------------------------
 1                1. INTANGIBLE PLANT
 2 (301) Organization
 3 (302) Franchises and Consents                                                          289,718
 4 (303) Miscellaneous Intangible Plant                                                11,542,006                    614,025
   --------------------------------------------------------------------------------------------------------------------------
 5    TOTAL Intangible Plant (Total of lines 2, 3, and 4)                              11,831,724                    614,025
   --------------------------------------------------------------------------------------------------------------------------
 6                2. PRODUCTION PLANT
 7             A. Steam Production Plant
 8 (310) Land and Land Rights                                                           1,312,715
 9 (311) Structures and Improvements                                                   76,775,927                  1,232,165
10 (312) Boiler Plant Equipment                                                       281,648,412                  2,890,125
11 (313) Engines and Engine-Driven Generators
12 (314) Turbogenerator Units                                                          75,980,097                   (289,073)
13 (315) Accessory Electric Equipment                                                  35,134,777                    231,249
14 (316) Misc. Power Plant Equipment                                                    8,939,274                    (20,831)
   --------------------------------------------------------------------------------------------------------------------------
15    TOTAL Steam Production Plant (Total of lines 8-14)                              479,791,202                  4,043,635
   --------------------------------------------------------------------------------------------------------------------------
16            B. Nuclear Production Plant
17 (320) Land and Land Rights                                                           1,308,388
18 (321) Structures and Improvements                                                  100,546,084                    153,701
19 (322) Reactor Plant Equipment                                                      213,574,707                  2,006,233
20 (323) Turbogenerator Units                                                          56,851,319                  3,613,848
21 (324) Accessory Electric Equipment                                                  59,872,430                     10,874
22 (325) Misc. Power Plant Equipment                                                   55,842,834                  1,206,101
   --------------------------------------------------------------------------------------------------------------------------
23    TOTAL Nuclear Production Plant (Total of lines 17-22)                           487,995,762                  6,990,757
   --------------------------------------------------------------------------------------------------------------------------
24           C. Hydraulic Production Plant
25 (330) Land and Land Rights                                                             158,386
26 (331) Structures and Improvements                                                      434,298
27 (332) Reservoirs, Dams, and Waterways                                                  573,958
28 (333) Water Wheels, Turbines, and Generators                                           840,276
29 (334) Accessory Electric Equipment                                                     245,130
30 (335) Misc. Power Plant Equipment                                                       14,460
31 (336) Roads, Railroads, and Bridges
   --------------------------------------------------------------------------------------------------------------------------
32    TOTAL Hydraulic Production Plant(Total of lines 25-31)                            2,266,508                         --
   --------------------------------------------------------------------------------------------------------------------------
33             D. Other Production Plant
34 (340) Land and Land Rights                                                             182,077
35 (341) Structures and Improvements                                                      675,665                     75,077
36 (342) Fuel Holders, Products and Accessories                                         2,859,550                     16,256
37 (343) Prime Movers                                                                   1,046,847
38 (344) Generators                                                                    65,015,883                    (65,115)
39 (345) Accessory Electric Equipment                                                   1,209,775                     22,021
-----------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 204

--------------------------------------------------------------------------------
Name of Respondent:  This Report is:           Date of Report  Year of Report
                     (1) [X] An Original       (Mo,Da,Yr)
IES UTILITIES INC.   (2) [  ] A Resubmission                   December 31, 1998
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

     reversals of the prior years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.

-----------------------------------------------------------------------------------------------------------------------------------
 Retirements                          Adjustments                    Transfers                  Balance at
                                                                                                End of Year                     Line
     (d)                                  (e)                           (f)                         (g)                         No.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 1
                                                                                                                (301)            2
                                                                                                   289,718      (302)            3
                                                                                                12,156,031      (303)            4
---------------------------------------------------------------------------------------------------------------------------
           --                             --                              --                    12,445,749                       5
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 6
                                                                                                                                 7
                                                                                                 1,312,715      (310)            8
        8,000                                                                                   78,000,092      (311)            9
    1,980,156                                                         37,941                   282,596,322      (312)           10
                                                                                                                (313)           11
          913                                                                                   75,690,111      (314)           12
       15,977                                                            (94)                   35,349,955      (315)           13
       42,740                                                                                    8,875,703      (316)           14
---------------------------------------------------------------------------------------------------------------------------
    2,047,786                             --                          37,847                   481,824,898                      15
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                16
                                                                                                 1,308,388      (320)           17
                                                                                               100,699,785      (321)           18
      517,252                                                                                  215,063,688      (322)           19
                                                                                                60,465,167      (323)           20
                                                                                                59,883,304      (324)           21
                                                                                                57,048,935      (325)           22
---------------------------------------------------------------------------------------------------------------------------
      517,252                             --                              --                   494,469,267                      23
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                24
                                                                                                   158,386      (330)           25
                                                                                                   434,298      (331)           26
                                                                                                   573,958      (332)           27
                                                                                                   840,276      (333)           28
                                                                                                   245,130      (334)           29
                                                                                                    14,460      (335)           30
                                                                                                                (336)           31
---------------------------------------------------------------------------------------------------------------------------
           --                             --                              --                     2,266,508                      32
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                33
                                                                                                   182,077      (340)           34
                                                                                                   750,742      (341)           35
                                                                                                 2,875,806      (342)           36
                                                                                                 1,046,847      (343)           37
                                                                                                64,950,768      (344)           38
                                                                                                 1,231,796      (345)           39
-----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 205

--------------------------------------------------------------------------------
Name of Respondent:  This Report is:          Date of Report   Year of Report
                     (1) [X] An Original      (Mo,Da,Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                    December 31, 1998
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

Line                        Account                                                       Balance at                   Additions
No.                                                                                   Beginning of Year
                              (a)                                                            (b)                          (c)
---------------------------------------------------------------------------------------------------------------------------------
40 (346) Misc. Power Plant Equipment                                                          76,275                      88,575
   ------------------------------------------------------------------------------------------------------------------------------
41    TOTAL Other Production Plant (Total of lines 34-40)                                 71,066,072                     136,814
   ------------------------------------------------------------------------------------------------------------------------------
42    TOTAL Production Plant (Tot. of lines 15,23,32,and 4                             1,041,119,544                  11,171,206
   ------------------------------------------------------------------------------------------------------------------------------
43               3. TRANSMISSION PLANT
44 (350) Land and Land Rights                                                             10,117,114                     100,340
45 (352) Structures and Improvements                                                       5,105,931                   1,125,523
46 (353) Station Equipment                                                               118,395,822                     630,071
47 (354) Towers and Fixtures                                                               4,332,145
48 (355) Poles and Fixtures                                                               73,167,478                   2,852,526
49 (356) Overhead Conductors and Devices                                                  99,001,701                   4,158,549
50 (357) Underground Conduit                                                                 109,076                       2,783
51 (358) Underground Conductors and Devices                                                  249,557                      34,102
52 (359) Roads and Trails
   ------------------------------------------------------------------------------------------------------------------------------
53    TOTAL Transmission Plant (Total of lines 44 thru 52)                               310,478,824                   8,903,894
   ------------------------------------------------------------------------------------------------------------------------------
54               4. DISTRIBUTION PLANT
55 (360) Land and Land Rights                                                              1,628,051                      31,822
56 (361) Structures and Improvements                                                       4,153,272                     350,950
57 (362) Station Equipment                                                                79,481,735                   7,836,903
58 (363) Storage Battery Equipment
59 (364) Poles, Towers, and Fixtures                                                     121,383,454                   8,424,673
60 (365) Overhead Conductors and Devices                                                 138,130,488                   9,300,451
61 (366) Underground Conduit                                                              14,779,112                   1,816,102
62 (367) Underground Conductors and Devices                                               74,139,850                   6,594,321
63 (368) Line Transformers                                                               101,337,680                   9,478,570
64 (369) Services                                                                          6,140,624
65 (370) Meters                                                                           38,826,779                   1,564,581
66 (371) Installations on Customer Premises                                                8,827,366                     164,976
67 (372) Leased Property on Customer Premises
68 (373) Street Lighting and Signal Systems                                               21,392,804                   2,463,583
   ------------------------------------------------------------------------------------------------------------------------------
69    TOTAL Distribution Plant (Total of lines 55 thru 68)                               610,221,215                  48,026,932
   ------------------------------------------------------------------------------------------------------------------------------
70                  5. GENERAL PLANT
71 (389) Land and Land Rights                                                                341,261
72 (390) Structures and Improvements                                                       5,515,966                     689,987
73 (391) Office Furniture and Equipment                                                    2,577,065                     783,228
74 (392) Transportation Equipment                                                         22,417,824                     270,902
75 (393) Stores Equipment
76 (394) Tools, Shop and Garage Equipment                                                  7,164,101                     310,834
77 (395) Laboratory Equipment
78 (396) Power Operated Equipment                                                          2,176,664                      21,653
79 (397) Communication Equipment                                                          11,763,526                   1,641,439
80 (398) Miscellaneous Equipment
   ------------------------------------------------------------------------------------------------------------------------------
81       SUBTOTAL (Enter Total of lines 71 thru 80)                                       51,956,407                   3,718,043
   ------------------------------------------------------------------------------------------------------------------------------
82 (399) Other Tangible Property
   ------------------------------------------------------------------------------------------------------------------------------
83    TOTAL General Plant (Enter Total of lines 81 and 82)                                51,956,407                   3,718,043
   ------------------------------------------------------------------------------------------------------------------------------
84    TOTAL (Accounts 101 and 106)                                                     2,025,607,714                  72,434,100
   ------------------------------------------------------------------------------------------------------------------------------
85 (102) Electric Plant Purchased (See Inst. 8)
86 (Less) (102) Electric Plant Sold (See Inst. 8)
87 (103) Experimental Plant Unclassified
   ------------------------------------------------------------------------------------------------------------------------------
88    TOTAL Electric Plant in Service (Enter Total of lines 84 thru 87)                2,025,607,714                  72,434,100
---------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO 1                      Page 206

--------------------------------------------------------------------------------
Name of Respondent:  This Report is:          Date of Report   Year of Report
                     (1) [X] An Original      (Mo,Da,Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                    December 31, 1998
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                                 Balance at
             Retirements                   Adjustments                 Transfers                 End of Year                    Line
                 (d)                           (e)                        (f)                        (g)                        No.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   164,850      (346)           40
---------------------------------------------------------------------------------------------------------------------------
                                                                                                71,202,886                      41
---------------------------------------------------------------------------------------------------------------------------
              2,565,038                                                  37,847              1,049,763,559                      42
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                43
                                                                       (441,612)                 9,775,842      (350)           44
                     94                                                                          6,231,360      (352)           45
                111,629                                                (184,451)               118,729,813      (353)           46
                                                                                                 4,332,145      (354)           47
                148,386                                                  (4,380)                75,867,238      (355)           48
                351,368                                                  65,564                102,874,446      (356)           49
                                                                                                   111,859      (357)           50
                                                                                                   283,659      (358)           51
                                                                                                                (359)           52
---------------------------------------------------------------------------------------------------------------------------
                611,477                                                (564,879)               318,206,362                      53
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                54
                  8,453                                                                          1,651,420      (360)           55
                 50,944                                                                          4,453,278      (361)           56
                184,524                                                 111,806                 87,245,920      (362)           57
                                                                                                                (363)           58
                450,905                                                  (1,375)               129,355,847      (364)           59
                483,367                                                  57,619                147,005,191      (365)           60
                  4,260                                                                         16,590,954      (366)           61
                242,192                                                                         80,491,979      (367)           62
                913,208                                                  (3,480)               109,899,562      (368)           63
                                                                                                 6,140,624      (369)           64
                248,851                                                  (4,284)                40,138,225      (370)           65
                                                                                                 8,992,342      (371)           66
                                                                                                                (372)           67
                282,789                                                                         23,573,598      (373)           68
---------------------------------------------------------------------------------------------------------------------------
              2,869,493                                                 160,286                655,538,940                      69
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                                70
                 16,983                                                                            324,278      (389)           71
                213,943                                                                          5,992,010      (390)           72
                  2,210                                                   2,622                  3,360,705      (391)           73
                 66,449                                                      (1)                22,622,276      (392)           74
                                                                                                                (393)           75
                                                                         (2,622)                 7,472,313      (394)           76
                                                                                                                (395)           77
                                                                         19,344                  2,217,661      (396)           78
                654,954                                                                         12,750,011      (397)           79
                                                                                                                (398)           80
---------------------------------------------------------------------------------------------------------------------------
                954,539                                                  19,343                 54,739,254                      81
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                (399)           82
---------------------------------------------------------------------------------------------------------------------------
                954,539                                                  19,343                 54,739,254                      83
---------------------------------------------------------------------------------------------------------------------------
              7,000,547                                                (347,403)             2,090,693,864                      84
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                (102)           85
                                                                                                                                86
                                                                                                                (103)           87
---------------------------------------------------------------------------------------------------------------------------
              7,000,547                                                (347,403)             2,090,693,864                      88
-----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO 1                      Page 207

--------------------------------------------------------------------------------
Name of Respondent   This Report is:         Date of Report    Year of Report
                     (1) [x] An Original     (Mo, Da, Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                    Dec. 31, 1998
--------------------------------------------------------------------------------
 ACCUMULATED PROVISION FOR DEPRECIATION OF ELECTRIC UTILITY PLANT (Account 108)
--------------------------------------------------------------------------------

1.   Explain in a footnote any important adjustments during year.

2. Explain in a footnote any difference between the amount for book cost of plant retired, line 11, column (c), and that reported for electric plant in service, pages 204-207, column (d) excluding retirements of non-depreciable property.

3. The provisions of Account 108 in the Uniform System of Accounts require that retirements of depreciable plant be recorded when such plant is removed from service. If the respondent has a significant amount of plant retired at year end which has not been recorded and/or classified to the various reserve functional classifications, make preliminary closing entries to tentatively functionalize the book cost of the plant retired. In addition, include all costs included in retirement work in progress at year end in the appropriate functional classifications.

4. Show separately interest credits under a sinking fund or similar method of depreciation accounting.

------------------------------------------------------------------------------------------------------------------------------------
                                             Section A. Balances and Changes During Year
------------------------------------------------------------------------------------------------------------------------------------
Line                                                         Total        Electric Plant    Electric Plant Held    Electric Plant
No.                 Item                                  (c + d + e)       in Service        for Future Use      Leased to Others
                     (a)                                      (b)               (c)                 (d)                  (e)
------------------------------------------------------------------------------------------------------------------------------------
 1  Balance Beginning of Year                                 975,684,025       975,684,025
------------------------------------------------------------------------------------------------------------------------------------
 2  Depreciation Provisions for Year,
     Charged to:
 3    (403) Depreciation Expense                               74,012,244        74,012,244
 4    (413) Exp. of Elec. Plt. Leas. to Others
 5    Transportation Expenses-Clearing                          1,165,760         1,165,760
 6    Other Clearing Accounts
 7    Other Accounts (Specify):                                 7,528,718         7,528,718
 8
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL Deprec. Prov. for Year
 9      (Enter Total of lines 3 thru 8)                        82,706,722        82,706,722
------------------------------------------------------------------------------------------------------------------------------------
10  Net Charges for Plant Retired:
11    Book Cost of Plant Retired                                6,975,111         6,975,111
12    Cost of Removal                                           2,186,205         2,186,205
13    Salvage (Credit)                                            278,949           278,949
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL Net Chrgs. for Plant Ret.
14      (Enter Total of lines 11 thru 13)                       8,882,367         8,882,367
------------------------------------------------------------------------------------------------------------------------------------
15  Other Debit or Cr. Items (Describe):
16  Net adjustments to Other Functions/Companies                   42,921            42,921
------------------------------------------------------------------------------------------------------------------------------------
17       Balance End of Year (Enter
         Total of lines 1, 9, 14, 15, and 16)               1,049,551,301     1,049,551,301
------------------------------------------------------------------------------------------------------------------------------------

                             Section B. Balances at End of Year According to Functional Classifications
------------------------------------------------------------------------------------------------------------------------------------
18  Steam Production                                          252,910,433       252,910,433
19  Nuclear Production                                        353,490,636       353,490,636
20  Hydraulic Production - Conventional                           986,231           986,231
21  Hydraulic Production - Pumped Storage
22  Other Production                                           29,801,479        29,801,479
23  Transmission                                              119,829,890       119,829,890
24  Distribution                                              266,718,426       266,718,426
25  General                                                    25,814,206        25,814,206
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL (Enter Total of lines 18
26              thru 25)                                    1,049,551,301     1,049,551,301
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 219                   Next Page is 221

--------------------------------------------------------------------------------
Name of Respondent   This Report is:          Date of Report   Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                    December 31, 1998
--------------------------------------------------------------------------------

                        NONUTILITY PROPERTY (Account 121)
--------------------------------------------------------------------------------

1. Give a brief description and state the location of nonutility property included in Account 121.

2. Designate with a double asterisk any property which is leased to another company. State name of lessee and whether lessee is an associated company.

3. Furnish particulars (details concerning sales, purchases, transfers of Nonutility Property during the year.

4. List separately all property previously devoted to public service and give date of transfer to Account 121, Nonutility Property.

5. Minor items (5% of the Balance at the End of the Year, for Account 121 or $100,000, whichever is less) may be grouped by (1) previously devoted to public service (line 44), or (2) other nonutility property (line 45).

----------------------------------------------------------------------------------------------------------------------------------
Line                       Description and Location                       Balance at          Purch., Sales,            Balance at
No.                                                                      Beg. of Year        Transfers, etc.           End of Year
                                    (a)                                       (b)                  (c)                      (d)
----------------------------------------------------------------------------------------------------------------------------------
 1   (1)  Miscellaneous  parcels of land and buildings are
 2   located within the state of Iowa with the exception
 3   of the Fairmont property shown below.
 4
 5   (2) Tenant Space - IES Tower **                                        378,977                                       378,977
 6
 7   (4) PREV UTILITY PROPERTY     Date Trfd
 8
 9   Building - Cedar Rapids           1966                                  25,994                                        25,994
10
11   Building - Rural Maquoketa        1974                                  12,247                                        12,247
12
13   Land - Spirit Lake                1983                                   8,962                                         8,962
14
15   Land - Fairmont, MN               1987                                   1,539                                         1,539
16
17   Land and Building - Fairfield     1988                                  21,025                                        21,025
18
19   Land - Carroll                    1991                                   3,776                                         3,776
20
21
22
23
24   OTHER NONUTILITY PROPERTY
25
26   Land - Marshalltown                                                     31,823               72,124                  103,947
27
28   Land - Cedar Rapids                                                     61,620                                        61,620
29
30   Coal Silo (used for loading coal trucks that haul coal
31   to outside party)-Ottumwa Generating Station                         1,707,347               29,316                1,736,663
32
33   Water line used to provide heated water to outside
34   party                                                                   70,742                                        70,742
35
36   Land - Excess land around Burlington Generating                        145,790                                       145,790
37
38   ** National Propane
39
40
41
42
43
44   Minor Items Previously Devoted to Public Service                        28,689               (1,461)                  27,228
45   Minor Items - Other Nonutility Property                                 27,575                                        27,575
----------------------------------------------------------------------------------------------------------------------------------
46       TOTAL                                                            2,526,106               99,979                2,626,085
----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 221

Name of Respondent:  This Report is:           Date of Report  Year of Report
                     (1) [X] An Original       (Mo,Da,Yr)
IES UTILITIES INC.   (2) [ ] A Resubmission                   December 31, 1998

               INVESTMENTS IN SUBSIDIARY COMPANIES (Account 123.1)

1.   Report below investments in Accounts 123.1, Investment in Subsidiary
     Companies.

2. Provide a subheading for each company and list thereunder the information called for below. Sub-total by company and give a total in columns (e),
     (f), (g) and (h).

     (a) Investment in Securities - List and describe each security owned. For bonds give also principal amount, date of issue, maturity, and interest rate.

     (b) Investment Advances - Report separately the amounts of loans or investment advances which are subject to repayment, but which are not subject to current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.

3. Report separately the equity in undistributed subsidiary earnings since acquisition. The total in column (e) should equal the amount entered for Account 418.1.

                                                                                                                   Amount of
Line           Description of Investment                                Date                Date of              Investment at
No.                                                                   Acquired              Maturity            Beginning of Year
                         (a)                                            (b)                   (c)                      (d)
 1   UNITRAIN SERVICES
 2   Unitrain Services is a partnership in which
 3   IES Utilities Inc. owns 33-1/3% interest.                         4/1/80                                          20,623
 4
 5   Initial investment $10,000.
 6   Equity since acquisition $564,454
 7   Distributions since acquisition $560,000.
 8
 9   IES VENTURES INC.
10   IES Ventures Inc. is a holding company which is
11   wholly-owned by IES Utilities Inc.                               11/30/94                                        308,531
12
13   Equity since acquisition $315,258.
14
15   IES MIDLAND DEVELOPMENT INC.
16   IES Midland Development Inc. is a wholly-owned
17   subsidiary of IES Ventures Inc.                                  11/30/94                                      4,852,536
18
19   Initial investment $300,000.
20   Additional investment since acquisition $4,556,701.
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42                       Total Cost of Account 123.1 =              $5,637,720                TOTAL                 5,181,690

FERC FORM NO. 1                     Page 224

Name of Respondent:   This Report is:          Date of Report  Year of Report
                      (1) [X] An Original      (Mo,Da,Yr)
IES UTILITIES INC.    (2) [ ] A Resubmission                   December 31, 1998

         INVESTMENTS IN SUBSIDIARY COMPANIES (Account 123.1) (Continued)

4. For any securities, notes, or accounts that were pledged, designate such securities, notes, or accounts in a footnote, and state the name of pledgee and purpose of the pledge.

5. If Commission approval was required for any advance made or security acquired, designate such fact in a footnote and give name of Commission, date of authorization, and case or docket number.

6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.

7. In column (h) report for each investment disposed of during the year, the gain or loss represesnted by the difference between cost of the investment (or the other amount at which carried in the books of account if different from cost) and the selling price thereof, not including interest adjustment includible in column (f).

8.   Report on Line 42, column (a) the total cost of Account 123.1.

   Equity in                                                       Amount of           Gain or Loss
   Subsidiary                    Revenues                        Investment at        from Investment
Earnings for Year                for Year                         End of Year           Disposed of        Line
      (e)                          (f)                                (g)                   (h)            No.
                                                                                                             1
                                                                                                             2
    (6,169)                                                           14,454                                 3
                                                                                                             4
                                                                                                             5
                                                                                                             6
                                                                                                             7
                                                                                                             8
                                                                                                             9
                                                                                                            10
     6,727                                                           315,258                                11
                                                                                                            12
                                                                                                            13
                                                                                                            14
                                                                                                            15
                                                                                                            16
     4,165                                                         4,856,701                                17
                                                                                                            18
                                                                                                            19
                                                                                                            20
                                                                                                            21
                                                                                                            22
                                                                                                            23
                                                                                                            24
                                                                                                            25
                                                                                                            26
                                                                                                            27
                                                                                                            28
                                                                                                            29
                                                                                                            30
                                                                                                            31
                                                                                                            32
                                                                                                            33
                                                                                                            34
                                                                                                            35
                                                                                                            36
                                                                                                            37
                                                                                                            38
                                                                                                            39
                                                                                                            40
                                                                                                            41
     4,723                                                         5,186,413                                42


FERC FORM NO. 1                     Page 225

IES UTILITIES INC.                An Original                      Dec. 31, 1998

--------------------------------------------------------------------------------
                      ALLOWANCES (Accounts 158.1 and 158.2)
--------------------------------------------------------------------------------

1.   Report below the particulars (details) called for concerning allowances.

2.   Report all acquisitions of allowances at cost.

3. Report allowances in accordance with a weighted average cost allocation method and other accounting as prescribed by General Instruction No. 21 in the Uniform System of Accounts.

4. Report the allowances transactions by the period they are first eligible for use: the current year's allowances in columns (b)-(c), allowances for the three succeeding years in columns (d)-(i), starting with the following year, and allowances for the remaining succeeding years in columns (j)-(k).

5. Report on line 4 the Environmental Protection Agency (EPA) issued allowances. Report withheld portions on lines 36-40.

------------------------------------------------------------------------------------------------------------------------------
                Allowance Inventory                                       Current Year                          1999
                                                                  ---------------------------      ---------------------------
  Line           (Account 158.1)                                      No.              Amt.             No.             Amt.
   No.                 (a)                                            (b)              (c)              (d)             (e)
------------------------------------------------------------------------------------------------------------------------------
    1   Balance-Beginning of Year                                   21,901                            30,411

    2

    3   Acquired During Year:

    4           Issued (less Withheld Allow.)                       18,393                            18,393
------------------------------------------------------------------------------------------------------------------------------
    5   Returned by EPA
------------------------------------------------------------------------------------------------------------------------------
    6

    7   Purchases/Transfers:

    8
------------------------------------------------------------------------------------------------------------------------------
    9
------------------------------------------------------------------------------------------------------------------------------
   10
------------------------------------------------------------------------------------------------------------------------------
   11
------------------------------------------------------------------------------------------------------------------------------
   12
------------------------------------------------------------------------------------------------------------------------------
   13
------------------------------------------------------------------------------------------------------------------------------
   14
------------------------------------------------------------------------------------------------------------------------------
   15   Total
------------------------------------------------------------------------------------------------------------------------------
   16

   17   Relinquished During Year:

   18           Charges to Account 509                               9,883
------------------------------------------------------------------------------------------------------------------------------
   19
------------------------------------------------------------------------------------------------------------------------------
   20
------------------------------------------------------------------------------------------------------------------------------
   21   Cost of Sales/Transfers:

   22
------------------------------------------------------------------------------------------------------------------------------
   23
------------------------------------------------------------------------------------------------------------------------------
   24
------------------------------------------------------------------------------------------------------------------------------
   25
------------------------------------------------------------------------------------------------------------------------------
   26
------------------------------------------------------------------------------------------------------------------------------
   27
------------------------------------------------------------------------------------------------------------------------------
   28   Total
------------------------------------------------------------------------------------------------------------------------------
   29   Balance-End of Year                                         30,411                            48,804
------------------------------------------------------------------------------------------------------------------------------
   30

   31   Sales:

   32   Net Sales Proceeds (Assoc. Co.)
------------------------------------------------------------------------------------------------------------------------------
   33   Net Sales Proceeds (Other)
------------------------------------------------------------------------------------------------------------------------------
   34   Gains
------------------------------------------------------------------------------------------------------------------------------
   35   Losses
------------------------------------------------------------------------------------------------------------------------------
                      Allowances Withheld
                        (Account 158.2)
------------------------------------------------------------------------------------------------------------------------------
   36   Balance-Beginning of Year
------------------------------------------------------------------------------------------------------------------------------
   37   Add:  Withheld by EPA                                          497                               497
------------------------------------------------------------------------------------------------------------------------------
   38   Deduct:  Returned by EPA
------------------------------------------------------------------------------------------------------------------------------
   39   Cost of Sales                                                  497
------------------------------------------------------------------------------------------------------------------------------
   40   Balance-End of Year                                                                              497
------------------------------------------------------------------------------------------------------------------------------
   41

   42   Sales:

   43   Net Sales Proceeds (Assoc. Co.)                              1,208           97,614
------------------------------------------------------------------------------------------------------------------------------
   44   Net Sales Proceeds (Other)                                   1,208           97,614
------------------------------------------------------------------------------------------------------------------------------
   45   Gains
------------------------------------------------------------------------------------------------------------------------------
   46   Losses
------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 228

IES UTILITIES INC.                  An Original                   Dec. 31, 1998

--------------------------------------------------------------------------------
                ALLOWANCES (Accounts 158.1 and 158.2) (Continued)
--------------------------------------------------------------------------------

6. Report on line 5 allowances returned by the EPA. Report on line 39 the EPA's sales of the withheld allowances. Report on lines 43-46 the net sales proceeds and gains/losses resulting from the EPA's sales or auction of the withheld allowances.

7. Report on lines 8-14 the names of vendors/transferors of allowances acquired and identify associated companies (See "associated company" under "Definitions" in the Uniform System of Accounts).

8. Report on lines 22-27 the names of purchasers/transferees of allowances disposed of and identify associated companies.

9. Report the net costs and benefits of hedging transactions on a separate line under purchases/transfers and sales/transfers.

10. Report on lines 32-35 & 43-47 the net sales proceeds and gains or losses from allowance sales.

---------------------------------------------------------------------------------------------------------------------------------
                2000                          2001                      Future Years                     Totals
---------------------------------------------------------------------------------------------------------------------------------
         No.           Amt.            No.           Amt.             No.            Amt.           No.           Amt.       Line
         (f)           (g)             (h)           (i)              (j)            (k)            (l)           (m)         No.
---------------------------------------------------------------------------------------------------------------------------------
       48,804                        73,030                         97,256                        271,402                      1
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               2

                                                                                                                               3

       24,226                        24,226                        656,534                        741,772                      4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               5
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               6
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               7
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               8
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               9
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              10
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              11
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              12
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              13
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              14
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              15
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              16

                                                                                                                              17

                                                                                                    9,883                     18
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              19
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              20
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              21
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              22
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              23
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              24
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              25
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              26
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              27
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              28
---------------------------------------------------------------------------------------------------------------------------------
       73,030                        97,256                        753,790                      1,003,291                     29
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              30

                                                                                                                              31

                                                                                                                              32
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              33
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              34
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              35
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
          497                         1,208                          1,919                          3,624                     36
---------------------------------------------------------------------------------------------------------------------------------
          711                           711                         19,197                         21,613                     37
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              38
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      497                     39
---------------------------------------------------------------------------------------------------------------------------------
        1,208                         1,919                         21,116                         24,740                     40
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              41

                                                                                                                              42

                                                                                                    1,208           97,614    43
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    1,208           97,614    44
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              45
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              46
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 229

WISCONSIN POWER AND LIGHT COMPANY          An Original             Dec. 31, 1998

--------------------------------------------------------------------------------
               COMPARATIVE BALANCE SHEET (ASSETS AND OTHER DEBITS)
--------------------------------------------------------------------------------

  Line                                                                              Ref.          Balance at           Balance at
  No.                     Title of Account                                        Page No.     Beginning of Year       End of Year
                                (a)                                                 (b)               (c)                  (d)
-----------------------------------------------------------------------------------------------------------------------------------
   1           UTILITY PLANT
-----------------------------------------------------------------------------------------------------------------------------------
   2 Utility Plant (101-106, 114)                                                 200-201        2,223,481,054       2,303,607,624
-----------------------------------------------------------------------------------------------------------------------------------
   3 Construction Work in Progress (107)                                          200-201           42,161,687          56,902,770
-----------------------------------------------------------------------------------------------------------------------------------
   4 TOTAL UTILITY PLANT (Enter Total of Lines 2 and 3)                                          2,265,642,741       2,360,510,394
-----------------------------------------------------------------------------------------------------------------------------------
   5 (Less) Accum. Prov. for Depr. Amort. Depl. (108,111,115)                     200-201        1,057,354,471       1,160,157,045
-----------------------------------------------------------------------------------------------------------------------------------
   6 Net Utility Plant (Enter Total of Line 4 Less 5)                                            1,208,288,270       1,200,353,349
-----------------------------------------------------------------------------------------------------------------------------------
   7 Nuclear Fuel (120.1-120.4, 120.6)                                            202-203          169,553,699         174,534,807
-----------------------------------------------------------------------------------------------------------------------------------
   8 (Less) Accum. Prov. for Amort. of Nucl. Assemblies (120.5)                   202-203          150,507,720         155,863,432
-----------------------------------------------------------------------------------------------------------------------------------
   9 Net Nuclear Fuel (Enter Total of Lines 7 Less 8)                                               19,045,979          18,671,375
-----------------------------------------------------------------------------------------------------------------------------------
  10 Net Utility Plant (Enter Total of Lines 6 and 9)                                            1,227,334,249       1,219,024,724
-----------------------------------------------------------------------------------------------------------------------------------
  11 Utility Plant Adjustments (116)                                                122
-----------------------------------------------------------------------------------------------------------------------------------
  12 Gas Stored Underground-Noncurrent (117)
-----------------------------------------------------------------------------------------------------------------------------------
  13           OTHER PROPERTY AND INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
  14 Nonutility Property (121)                                                      221                687,400             673,665
-----------------------------------------------------------------------------------------------------------------------------------
  15 (Less) Accum. Prov. for Depr. and Amort. (122)                                                     44,054              43,875
-----------------------------------------------------------------------------------------------------------------------------------
  16 Investments in Associated Companies (123)                                                       5,859,733           5,360,095
-----------------------------------------------------------------------------------------------------------------------------------
  17 Investment in Subsidiary Companies (123.1)                                   224-225            4,385,623           4,500,332
-----------------------------------------------------------------------------------------------------------------------------------
  18 (For Cost of Account 123.1, See Footnote Page 224, Line 42)
-----------------------------------------------------------------------------------------------------------------------------------
  19 Noncurrent Portion of Allowances                                             228-229
-----------------------------------------------------------------------------------------------------------------------------------
  20 Other Investments (124)                                                                         9,537,721          10,600,325
-----------------------------------------------------------------------------------------------------------------------------------
  21 Special Funds (125-128)                                                                       112,356,128         134,111,532
-----------------------------------------------------------------------------------------------------------------------------------
  22 TOTAL Other Property and Investments (Total of Lines 14-17, 19-21)                            132,782,551         155,202,074
-----------------------------------------------------------------------------------------------------------------------------------
  23           CURRENT AND ACCRUED ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
  24 Cash (131)                                                                                      1,078,252           1,669,557
-----------------------------------------------------------------------------------------------------------------------------------
  25 Special Deposits (132-134)
-----------------------------------------------------------------------------------------------------------------------------------
  26 Working Fund (135)                                                                                163,774             141,804
-----------------------------------------------------------------------------------------------------------------------------------
  27 Temporary Cash Investments (136)                                                                1,250,000
-----------------------------------------------------------------------------------------------------------------------------------
  28 Notes Receivable (141)
-----------------------------------------------------------------------------------------------------------------------------------
  29 Customer Accounts Receivable (142)                                                            (33,690,932)        (27,333,352)
-----------------------------------------------------------------------------------------------------------------------------------
  30 Other Accounts Receivable (143)                                                                24,751,001          13,057,708
-----------------------------------------------------------------------------------------------------------------------------------
  31 (Less) Accum. Prov. for Uncollectible Acct.-Credit (144)
-----------------------------------------------------------------------------------------------------------------------------------
  32 Notes Receivable from Associated Companies (145)
-----------------------------------------------------------------------------------------------------------------------------------
  33 Accounts Receivable from Assoc. Companies (146)                                                18,157,011          15,669,040
-----------------------------------------------------------------------------------------------------------------------------------
  34 Fuel Stock (151)                                                               227             18,857,026          20,105,100
-----------------------------------------------------------------------------------------------------------------------------------
  35 Fuel Stock Expenses Undistributed (152)                                        227
-----------------------------------------------------------------------------------------------------------------------------------
  36 Residuals (Elec) and Extracted Products (153)                                  227
-----------------------------------------------------------------------------------------------------------------------------------
  37 Plant Materials and Operating Supplies (154)                                   227             18,994,611          19,781,089
-----------------------------------------------------------------------------------------------------------------------------------
  38 Merchandise (155)                                                              227
-----------------------------------------------------------------------------------------------------------------------------------
  39 Other Materials and Supplies (156)                                             227
-----------------------------------------------------------------------------------------------------------------------------------
  40 Nuclear Materials Held for Sale (157)                                      202-203/227
-----------------------------------------------------------------------------------------------------------------------------------
  41 Allowances (158.1 and 158.2)                                                 228-229
-----------------------------------------------------------------------------------------------------------------------------------
  42 (Less) Noncurrent Portion of Allowances                                      228-229
-----------------------------------------------------------------------------------------------------------------------------------
  43 Stores Expense Undistributed (163)                                                                279,296             243,878
-----------------------------------------------------------------------------------------------------------------------------------
  44 Gas Stored Underground-Current (164.1)                                                         12,503,888          10,738,143
-----------------------------------------------------------------------------------------------------------------------------------
  45 Liquefied Natural Gas Stored and Held for Processing (164.2-164.3)
-----------------------------------------------------------------------------------------------------------------------------------
  46 Prepayments (165)                                                                              26,977,517          26,493,790
-----------------------------------------------------------------------------------------------------------------------------------
  47 Advances for Gas (166-167)
-----------------------------------------------------------------------------------------------------------------------------------
  48 Interest and Dividends Receivable (171)
-----------------------------------------------------------------------------------------------------------------------------------
  49 Rents Receivable (172)
-----------------------------------------------------------------------------------------------------------------------------------
  50 Accrued Utility Revenues (173)                                                                 38,526,941          33,758,564
-----------------------------------------------------------------------------------------------------------------------------------
  51 Miscellaneous Current and Accrued Assets (174)
-----------------------------------------------------------------------------------------------------------------------------------
  52 TOTAL Current and Accrued Assets (Enter Total of Lines 24 thru 51)                            127,848,385         114,325,321
-----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 110

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
               SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
                  FOR DEPRECIATION, AMORTIZATION AND DEPLETION

--------------------------------------------------------------------------------

Line                  Item                                                              Total                    Electric
No.
                      (a)                                                                (b)                        (c)
-----------------------------------------------------------------------------------------------------------------------------
 1               UTILITY PLANT
 2  In Service
 3    Plant in Service (Classified)                                                 2,145,048,132              1,718,359,336
 4    Property Under Capital Leases                                                            --
 5    Plant Purchased or Sold                                                                  --
 6    Completed Construction not Classified                                           158,559,492                109,070,218
 7    Experimental Plant unclassified                                                          --
-----------------------------------------------------------------------------------------------------------------------------
 8      TOTAL (Enter Total of lines 3 thru 7)                                       2,303,607,624              1,827,429,554
 9  Leased to Others                                                                           --
10  Held for Future Use                                                                        --
11  Construction Work in Progress                                                      56,902,770                 40,659,863
12  Acquisition Adjustments                                                                    --
-----------------------------------------------------------------------------------------------------------------------------
13      TOTAL Utility Plant (Enter Total of lines 8 thru 12)                        2,360,510,394              1,868,089,417
14  Accum. Prov. for Depr., Amort., & Depl.                                         1,160,157,045                953,829,995
-----------------------------------------------------------------------------------------------------------------------------
15      Net Utility Plant (Enter Total of line 13 less 14)                          1,200,353,349                914,259,422
=============================================================================================================================
                    DETAIL OF ACCUMULATED PROVISIONS FOR
16                DEPRECIATION, AMORTIZATION AND DEPLETION
17  In Service:
18    Depreciation                                                                  1,160,157,044                953,829,994
19    Amort. and Depl. of Producing Natural Gas Land and Land Rights                           --
20    Amort. of Underground Storage Land and Land Rights                                       --
21    Contributions - Retired Plant                                                            --
-----------------------------------------------------------------------------------------------------------------------------
22      TOTAL In Service (Enter Total of lines 18 thru 21)                          1,160,157,044                953,829,994
23  Leased to Others
24    Depreciation                                                                             --
25    Amortization and Depletion                                                               --
-----------------------------------------------------------------------------------------------------------------------------
26      TOTAL Leased to Others (Enter Total of lines 24 and 25)                                --
27  Held for Future Use
28    Depreciation                                                                             --
29    Amortization                                                                             --
-----------------------------------------------------------------------------------------------------------------------------
30      TOTAL Held for Future Use (Enter Total of lines 28 and 29)                             --
31  Abandonment of Leases (Natural Gas)
32  Amort. of Plant Acquisition Adj.
-----------------------------------------------------------------------------------------------------------------------------
        TOTAL Accumulated Provisions (Should agree with line
33      14 above) (Enter Total of lines 22, 26, 30, 31, and 32)                     1,160,157,044                953,829,994
-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
FERC FORM NO. 1                     Page 200

--------------------------------------------------------------------------------
Name of Respondent   This Report is:           Date of Report     Year of Report
                     (1) [X] An Original       (Mo, Da, Yr)
WISCONSIN POWER      (2) [  ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
               SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
            FOR DEPRECIATION, AMORTIZATION AND DEPLETION (Continued)

------------------------------------------------------------------------------------------------------------------------------------
                Gas               Other (Specify)           Other (Specify)         Other (Specify)                Common       Line
                                       Water                                                                                     No.
                (d)                     (e)                       (f)                     (g)                        (h)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  1
                                                                                                                                  2
            226,604,499             19,676,378                                                                   180,407,919      3
                                                                                                                                  4
                                                                                                                                  5
              8,206,108              2,422,844                                                                    38,860,322      6
                                                                                                                                  7
-----------------------------------------------------------------------------------------------------------------------------
            234,810,607             22,099,222                                                                   219,268,241      8
                                                                                                                                  9
                                                                                                                                 10
              5,308,886                241,071                                                                    10,692,950     11
                                                                                                                                 12
-----------------------------------------------------------------------------------------------------------------------------
            240,119,493             22,340,293                                                                   229,961,191     13
            107,259,078              5,688,130                                                                    93,379,842     14
-----------------------------------------------------------------------------------------------------------------------------
            132,860,415             16,652,163                                                                   136,581,349     15
=============================================================================================================================

                                                                                                                                 16
                                                                                                                                 17
            107,259,078              5,688,130                                                                    93,379,842     18
                                                                                                                                 19
                                                                                                                                 20
                                                                                                                                 21
-----------------------------------------------------------------------------------------------------------------------------
            107,259,078              5,688,130                                                                    93,379,842     22
                                                                                                                                 23
                                                                                                                                 24
                                                                                                                                 25
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 26
                                                                                                                                 27
                                                                                                                                 28
                                                                                                                                 29
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 30
                                                                                                                                 31
                                                                                                                                 32
-----------------------------------------------------------------------------------------------------------------------------

            107,259,078              5,688,130                                                                    93,379,842     33
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FERC FORM NO. 1                     Page 201

--------------------------------------------------------------------------------
Name of Respondent    This Report is:      Date of Report      Year of Report
                      (1)[X]An Original    (Mo,Da,Yr)
WISCONSIN POWER                                                December 31, 1998
AND LIGHT COMPANY
--------------------------------------------------------------------------------
          NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157)
--------------------------------------------------------------------------------
1. Report below the costs incurred for nuclear fuel materials in process of fabrication, on hand, in reactor, and in cooling; owned by the, respondent.

2. If the nuclear fuel stock is obtained under leasing arrangements, attach a statement showing the amount of nuclear fuel leased, the quantity used and quantity on hand, and the costs incurred under such leasing arrangements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  Line                                                                                                Changes During Year
                                                                            Balance                 -------------------------
   No.                   Description of Item                           Beginning of year                   Additions

                                 (a)                                          (b)                             (c)
-----------------------------------------------------------------------------------------------------------------------------
    1     Nuclear Fuel in Process of Refinement, Conversion,
-----------------------------------------------------------------------------------------------------------------------------
            Enrichment & Fabrication (120.1)
-----------------------------------------------------------------------------------------------------------------------------
    2       Fabrication
-----------------------------------------------------------------------------------------------------------------------------
    3       Nuclear Materials
-----------------------------------------------------------------------------------------------------------------------------
    4       Allowance for Funds Used during Construction                                                   3,220,741
-----------------------------------------------------------------------------------------------------------------------------
    5       Other Overhead Construction Costs
-----------------------------------------------------------------------------------------------------------------------------
    6         SUBTOTAL (Enter Total of lines 2 thru 5)
-----------------------------------------------------------------------------------------------------------------------------
    7     Nuclear Fuel Materials and Assemblies
-----------------------------------------------------------------------------------------------------------------------------
    8       In Stock (120.2)                                                8,232,618                      9,275,739
-----------------------------------------------------------------------------------------------------------------------------
    9       In Reactor (120.3)                                             22,924,494                      9,273,875
-----------------------------------------------------------------------------------------------------------------------------
   10         SUBTOTAL (Enter Total of lines 8 and 9)                      31,157,112
-----------------------------------------------------------------------------------------------------------------------------
   11     Spent Nuclear Fuel (120.4)                                      138,396,587                      7,679,063
-----------------------------------------------------------------------------------------------------------------------------
   12     Nuclear Fuel Under Capital Leases (120.6)
-----------------------------------------------------------------------------------------------------------------------------
          (Less) Accum. Prov. for Amortization of
-----------------------------------------------------------------------------------------------------------------------------
   13       Nuclear Fuel Assemblies (120.5)                               150,507,720
-----------------------------------------------------------------------------------------------------------------------------
   14       TOTAL Nuclear Fuel Stock (Enter Total lines                    19,045,979
-----------------------------------------------------------------------------------------------------------------------------
              6, 10, 11, and 12 less line 13)
-----------------------------------------------------------------------------------------------------------------------------
   15     Estimated Net Salvage Value of Nuclear
-----------------------------------------------------------------------------------------------------------------------------
            Materials in line 9
-----------------------------------------------------------------------------------------------------------------------------
   16     Estimated Net Salvage Value of Nuclear
-----------------------------------------------------------------------------------------------------------------------------
            Materials in line 11
-----------------------------------------------------------------------------------------------------------------------------
   17     Estimated Net Salvage Value of Nuclear
-----------------------------------------------------------------------------------------------------------------------------
            Materials in Chemical Processing
-----------------------------------------------------------------------------------------------------------------------------
   18     Nuclear Materials Held for Sale (157)
-----------------------------------------------------------------------------------------------------------------------------
   19       Uranium
-----------------------------------------------------------------------------------------------------------------------------
   20       Plutonium
-----------------------------------------------------------------------------------------------------------------------------
   21       Other
-----------------------------------------------------------------------------------------------------------------------------
   22         TOTAL Nuclear Materials Held for Sale
-----------------------------------------------------------------------------------------------------------------------------
              (Enter Total of lines 19, 20, and 21)
-----------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                     Page 202

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                      Changes During the Year
--------------------------------------------------------------------------------
                                                  Other Reductions                            Balance
         Amortization                              (Explain in a                            End of Year                    Line
                                                     footnote)                                                              No.
             (d)                                        (e)                                     (f)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             3
------------------------------------------------------------------------------------------------------------------------------------
                                                       3,220,741                                                             4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             7
------------------------------------------------------------------------------------------------------------------------------------
                                                      13,568,506                            3,939,851                        8
------------------------------------------------------------------------------------------------------------------------------------
                                                       7,679,063                           24,519,306                        9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           28,459,157                       10
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          146,075,650                       11
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            12
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         (6,781,684)                                   1,425,972                          155,863,432                       13
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           18,671,375                       14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            15
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            17
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            18
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            19
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            20
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            21
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            22
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PERC FORM NO. 1                     Page 203

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
             ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of electric plant in service according to the prescribed accounts.

2. In addition to Account 101, Electric Plant in Service (Classified), this page and the next include Account 102, Electric Plant Purchased or Sold; Account 103, Experimental Electric Plant Unclassified; and Account 106, Completed Construction Not Classified-Electric.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed ac counts, on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accum- mulated depreciation provision. Include also in column (d) reversals of tentative distributions of prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these tentative classifications in columns (c) and
     (d), including the


------------------------------------------------------------------------------------------------------------------------------------
Line                               Account                                              Balance at               Additions
No.                                                                                 Beginning of Year
                                     (a)                                                   (b)                      (c)
------------------------------------------------------------------------------------------------------------------------------------
  1           1. INTANGIBLE PLANT
  2   (301) Organization                                                                       51,050
  3   (302) Franchises and Consents
  4   (303) Miscellaneous Intangible Plant
      ------------------------------------------------------------------------------------------------------------------------------
  5    TOTAL Intangible Plant (Total of lines 2, 3, and 4)                                     51,050                 --
      ------------------------------------------------------------------------------------------------------------------------------
  6           2. PRODUCTION PLANT
  7           A. Steam Production Plant
  8   (310) Land and Land Rights                                                            6,168,058               80,661
  9   (311) Structures and Improvements                                                    83,334,785               93,427
 10   (312) Boiler Plant Equipment                                                        348,748,514            2,215,025
 11   (313) Engines and Engine-Driven Generators
 12   (314) Turbogenerator Units                                                           88,324,216            1,806,131
 13   (315) Accessory Electric Equipment                                                   25,673,674               93,875
 14   (316) Misc. Power Plant Equipment                                                    17,050,676             (479,319)
      ------------------------------------------------------------------------------------------------------------------------------
 15    TOTAL Steam Production Plant (Total of lines 8-14)                                 569,299,923            3,809,800
      ------------------------------------------------------------------------------------------------------------------------------
 16           B. Nuclear Production Plant
 17   (320) Land and Land Rights                                                              434,159
 18   (321) Structures and Improvements                                                    19,674,395               80,919
 19   (322) Reactor Plant Equipment                                                        68,031,282               27,566
 20   (323) Turbogenerator Units                                                           20,937,456               16,357
 21   (324) Accessory Electric Equipment                                                   14,244,514                3,106
 22   (325) Misc. Power Plant Equipment                                                     5,770,166              157,460
      ------------------------------------------------------------------------------------------------------------------------------
 23    TOTAL Nuclear Production Plant (Total of lines 17-22)                              129,091,972              285,408
      ------------------------------------------------------------------------------------------------------------------------------
 24           C. Hydraulic Production Plant
 25   (330) Land and Land Rights                                                            1,259,233
 26   (331) Structures and Improvements                                                     1,181,955
 27   (332) Reservoirs, Dams, and Waterways                                                 4,418,201
 28   (333) Water Wheels, Turbines, and Generators                                          2,146,542
 29   (334) Accessory Electric Equipment                                                    2,137,896               10,723
 30   (335) Misc. Power Plant Equipment                                                       601,219
 31   (336) Roads, Railroads, and Bridges
      ------------------------------------------------------------------------------------------------------------------------------
 32    TOTAL Hydraulic Production Plant(Total of lines 25-31)                              11,745,046               10,723
      ------------------------------------------------------------------------------------------------------------------------------
 33           D. Other Production Plant
 34   (340) Land and Land Rights                                                              234,767
 35   (341) Structures and Improvements                                                     3,388,203                    2
 36   (342) Fuel Holders, Products and Accessories                                          4,061,623                    2
 37   (343) Prime Movers                                                                   44,272,631             (913,520)
 38   (344) Generators                                                                     10,283,340              268,574
 39   (345) Accessory Electric Equipment                                                    8,090,736                   (2)
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 204

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

     reversals of the prior years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifica- tions.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the require- ments of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.


------------------------------------------------------------------------------------------------------------------------------------
    Retirements           Adjustments            Transfers               Balance at
                                                                        End of Year                                       Line
       (d)                   (e)                    (f)                     (g)                                            No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             1
                                                                             51,050              (301)                       2
                                                                                --               (302)                       3
                                                                                --               (303)                       4
------------------------------------------------------------------------------------------------------------------------------------
            --                    --                   --                    51,050                                          5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             6
                                                                                                                             7
        (72,412)                                                          6,176,307              (310)                       8
       (267,013)                                                         83,161,199              (311)                       9
       (168,012)                                                        350,795,527              (312)                      10
                                                                                --               (313)                      11
       (134,808)                                                         89,995,539              (314)                      12
                                                                         25,767,549              (315)                      13
        (38,077)                                                         16,533,280              (316)                      14
------------------------------------------------------------------------------------------------------------------------------------
       (680,322)                  --                   --               572,429,401                                         15
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            16
                                                                            434,159              (320)                      17
         (3,590)                                                         19,751,724              (321)                      18
        (32,929)                                                         68,025,919              (322)                      19
         (8,703)                                                         20,945,110              (323)                      20
       (103,534)                                                         14,144,086              (324)                      21
        (21,183)                                                          5,906,443              (325)                      22
------------------------------------------------------------------------------------------------------------------------------------
       (169,939)                  --                   --               129,207,441                                         23
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            24
        (24,580)                                                          1,234,653              (330)                      25
        (48,190)                                                          1,133,765              (331)                      26
       (164,048)                                                          4,254,153              (332)                      27
        (93,298)                                                          2,053,244              (333)                      28
       (314,730)                                                          1,833,889              (334)                      29
         (1,646)                                                            599,573              (335)                      30
                                                                                --               (336)                      31
------------------------------------------------------------------------------------------------------------------------------------
       (646,492)                  --                   --                11,109,277                                         32
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            33
                                                                            234,767              (340)                      34
                                                                          3,388,205              (341)                      35
                                                                          4,061,625              (342)                      36
                                                                         43,359,111              (343)                      37
                                                                         10,551,914              (344)                      38
                                                                          8,090,734              (345)                      39
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 205

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)


------------------------------------------------------------------------------------------------------------------------------------
Line      Account                                                                      Balance at                    Additions
 No.                                                                                Beginning of Year
            (a)                                                                           (b)                           (c)
------------------------------------------------------------------------------------------------------------------------------------
 40   (346) Misc. Power Plant Equipment                                                        91,314                       (1)
      ------------------------------------------------------------------------------------------------------------------------------
 41         TOTAL Other Production Plant (Total of lines 34-40)                            70,422,614                 (644,945)
      ------------------------------------------------------------------------------------------------------------------------------
 42         TOTAL Production Plant (Tot. of lines 15,23,32,and 4                          780,559,555                3,460,986
      ------------------------------------------------------------------------------------------------------------------------------
 43                     3. TRANSMISSION PLANT
 44   (350) Land and Land Rights                                                            1,777,387                  260,942
 45   (352) Structures and Improvements                                                     8,760,326                  402,723
 46   (353) Station Equipment                                                             124,257,960                8,543,144
 47   (354) Towers and Fixtures                                                             8,160,801
 48   (355) Poles and Fixtures                                                             50,668,526                  777,487
 49   (356) Overhead Conductors and Devices                                                62,676,195                3,141,740
 50   (357) Underground Conduit                                                                10,937
 51   (358) Underground Conductors and Devices                                              3,184,576                1,104,070
 52   (359) Roads and Trails                                                                    3,012
      ------------------------------------------------------------------------------------------------------------------------------
 53         TOTAL Transmission Plant (Total of lines 44 thru 52)                          259,499,720               14,230,106
      ------------------------------------------------------------------------------------------------------------------------------
 54                     4. DISTRIBUTION PLANT
 55   (360) Land and Land Rights                                                            2,161,102                  237,797
 56   (361) Structures and Improvements                                                     4,949,376                  328,125
 57   (362) Station Equipment                                                              74,377,582                4,499,446
 58   (363) Storage Battery Equipment
 59   (364) Poles, Towers, and Fixtures                                                   128,288,299               10,698,742
 60   (365) Overhead Conductors and Devices                                               124,714,080                  697,452
 61   (366) Underground Conduit                                                             2,309,251                  546,503
 62   (367) Underground Conductors and Devices                                             87,885,573                7,474,730
 63   (368) Line Transformers                                                             129,022,373                5,852,364
 64   (369) Services                                                                       60,240,492                4,032,025
 65   (370) Meters                                                                         34,505,235                1,783,347
 66   (371) Installations on Customer Premises                                              5,087,012                    4,543
 67   (372) Leased Property on Customer Premises
 68   (373) Street Lighting and Signal Systems                                              8,677,684                1,280,543
      ------------------------------------------------------------------------------------------------------------------------------
 69         TOTAL Distribution Plant (Total of lines 55 thru 68)                          662,218,059               37,435,617
      ------------------------------------------------------------------------------------------------------------------------------
 70                        5. GENERAL PLANT
 71   (389) Land and Land Rights                                                              188,454                  140,121
 72   (390) Structures and Improvements                                                     5,986,363                2,096,269
 73   (391) Office Furniture and Equipment                                                 35,637,932                1,920,569
 74   (392) Transportation Equipment                                                       20,582,362                2,060,992
 75   (393) Stores Equipment
 76   (394) Tools, Shop and Garage Equipment                                                3,205,678                 (374,037)
 77   (395) Laboratory Equipment                                                            5,114,644                   89,751
 78   (396) Power Operated Equipment                                                        2,834,265
 79   (397) Communication Equipment                                                         2,268,158
 80   (398) Miscellaneous Equipment                                                           267,780                  (65,800)
      ------------------------------------------------------------------------------------------------------------------------------
 81         SUBTOTAL (Enter Total of lines 71 thru 80)                                     76,085,636                5,867,865
      ------------------------------------------------------------------------------------------------------------------------------
 82   (399) Other Tangible Property
      ------------------------------------------------------------------------------------------------------------------------------
 83         TOTAL General Plant (Enter Total of lines 81 and 82)                           76,085,636                5,867,865
      ------------------------------------------------------------------------------------------------------------------------------
 84         TOTAL (Accounts 101 and 106)                                                1,778,414,020               60,994,574
      ------------------------------------------------------------------------------------------------------------------------------
 85   (102) Electric Plant Purchased (See Inst. 8)
 86   (Less) (102) Electric Plant Sold (See Inst. 8)
 87   (103) Experimental Plant Unclassified
      ------------------------------------------------------------------------------------------------------------------------------
 88         TOTAL Electric Plant in Service (Enter Total of lines 84 thru 87)           1,778,414,020               60,994,574
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO 1                  Page 206

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Balance at
              Retirements              Adjustments                Transfers              End of Year                            Line
                  (d)                      (e)                       (f)                     (g)                                 No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              91,313                (346)        40
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          69,777,669                             41
------------------------------------------------------------------------------------------------------------------------------------
               (1,496,753)                                                               782,523,788                             42
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 43
                 (144,744)                                                                 1,893,585                (350)        44
                   (2,112)                                                                 9,160,937                (352)        45
                 (214,526)                                           (3,826)             132,582,752                (353)        46
                  (43,755)                                                                 8,117,046                (354)        47
                 (740,016)                                          (23,626)              50,682,371                (355)        48
               (1,264,246)                                           (4,898)              64,548,791                (356)        49
                                                                                              10,937                (357)        50
                                                                                           4,288,646                (358)        51
                                                                                               3,012                (359)        52
------------------------------------------------------------------------------------------------------------------------------------
               (2,409,399)                                          (32,350)             271,288,077                             53
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 54
                                                                                           2,398,899                (360)        55
                   (3,445)                                                                 5,274,056                (361)        56
                 (174,809)                                           (5,982)              78,696,237                (362)        57
                                                                                                                    (363)        58
                 (958,765)                                           23,626              138,051,902                (364)        59
                1,476,511                                             4,898              126,892,941                (365)        60
                  (40,280)                                                                 2,815,474                (366)        61
               (1,052,201)                                                                94,308,102                (367)        62
               (5,554,910)                                                               129,319,827                (368)        63
                 (619,863)                                                                63,652,654                (369)        64
                 (542,533)                                          (11,470)              35,734,579                (370)        65
                   (5,000)                                                                 5,086,555                (371)        66
                                                                                                                    (372)        67
                 (231,061)                                                                 9,727,166                (373)        68
------------------------------------------------------------------------------------------------------------------------------------
               (7,706,356)                                           11,072              691,958,392                             69
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 70
                                                                                             328,575                (389)        71
                  (53,341)                                                                 8,029,291                (390)        72
                 (143,965)                                           38,773               37,453,309                (391)        73
                  (15,087)                                                                22,628,267                (392)        74
                                                                                                                    (393)        75
                                                                                           2,831,641                (394)        76
                   (7,386)                                                                 5,197,009                (395)        77
                                                                                           2,834,265                (396)        78
                 (164,246)                                                                 2,103,912                (397)        79
                                                                                             201,980                (398)        80
------------------------------------------------------------------------------------------------------------------------------------
                 (384,025)                                           38,773               81,608,249                             81
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (399)        82
------------------------------------------------------------------------------------------------------------------------------------
                 (384,025)                                           38,773               81,608,249                             83
------------------------------------------------------------------------------------------------------------------------------------
              (11,996,533)                                           17,495            1,827,429,556                             84
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    (102)        85
                                                                                                                                 86
                                                                                                                    (103)        87
------------------------------------------------------------------------------------------------------------------------------------
              (11,996,533)                                           17,495            1,827,429,556                             88
------------------------------------------------------------------------------------------------------------------------------------


FERC FORM NO 1                 Page 207

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
 ACCUMULATED PROVISION FOR DEPRECIATION OF ELECTRIC UTILITY PLANT (Account 108)
--------------------------------------------------------------------------------

1.   Explain in a footnote any important adjustments during year.

2. Explain in a footnote any difference between the amount for book cost of plant retired, line 11, column (c), and that reported for electric plant in service, pages 204-207, column (d), excluding retirements of non-depreciable property.

3. The provisions of Account 108 in the Uniform System of Accounts require that retirements of depreciable plant be recorded when such plant is removed from service. If the respondent has a significant amount of plant retired at year end which has not been recorded and/or classified to the various reserve functional classifications, make preliminary closing entries to tentatively functionalize the book cost of the plant retired. In addition, include all costs included in retirement work in progress at year end in the appropriate functional classifications. 4. Show separately interest credits under a sinking fund or similar method of depreciation accounting.


------------------------------------------------------------------------------------------------------------------------------------
                                         Section A. Balances and Changes During Year
------------------------------------------------------------------------------------------------------------------------------------
Line                                                      Total            Electric Plant     Electric Plant Held   Electric Plant
No.                   Item                             (c + d + e)           in Service          for Future Use    Leased to Others
                       (a)                                 (b)                  (c)                   (d)                 (e)
------------------------------------------------------------------------------------------------------------------------------------
   1  Balance Beginning of Year                          877,208,689           877,208,689
------------------------------------------------------------------------------------------------------------------------------------
   2  Depreciation Provisions for Year,
      Charged to:
   3  (403) Depreciation Expense                          86,420,068            86,420,068
   4  (413) Exp. of Elec. Plt. Leas. to Others
   5  Transportation Expenses-Clearing                     1,621,262             1,621,262
   6  Other Clearing Accounts
   7  Other Accounts (Specify):
   8
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL Deprec. Prov. for Year
   9      (Enter Total of lines 3 thru 8)                 88,041,330            88,041,330
------------------------------------------------------------------------------------------------------------------------------------
  10  Net Charges for Plant Retired:
  11  Book Cost of Plant Retired                         (11,801,496)          (11,801,496)
  12  Cost of Removal                                     (2,719,018)           (2,719,018)
  13  Salvage (Credit)                                     3,233,782             3,233,782
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL Net Chrgs. for Plant Ret.
  14      (Enter Total of lines 11 thru 13)              (11,286,732)          (11,286,732)
------------------------------------------------------------------------------------------------------------------------------------
  15  Other Debit or Cr. Items (Describe):
  16  Net adjustments to Other Functions/Companies          (133,293)             (133,293)
------------------------------------------------------------------------------------------------------------------------------------
  17      Balance End of Year (Enter
          Total of lines 1, 9, 14, 15, and 16)           953,829,994           953,829,994
------------------------------------------------------------------------------------------------------------------------------------
                            Section B. Balances at End of Year According to Functional Classifications
------------------------------------------------------------------------------------------------------------------------------------
  18  Steam Production                                   309,618,282           309,618,282
  19  Nuclear Production                                 239,356,562           239,356,562
  20  Hydraulic Production - Conventional                  7,238,815             7,238,815
  21  Hydraulic Production - Pumped Storage
  22  Other Production                                    25,230,634            25,230,634
  23  Transmission                                       111,683,999           111,683,999
  24  Distribution                                       221,230,198           221,230,198
  25  General                                             39,471,504            39,471,504
------------------------------------------------------------------------------------------------------------------------------------
           TOTAL (Enter Total of lines 18
  26              thru 25)                               953,829,994           953,829,994
------------------------------------------------------------------------------------------------------------------------------------


FERC FORM NO. 1           Page 219                            Next Page is 221

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
                        NONUTILITY PROPERTY (Account 121)
--------------------------------------------------------------------------------

1. Give a brief description and state the location of nonutility property included in Account 121.

2. Designate with an asterisk any property which is leased to another company. State name of lessee and whether lessee is an associated company.

3. Furnish particulars (details) concerning sales, purchases, or transfers of Nonutility Property during the year.

4. List separately all property previously devoted to public service and give date of transfer to Account 121, Nonutility Property.

5. Minor items (5% of the Balance at the End of the Year for Account 121 or $100,000, whichever is less) may be grouped by (1) previously devoted to public service (line 44), or (2) other nonutility property (line 45).

------------------------------------------------------------------------------------------------------------------------------------
Line           Description and Location                      Balance at         Purch., Sales,         Balance at
No.                                                         Beg. of Year        Transfers, etc.        End of Year
                        (a)                                     (b)                  (c)                   (d)
------------------------------------------------------------------------------------------------------------------------------------
   1   Abandoned Railroad Right-of-way - Ripon                   43,200                                     43,200
   2
   3   Land - Waugh Farm - 1981                                 217,332                                    217,332
   4
   5   Service & Repair Inventory                               344,603                                    344,603
   6   Other - Service & Repair Inventory                       (36,884)              (13,874)A            (50,758)
   7
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20
  21
  22
  23
  24
  25
  26
  27
  28
  29
  30
  31
  32
  33
  34   Note A:  Represents stock material taken from inventory to be used on projects.
  35   Note B:  Retirement of Ripon Land           ($3,076)
  36            Transfer Reac Land to Nonutility     3,167
  37            Special Assessments                    258
  38            Retirement of Muscoda Dam Site        (210)
  39
  40            Subtotal                               139
  41
  42
  43
  44   Minor Items Previously Devoted to Public Service
  45   Minor Items - Other Nonutility Property                  119,149                   139 B            119,288
------------------------------------------------------------------------------------------------------------------------------------
  46     TOTAL                                                  687,400               (13,735)             673,665
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                                                 Page 221

Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY

               INVESTMENTS IN SUBSIDIARY COMPANIES (Account 123.1)

1.   Report below investments in Account 123.1, Investments in Subsidiary
     Companies.

2. Provide a subheading for each company and list thereunder the information called for below. Subtotal by company and give a total in columns (e), (f),
     (g) and (h). (a) Investment in Securities - List and describe each security owned. For bonds give also principal amount, date of issue, maturity, and interest rate. (b) Investment Advances - Report separately the amounts of loans or investment advances which are subject to repayment, but which are not subject to current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.

3. Report separately the equity in undistributed subsidiary earnings since acquisition. The total in column (e) should equal the amount entered for Account 418.1. (b) Investment Advances - Report separately the

                                                                                                       Amount of
Line           Description of Investment                       Date               Date of            Investment at
 No.                                                         Acquired            Maturity          Beginning of Year
                         (a)                                   (b)                  (c)                   (d)
   1   South Beloit Water, Gas and Electric Company                                         (a)          2,440,000
   2                                                                                        (b)          2,378,880
   3   SUBTOTAL                                                                                          4,818,880
   4
   5   REAC, Inc.                                                                           (a)            365,866
   6                                                                                        (b)           (799,123)
   7   SUBTOTAL                                                                                           (433,257)
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20
  21
  22
  23
  24
  25
  26
  27
  28
  29   a = Original cost and net paid in capital
  30   b = Equity earnings since acquisition
  31
  32
  33
  34   (1)  Public Service Commission of Wisconsin Docket 6690-AU-2 dated February 17, 1976.
  35   (2)  Includes $1,823,217 dividend to parent company.
  36         and are recorded in account 120.1 and not 418.1.
  37   (3)  Public Service Commission of Wisconsin Docket 2-U-7704 dated April 19, 1973.
  38   (4)  REAC was dissolved on June 30, 1998.
  39
  40
  41
  42   Total Cost of Account 123.1 =                        $2,440,000
                                                                                    TOTAL                4,385,623


FERC FORM NO. 1                        Page 224

Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY

         INVESTMENTS IN SUBSIDIARY COMPANIES (Account 123.1) (Continued)

4. For any securities, notes, or accounts that were pledged, designate such securities, notes, or accounts in a footnote, and state the name of pledgee and purpose of the pledge.

5. If Commission approval was required for any advance made or security acquired, designate such fact in a footnote and give name of Commission, date of authorization, and case or docket number.

6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.

7. In column (h) report for each investment disposed of during the year, the gain or loss represented by the difference between cost of the investment (or the other amount at which carried in the books of account if different from cost) and the selling price thereof, not including interest adjustment includible in column (f).

8.   Report on Line 42, column (a) the total cost of Account 123.1.


     Equity in                                       Amount of           Gain or Loss
    Subsidiary                   Revenues          Investment at       from Investment
 Earnings for Year               for Year           End of Year          Disposed of             Line
        (e)                        (f)                  (g)                  (h)                  No.
                                             (a)     2,440,000                                     1
          (318,548)                (2)       (b)     2,060,332                                     2
          (318,548)                                  4,500,332                                     3
                                                                                                   4
                                             (a)             0                                     5
           433,258                 (4)       (b)             0                                     6
           433,258                                           0                                     7
                                                                                                   8
                                                                                                   9
                                                                                                  10
                                                                                                  11
                                                                                                  12
                                                                                                  13
                                                                                                  14
                                                                                                  15
                                                                                                  16
                                                                                                  17
                                                                                                  18
                                                                                                  19
                                                                                                  20
                                                                                                  21
                                                                                                  22
                                                                                                  23
                                                                                                  24
                                                                                                  25
                                                                                                  26
                                                                                                  27
                                                                                                  28
                                                                                                  29
                                                                                                  30
                                                                                                  31
                                                                                                  32
                                                                                                  33
                                                                                                  34
                                                                                                  35
                                                                                                  36
                                                                                                  37
                                                                                                  38
                                                                                                  39
                                                                                                  40
                                                                                                  41
                                                                                                  42
           114,710                                   4,500,332


 FERC FORM NO. 1                 Page 225

WISCONSIN POWER AND LIGHT COMPANY        An Original               Dec. 31, 1998

--------------------------------------------------------------------------------
                      ALLOWANCES (Accounts 158.1 and 158.2)
--------------------------------------------------------------------------------

1.   Report below the particulars (details) called for concerning allowances.

2.   Report all acquisitions of allowances at cost.

3. Report allowances in accordance with a weighted average cost allocation method and other accounting as prescribed by General Instruction No. 21 in the Uniform System of Accounts.

4. Report the allowances transactions by the period they are first eligible for use: the current year's allowances in columns (b)-(c), allowances for the three succeeding years in columns (d)-(i), starting with the following year, and allowances for the remaining succeeding years in columns (j)-(k).

5. Report on line 4 the Environmental Protection Agency (EPA) issued allowances. Report withheld portions on lines 36-40.

------------------------------------------------------------------------------------------------------------------------------------
                        Allowance Inventory                                 Current Year                              1999
Line                      (Account 158.1)                             No.                  Amt.            No.                  Amt.
 No.                            (a)                                   (b)                  (c)             (d)                  (e)
------------------------------------------------------------------------------------------------------------------------------------
  1     Balance-Beginning of Year                                  42,668                               42,669
------------------------------------------------------------------------------------------------------------------------------------
  2
  3     Acquired During Year:
  4           Issued (less Withheld Allow.)
------------------------------------------------------------------------------------------------------------------------------------
  5     Returned by EPA
------------------------------------------------------------------------------------------------------------------------------------
  6
  7     Purchases/Transfers:
  8
------------------------------------------------------------------------------------------------------------------------------------
  9
------------------------------------------------------------------------------------------------------------------------------------
 10     1998                                                       46,085
------------------------------------------------------------------------------------------------------------------------------------
 11
------------------------------------------------------------------------------------------------------------------------------------
 12
------------------------------------------------------------------------------------------------------------------------------------
 13
------------------------------------------------------------------------------------------------------------------------------------
 14
------------------------------------------------------------------------------------------------------------------------------------
 15     Total                                                      46,085
------------------------------------------------------------------------------------------------------------------------------------
 16
 17     Relinquished During Year:
 18           Charges to Account 509                               22,099
------------------------------------------------------------------------------------------------------------------------------------
 19
------------------------------------------------------------------------------------------------------------------------------------
 20
------------------------------------------------------------------------------------------------------------------------------------
 21     Cost of Sales/Transfers:
 22
------------------------------------------------------------------------------------------------------------------------------------
 23
------------------------------------------------------------------------------------------------------------------------------------
 24
------------------------------------------------------------------------------------------------------------------------------------
 25
------------------------------------------------------------------------------------------------------------------------------------
 26
------------------------------------------------------------------------------------------------------------------------------------
 27
------------------------------------------------------------------------------------------------------------------------------------
 28     Total
------------------------------------------------------------------------------------------------------------------------------------
 29     Balance-End of Year                                        66,654                               42,669
------------------------------------------------------------------------------------------------------------------------------------
 30
 31     Sales:
 32     Net Sales Proceeds (Assoc. Co.)
------------------------------------------------------------------------------------------------------------------------------------
 33     Net Sales Proceeds (Other)
------------------------------------------------------------------------------------------------------------------------------------
 34     Gains
------------------------------------------------------------------------------------------------------------------------------------
 35     Losses
------------------------------------------------------------------------------------------------------------------------------------
                        Allowances Withheld
                          (Account 158.2)
------------------------------------------------------------------------------------------------------------------------------------
 36     Balance-Beginning of Year                                     777                                  777
------------------------------------------------------------------------------------------------------------------------------------
 37     Add:  Withheld by EPA
------------------------------------------------------------------------------------------------------------------------------------
 38     Deduct:  Returned by EPA
------------------------------------------------------------------------------------------------------------------------------------
 39     Cost of Sales                                                 777
------------------------------------------------------------------------------------------------------------------------------------
 40     Balance-End of Year                                                                                777
------------------------------------------------------------------------------------------------------------------------------------
 41
 42     Sales:
 43     Net Sales Proceeds (Assoc. Co.)                               777               90,840
------------------------------------------------------------------------------------------------------------------------------------
 44     Net Sales Proceeds (Other)
------------------------------------------------------------------------------------------------------------------------------------
 45     Gains
------------------------------------------------------------------------------------------------------------------------------------
 46     Losses
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                   Page 228

WISCONSIN POWER AND LIGHT COMPANY        An Original               Dec. 31, 1998

--------------------------------------------------------------------------------
                ALLOWANCES (Accounts 158.1 and 158.2) (Continued)
--------------------------------------------------------------------------------

6. Report on line 5 allowances returned by the EPA. Report on line 39 the EPA's sales of the withheld allowances. Report on lines 43-46 the net sales proceeds and gains/losses resulting from the EPA's sales or auction of the withheld allowances.

7. Report on lines 8-14 the names of vendors/transferors of allowances acquired and identify associated companies (See "associated company" under "Definitions" in the Uniform System of Accounts).

8. Report on lines 22-27 the names of purchasers/transferees of allowances disposed of and identify associated companies.

9. Report the net costs and benefits of hedging transactions on a separate line under purchases/transfers and sales/transfers.

10. Report on lines 32-35 & 43-47 the net sales proceeds and gains or losses from allowance sales.

------------------------------------------------------------------------------------------------------------------------------------
          2000                            2001                     Future Years                          Totals
------------------------------------------------------------------------------------------------------------------------
    No.           Amt.             No.            Amt.          No.             Amt.                No.           Amt.          Line
    (f)           (g)              (h)            (i)           (j)             (k)                 (l)           (m)            No.
------------------------------------------------------------------------------------------------------------------------------------
   38,501                         38,499                      950,291                           1,112,628                         1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  2
                                                                                                                                  3
      338                            337                       42,196                              42,871                         4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  6
                                                                                                                                  7
                                                                                                                                  8
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   46,085                        10
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 11
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 12
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 13
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 14
------------------------------------------------------------------------------------------------------------------------------------
   38,839                         38,836                      992,487                              46,085                        15
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 16
                                                                                                                                 17
                                                                                                   22,099                        18
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 19
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 20
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 21
                                                                                                                                 22
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 23
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 24
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 25
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 26
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 27
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 28
------------------------------------------------------------------------------------------------------------------------------------
   38,839                         38,836                      992,487                           1,179,485                        29
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 30
                                                                                                                                 31
                                                                                                                                 32
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 33
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 34
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 35
------------------------------------------------------------------------------------------------------------------------------------
      525                            525                       25,707                              28,311                        36
------------------------------------------------------------------------------------------------------------------------------------
                                                                1,050                               1,050                        37
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 38
------------------------------------------------------------------------------------------------------------------------------------
                                                                1,050                               1,827                        39
------------------------------------------------------------------------------------------------------------------------------------
      525                            525                       25,707                              27,534                        40
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 41
                                                                                                                                 42
                                                                1,050           58,296              1,827        149,136         43
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 44
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 45
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 46
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                    Page 229

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of gas plant in service according to the prescribed accounts.

2. In addition to Account 101, Gas Plant in Service (Classified), this page and the next include Account 102, Gas Plant Purchased or Sold; Account 103, Completed Construction Not Classified - Gas.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed accounts on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accumulative depreciation provision. Include also in column (d) reversals of tentative distributions or prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these tentative classifications in columns (c) and
     (d), including the reversals of the prior

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Balance at
Line                           Account                                            Beginning of Year         Additions
 No.                              (a)                                                   (b)                    (c)
------------------------------------------------------------------------------------------------------------------------------------
 1                   1. Intagible Plant
 2     301  Organization                                                                      9,841
 3     302  Franchises and Consents                                                             --
 4     303  Miscellaneous Intangible Plant                                                      --
       -----------------------------------------------------------------------------------------------------------------------------
 5     TOTAL Intangible Plant                                                                 9,841               --
       -----------------------------------------------------------------------------------------------------------------------------
 6                   2. Production Plant
 7                Natural Gas Production and Gathering Plant
 8     325.1  Producing Lands                                                                   --
 9     325.2  Producing Leaseholds                                                              --
10     325.3  Gas Rights                                                                        --
11     325.4  Rights-of-Ways                                                                    --
12     325.5  Other Land and Land Rights (304)                                               31,702
13     326    Gas Well Structures                                                               --
14     327    Field Compressor Station Structures                                               --
15     328    Field Meas. and Reg. Sta. Structures                                              --
16     329    Other Structures (305)                                                         54,201
17     330    Producing Gas Wells-Well Construction                                             --
18     331    Producing Gas Wells-Well Equipment                                                --
19     332    Field Lines                                                                       --
20     333    Field Compressor Station Equipment                                                --
21     334    Field Meas. and Reg. Sta. Equipment                                               --
22     335    Drilling and Cleaning Equipment                                                   --
23     336    Purification Equipment                                                            --
24     337    Other Equipment (320)                                                             --
25     338    Unsuccessful Exploration & Devel. Costs                                           --
       -----------------------------------------------------------------------------------------------------------------------------
26     TOTAL Production and Gathering Plant                                                  85,903               --
       -----------------------------------------------------------------------------------------------------------------------------
27                Products Extraction Plant
28     340  Land and Land Rights                                                                --
29     341  Structures and Improvements                                                         --
30     342  Extraction and Refining Equipment                                                   --
31     343  Pipe Lines                                                                          --
32     344  Extracted Products Storage Equipment                                                --
33     345  Compressor Equipment                                                                --
34     346  Gas Meas. and Reg. Equipment                                                        --
35     347  Other Equipment (311)                                                             2,253
       -----------------------------------------------------------------------------------------------------------------------------
36     TOTAL Products Extraction Plant                                                        2,253               --
       -----------------------------------------------------------------------------------------------------------------------------
37     TOTAL Nat. Gas Production Plant                                                       88,156               --
       -----------------------------------------------------------------------------------------------------------------------------
38     Mfd. Gas Prod. Plant (Submit Suppl. Statement)                                           --
       -----------------------------------------------------------------------------------------------------------------------------
39     TOTAL Production Plant                                                                88,156               --
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)             Page 204

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

     years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount, submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Balance at
      Retirements              Adjustments               Transfers            End of Year                                       Line
         (c)                      (d)                       (e)                   (f)                                            No.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  1
                                                                                    9,841                   301                   2
                                                                                      --                    302                   3
                                                                                      --                    303                   4
------------------------------------------------------------------------------------------------------------------------------------
                0                        0                       0                   9841                                         5
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  6
                                                                                                                                  7
                                                                                      --                  325.1                   8
                                                                                      --                  325.2                   9
                                                                                      --                  325.3                  10
                                                                                      --                  325.4                  11
                                                                                   31,702                 325.5                  12
                                                                                      --                    326                  13
                                                                                      --                    327                  14
                                                                                      --                    328                  15
                                                                                   54,201                   329                  16
                                                                                      --                    330                  17
                                                                                      --                    331                  18
                                                                                      --                    332                  19
                                                                                      --                    333                  20
                                                                                      --                    334                  21
                                                                                      --                    335                  22
                                                                                      --                    336                  23
                                                                                      --                    337                  24
                                                                                      --                    338                  25
------------------------------------------------------------------------------------------------------------------------------------
              --                       --                      --                  85,903                                        26
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 27
                                                                                      --                    340                  28
                                                                                      --                    341                  29
                                                                                      --                    342                  30
                                                                                      --                    343                  31
                                                                                      --                    344                  32
                                                                                      --                    345                  33
                                                                                      --                    346                  34
                                                                                    2,253                   347                  35
------------------------------------------------------------------------------------------------------------------------------------
              --                       --                      --                   2,253                                        36
------------------------------------------------------------------------------------------------------------------------------------
              --                       --                      --                  88,156                                        37
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 38
------------------------------------------------------------------------------------------------------------------------------------
              --                       --                      --                  88,156                                        39
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)               Page 205

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                  Balance at
Line                        Account                                             Beginning of Year          Additions
 No.                          (a)                                                      (b)                    (c)
------------------------------------------------------------------------------------------------------------------------------------
 40     3. Natural Gas Storage and Processing Plant
 41          Underground Storage Plant
 42   350.1  Land                                                                             --
 43   350.2  Rights-of-Way                                                                    --
 44   351    Structures and Improvements                                                      --
 45   352    Wells                                                                            --
 46   352.1  Storage Leaseholds and Rights                                                    --
 47   352.2  Reservoirs                                                                       --
 48   352.3  Non-recoverable Natural Gas                                                      --
 49   353    Lines                                                                            --
 50   354    Compressor Station Equipment                                                     --
 51   355    Measuring and Reg. Equipment                                                     --
 52   356    Purification Equipment                                                           --
 53   357    Other Equipment                                                                  --
      ------------------------------------------------------------------------------------------------------------------------------
 54   TOTAL Underground Storage Plant                                                         --                 --
      ------------------------------------------------------------------------------------------------------------------------------
 55          Other Storage Plant
 56   360    Land and Land Rights                                                             --
 57   361    Structures and Improvements                                                      --
 58   362    Gas Holders                                                                      --
 59   363    Purification Equipment                                                           --
 60   363.1  Liquifaction Equipment                                                           --
 61   363.2  Vaporizing Equipment                                                             --
 62   363.3  Compressor Equipment                                                             --
 63   363.4  Meas. and Reg. Equipment                                                         --
 64   363.5  Other Equipment                                                                  --
      ------------------------------------------------------------------------------------------------------------------------------
 65   TOTAL Other Storage Plant                                                               --                 --
      ------------------------------------------------------------------------------------------------------------------------------
 66        Base Load Liquified Natural Gas Terminating
 67          and Processing Plant
 68   364.1  Land and Land Rights                                                             --
 69   364.2  Structures and Improvements                                                      --
 70   364.3  LNG Processing Terminal Equipment                                                --
 71   364.4  LNG Transportation Equipment                                                     --
 72   364.5  Measuring and Regulating Equipment                                               --
 73   364.6  Compressor Station Equipment                                                     --
 74   364.7  Communications Equipment                                                         --
 75   364.8  Other Equipment                                                                  --
      ------------------------------------------------------------------------------------------------------------------------------
 76   TOTAL Base Load Liquified Natural Gas
      ------------------------------------------------------------------------------------------------------------------------------
 77   Terminating and Processing Plant                                                        --                 --
      ------------------------------------------------------------------------------------------------------------------------------
 78   TOTAL Nat. Gas Storage and Proc. Plant                                                  --                 --
      ------------------------------------------------------------------------------------------------------------------------------
 79     4. Transmission Plant
 80   365.1  Land and Land Rights                                                             --
 81   365.2  Rights-of-Way                                                                    --
 82   366    Structures and Improvements                                                      --
 83   367    Mains                                                                            --
 84   368    Compressor Station Equipment                                                     --
 85   369    Measuring and Reg. Sta. Equipment                                                --
 86   370    Communication Equipment                                                          --
 87   371    Other Equipment                                                                  --
      ------------------------------------------------------------------------------------------------------------------------------
 88   TOTAL Transmission Plant                                                                --                 --
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)         Page 206

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                         Balance at
     Retirements           Adjustments            Transfers             End of Year                                             Line
         (c)                   (d)                   (e)                    (f)                                                  No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 40
                                                                                                                                 41
                                                                                --                        350.1                  42
                                                                                --                        350.2                  43
                                                                                --                        351                    44
                                                                                --                        352                    45
                                                                                --                        352.1                  46
                                                                                --                        352.2                  47
                                                                                --                        352.3                  48
                                                                                --                        353                    49
                                                                                --                        354                    50
                                                                                --                        355                    51
                                                                                --                        356                    52
                                                                                --                        357                    53
---------------------------------------------------------------------------------------------------------------
             --                    --                   --                      --                                               54
---------------------------------------------------------------------------------------------------------------
                                                                                                                                 55
                                                                                --                        360                    56
                                                                                --                        361                    57
                                                                                --                        362                    58
                                                                                --                        363                    59
                                                                                --                        363.1                  60
                                                                                --                        363.2                  61
                                                                                --                        363.3                  62
                                                                                --                        325.4                  63
                                                                                --                        325.5                  64
---------------------------------------------------------------------------------------------------------------
             --                    --                   --                      --                                               65
---------------------------------------------------------------------------------------------------------------
                                                                                                                                 66
                                                                                                                                 67
                                                                                --                        364.1                  68
                                                                                --                        364.2                  69
                                                                                --                        364.3                  70
                                                                                --                        364.4                  71
                                                                                --                        364.5                  72
                                                                                --                        364.6                  73
                                                                                --                        364.7                  74
                                                                                --                        364.8                  75
---------------------------------------------------------------------------------------------------------------
                                                                                                                                 76
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
             --                    --                   --                      --                                               77
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
             --                    --                   --                      --                                               78
---------------------------------------------------------------------------------------------------------------
                                                                                                                                 79
                                                                                --                        365.1                  80
                                                                                --                        365.2                  81
                                                                                --                        366                    82
                                                                                --                        367                    83
                                                                                --                        368                    84
                                                                                --                        369                    85
                                                                                --                        370                    86
                                                                                --                        371                    87
---------------------------------------------------------------------------------------------------------------
             --                    --                   --                      --                                               88
---------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                             Page 207

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                           Balance at
Line                        Account                                                     Beginning of Year          Additions
 No.                         (a)                                                              (b)                    (c)
------------------------------------------------------------------------------------------------------------------------------------
 89        5. Distribution Plant
 90   374  Land and Land Rights                                                                    40,219
 91   375  Structures and Improvements                                                            918,171
 92   376  Mains                                                                              105,144,776          2,196,001
 93   377  Compressor Station Equipment                                                               --
 94   378  Meas. and Reg. Sta. Equip.-General                                                   3,206,404             51,609
 95   379  Meas. and Reg. Sta. Equip.-City Gate                                                 3,000,730            327,564
 96   380  Services                                                                            66,888,460          2,156,257
 97   381  Meters                                                                              19,424,645            799,272
 98   382  Meter Installations                                                                 18,965,442          1,298,394
 99   383  House Regulators                                                                     4,231,617            220,883
100   384  House Reg. Installations                                                                   --
101   385  Industrial Meas. and Reg. Sta. Equipment                                                   --
102   386  Other Prop. on Customers' Premises                                                         --
103   387  Other Equipment                                                                            --
      ------------------------------------------------------------------------------------------------------------------------------
104   TOTAL Distribution Plant                                                                221,820,464          7,049,980
      ------------------------------------------------------------------------------------------------------------------------------
105                    6. General Plant
106   389  Land and Land Rights                                                                       --
107   390  Structures and Improvements                                                                --
108   391  Office Furniture and Equipment                                                         594,126              6,595
109   392  Transportation Equipment                                                               920,469
110   393  Stores Equipment                                                                           --
111   394  Tools, Shop, and Garage Equipment                                                    1,583,569             87,877
112   395  Laboratory Equipment                                                                   721,447            104,916
113   396  Power Operated Equipment                                                             1,124,492
114   397  Communication Equipment                                                              1,738,635
115   398  Miscellaneous Equipment                                                                    --
      ------------------------------------------------------------------------------------------------------------------------------
116   Subtotal                                                                                  6,682,738            199,388
      ------------------------------------------------------------------------------------------------------------------------------
117   399  Other Tangible Property                                                                    --
      ------------------------------------------------------------------------------------------------------------------------------
118   TOTAL General Plant                                                                       6,682,738            199,388
      ------------------------------------------------------------------------------------------------------------------------------
119   TOTAL (Accounts 101 and 106)                                                            228,601,199          7,249,368
      ------------------------------------------------------------------------------------------------------------------------------
120   Gas Plant Purchased (See Instr.8) (Account 102)                                                 --
      ------------------------------------------------------------------------------------------------------------------------------
121   (Less) Gas Plant Sold (See Instr. 8) (Account 102)                                              --
      ------------------------------------------------------------------------------------------------------------------------------
122   Experimental Gas Plant Unclassified (Account 103)                                               --
      ------------------------------------------------------------------------------------------------------------------------------
123   TOTAL Gas Plant in Service                                                              228,601,199          7,249,368
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                 Page 208

--------------------------------------------------------------------------------
Name of Respondent   This Report is           Date of Report     Year of Report
                     (1) [x] An Original      (Mo, Da, Yr)
WISCONSIN POWER      (2) [ ] A Resubmission                      Dec. 31, 1998
& LIGHT COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                  Balance at
       Retirements            Adjustments               Transfers                End of Year                                    Line
           (c)                    (d)                      (e)                       (f)                                         No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 89
                                                                                      40,219                  374                90
                                                                                     918,171                  375                91
          (258,683)                                         5,714                107,087,808                  376                92
                                                                                         --                   377                93
           (22,586)                                                                3,235,427                  378                94
                                                                                   3,328,294                  379                95
          (382,897)                                        (5,714)                68,656,106                  380                96
          (180,966)                                       (39,313)                20,003,638                  381                97
          (133,537)                                                               20,130,299                  382                98
           (21,933)                                                                4,430,567                  383                99
                                                                                         --                   384               100
                                                                                         --                   385               101
                                                                                         --                   386               102
                                                                                         --                   387               103
-------------------------------------------------------------------------------------------------------------------
        (1,000,602)                   --                  (39,313)               227,830,529                                    104
-------------------------------------------------------------------------------------------------------------------
                                                                                                                                105
                                                                                         --                   389               106
                                                                                         --                   390               107
                                                                                     600,721                  391               108
                                                                                     920,469                  392               109
                                                                                         --                   393               110
                (1)                                                                1,671,445                  394               111
               (44)                                                                  826,319                  395               112
                                                                                   1,124,492                  396               113
                                                                                   1,738,635                  397               114
                                                                                         --                   398               115
-------------------------------------------------------------------------------------------------------------------
               (45)                   --                      --                   6,882,081                                    116
-------------------------------------------------------------------------------------------------------------------
                                                                                         --                   399               117
-------------------------------------------------------------------------------------------------------------------
               (45)                   --                      --                   6,882,081                                    118
-------------------------------------------------------------------------------------------------------------------
        (1,000,647)                   --                  (39,313)               234,810,607                                    119
-------------------------------------------------------------------------------------------------------------------
                                                                                         --                                     120
-------------------------------------------------------------------------------------------------------------------
                                                                                         --                                     121
-------------------------------------------------------------------------------------------------------------------
                                                                                         --                                     122
-------------------------------------------------------------------------------------------------------------------
        (1,000,647)                   --                  (39,313)               234,810,607                                    123
-------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)           Page 209

G-12     Utility No. 6680       Year ended December 31, 1998     Form AGP      Copy 1      Page G-12                              1
                                                                                                                                  2
         ACCUM. PROVISION FOR DEPREC. OF GAS PLANT IN SERVICE (108)                                                               3
                                                                                                                                  4
------------------------------------------------------------------------------------------------------------------------------
                                                                   S.L.            Accruals during year                           5
                                                                               ----------------------------
                                                                   Dpr.                                                           6
       Primary plant accounts              Balance first          rate %           Straight       Additional     Book cost of     7
                                              of year              used          line amount        amount       plant retired    8
                (a)                             (b)                (c)               (d)             (e)              (f)         9
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 10
       PRODUCTION AND STORAGE                                                                                                    11
             ACCOUNTS                                                                                                            12
   (List each applicable account.)                                                                                               13
----------------------------------------
                                                                                                                                 14
Structures  (305)                                 44,473           4.20%               2,276                                     15
Petroleum Gas Equipment  (311)                    56,723           3.85%                                                         16
Other Production Plant  (320)                      2,829           5.88%                                                         17
                                                                                                                                 18
                                                                                                                                 19
                                                                                                                                 20
                                                                                                                                 21
                                                                                                                                 22
                                                                                                                                 23
                                                                                                                                 24
                                                                                                                                 25
                                                                                                                                 26
                                                                                                                                 27
                                                                                                                                 28
                    TRANSMISSION PLANT                                                                                           29
Structures and improvements (366)                      0                                   0                                     30
Mains (367)                                            0                                   0                                     31
Compressor station equipment (368)                     0                                   0                                     32
Measur. & reg. station equip. (369)                    0                                   0                                     33
Communication equipment (370)                          0                                   0                                     34
Other equipment (371)                                  0                                   0                                     35
                    DISTRIBUTION PLANT                                                                                           36
Structures & improvements (375)                  290,253           3.55%              32,595                                     37
Mains  (376.0)                                31,102,817           2.60%           1,486,809                           470,125   38
Mains - Plastic (376.1)                       12,096,631           2.78%           1,360,290                          (211,442)  39
Compressor station equip. (377)                        0                                                                         40
Meas.& reg. st. eq.-General (378)                971,837           4.41%             142,042                            22,586   41
Meas.& reg. st. eq.-City gate (379)            1,294,588           3.89%             123,100                                 0   42
Services  (380.0)                             13,943,645           4.12%             632,406                           330,396   43
Services - Plastic (380.1)                    23,199,379           4.15%           2,175,539                            52,501   44
Meters (381)                                   7,495,539           6.67%           1,314,933                           180,966   45
Meter installations (382)                      5,274,405           4.38%             856,197                           133,537   46
House regulators (383)                         1,096,438           3.57%             154,620                            21,933   47
House reg. installations (384)                         0                                                                         48
Ind. meas. & reg. sta. equip. (385)                    0                                                                         49
Other prop. on cust. premises (386)                    0                                                                         50
Other equipment (387)                                  0                                                                         51
                      GENERAL PLANT                                                                                              52
Structures & improvements (390)                        0                                                                         53
Office furniture & equip. (391)                   59,412   Note 3                    104,531                                     54
Transportation equipment (392)                   634,554           2.83%              62,892                                     55
Stores equipment (393)                                 0                                                                         56
Tools, shop & garage equip. (394)                486,163   Note 1                    108,555                                 1   57
Laboratory equipment (395)                       274,401           6.67%              51,618                                44   58
Power operated equipment (396)                   485,965   Note 2                     49,127                                 0   59
Communication equipment (397)                    688,333          10.00%             173,863                                     60
    Subtotal Total                            99,498,386                           8,831,395               0         1,000,648   61
                                                                                                                                 62
                                                                                                                                 63
------------------------------------------------------------------------------------------------------------------------------
    Total                                     99,498,386                           8,831,395               0         1,000,648   64
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 65
                                                                                                                                 66

G-13     Utility No. 6680       Year ended December 31, 1998     Form AGP      Copy 1      Page G-13                              1
                                                                                                                                  2
         ACCUM. PROVISION FOR DEPREC. OF GAS PLANT IN SERVICE (cont.)                                                             3
                                                                                                                                  4
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  5
                                            Other                                                                                 6
    Cost of            Salvage            additions         Balance end                                                           7
    removal                              (deductions)         of year                                                             8
      (g)                (h)                 (i)                (j)                   (k)                       (l)               9
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 10
                                                                              Total deprec. expense                              11
                                                                              (cols. (d) and (e))            8,831,395           12
                                                                                                                                 13
                                                                              Less amounts charged to                            14
                                                                 46,749       clearing accounts               (112,020)          15
                                                                 56,723                                                          16
                                                                  2,829                                              0           17
                                                                                                                                 18
                                                                              Plus allocation of depr.                           19
                                                                              on common plant                3,639,318           20
                                                                                                           -----------
                                                                                                                                 21
                                                                              Total gas depr. expense       12,358,693           22
                                                                                                           -----------
                                                                                                                                 23
                                                                              Total balance (col (j))      107,259,078           24
                                                                                                                                 25
                                                                              Plus alloc. of reserve                             26
                                                                              on common plant               14,016,314           27
                                                                                                           -----------
                                                                                                                                 28
                                                                              Total deprec. reserve                              29
                                                                      0       for gas utility              121,275,393           30
                                                                              --------------------------   -----------
                                                                      0                                                          31
                                                                      0       Explanation of items in col. (i)                   32
                                                                      0       Transfer of accumulated depreciation applic-       33
                                                                      0       able to equipment transferred between accounts     34
                                                                      0       and between Wisconsin Power & Light Co. and        35
                                                                              its subsidiary, South Beloit Water Gas &           36
                                                                322,848       Electric Co.                                       37
     72,877            161,541                (1,153)        32,207,012                                                          38
     36,559             21,007                  (667)        13,652,145                                                          39
                                                                      0                                                          40
       (989)               785                     0          1,093,067                                                          41
                                                              1,417,688                                                          42
     54,225            (30,145)                1,153         14,162,438                                                          43
     35,406              4,317                   667         25,291,995                                                          44
                           974               (15,170)         8,615,310       Note 1.- The certified rate for Account 394.01     45
      2,809            (12,691)                               5,981,564       is 2.71%.                                          46
                           452                                1,229,576                                                          47
                                                                      0       Note 2.- No certified rate.  Each type of          48
                                                                      0       equipment carries its own rate.                    49
                                                                      0                                                          50
                                                                      0       Note 3 - Composed of two rates; 20% for            51
                                                                              computer hardware & 16.67% for software            52
                                                                      0                                                          53
                                                                163,943                                                          54
                                                                697,446                                                          55
                                                                      0                                                          56
                                                                594,717                                                          57
        237                  0                     0            325,738                                                          58
          0                  0                     0            535,092                                                          59
                                                                862,196                                                          60
    201,124            146,239               (15,170)       107,259,078                                                          61
                                                                                                                                 62
                                                                                                                                 63
-------------------------------------------------------------------------------------------------------------------------------
    201,124            146,239               (15,170)       107,259,078                                                          64
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 65
                                                                                                                                 66

--------------------------------------------------------------------------------
Name of Respondent       This Report is:        Date of Report  Year of Report
                         (1) [x] An Original    (Mo, Da, Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
& ELECTRIC COMPANY
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of gas plant in service according to the prescribed accounts.

2. In addition to Account 101, Gas Plant in Service (Classified), this page and the next include Account 102, Gas Plant Purchased or Sold; Account 103, Completed Construction Not Classified - Gas.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed accounts on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accumulative depreciation provision. Include also in column (d) reversals of tentative distributions or prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these tentative classifications in columns (c) and
     (d), including the reversals of the prior
--------------------------------------------------------------------------------

                                                                                   Balance at
  Line                                Account                                   Beginning of Year         Additions
  No.                                   (a)                                            (b)                   (c)
-------------------------------------------------------------------------------------------------------------------
   1                         1. Intangible Plant
   2 301  Organization                                                                     -
   3 302  Franchises and Consents                                                          -
   4 303  Miscellaneous Intangible Plant                                                   -
     --------------------------------------------------------------------------------------------------------------
   5   TOTAL Intangible Plant                                                              -                     -
     --------------------------------------------------------------------------------------------------------------
   6                        2. Production Plant
   7             Natural Gas Production and Gathering Plant
   8 325.1  Producing Lands                                                                -
   9 325.2  Producing Leaseholds                                                           -
  10 325.3  Gas Rights                                                                     -
  11 325.4  Rights-of-Ways                                                                 -
  12 325.5  Other Land and Land Rights (304)                                               -
  13 326    Gas Well Structures                                                            -
  14 327    Field Compressor Station Structures                                            -
  15 328    Field Meas. and Reg. Sta. Structures                                           -
  16 329    Other Structures (305)                                                         -
  17 330    Producing Gas Wells-Well Construction                                          -
  18 331    Producing Gas Wells-Well Equipment                                             -
  19 332    Field Lines                                                                    -
  20 333    Field Compressor Station Equipment                                             -
  21 334    Field Meas. and Reg. Sta. Equipment                                            -
  22 335    Drilling and Cleaning Equipment                                                -
  23 336    Purification Equipment                                                         -
  24 337    Other Equipment (320)                                                          -
  25 338    Unsuccessful Exploration & Devel. Costs                                        -
     --------------------------------------------------------------------------------------------------------------
  26   TOTAL Production and Gathering Plant                                                -                     -
     --------------------------------------------------------------------------------------------------------------
  27                     Products Extraction Plant
  28 340  Land and Land Rights                                                             -
  29 341  Structures and Improvements                                                      -
  30 342  Extraction and Refining Equipment                                                -
  31 343  Pipe Lines                                                                       -
  32 344  Extracted Products Storage Equipment                                             -
  33 345  Compressor Equipment                                                             -
  34 346  Gas Meas. and Reg. Equipment                                                     -
  35 347  Other Equipment (311)                                                            -
     --------------------------------------------------------------------------------------------------------------
  36   TOTAL Products Extraction Plant                                                     -                     -
     --------------------------------------------------------------------------------------------------------------
  37   TOTAL Nat. Gas Production Plant                                                     -                     -
     --------------------------------------------------------------------------------------------------------------
  38 Mfd. Gas Prod. Plant (Submit Suppl. Statement)                                        -
     --------------------------------------------------------------------------------------------------------------
  39   TOTAL Production Plant                                                              -                     -
-------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                            Page 204
FORM 21ILCC

--------------------------------------------------------------------------------
Name of Respondent       This Report is:         Date of Report  Year of Report
                         (1) [x] An Original     (Mo, Da, Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
& ELECTRIC COMPANY
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

     years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount, submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.
--------------------------------------------------------------------------------

                                                                                  Balance at
     Retirements               Adjustments                Transfers               End of Year                      Line
         (c)                       (d)                       (e)                      (f)                           No.
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     1
                                                                                               -        301          2
                                                                                               -        302          3
                                                                                               -        303          4
------------------------------------------------------------------------------------------------------------
                     -                       -                        -                        -                     5
------------------------------------------------------------------------------------------------------------
                                                                                                                     6
                                                                                                                     7
                                                                                               -      325.1          8
                                                                                               -      325.2          9
                                                                                               -      325.3         10
                                                                                               -      325.4         11
                                                                                               -      325.5         12
                                                                                               -        326         13
                                                                                               -        327         14
                                                                                               -        328         15
                                                                                               -        329         16
                                                                                               -        330         17
                                                                                               -        331         18
                                                                                               -        332         19
                                                                                               -        333         20
                                                                                               -        334         21
                                                                                               -        335         22
                                                                                               -        336         23
                                                                                               -        337         24
                                                                                               -        338         25
------------------------------------------------------------------------------------------------------------
                     -                       -                        -                        -                    26
------------------------------------------------------------------------------------------------------------
                                                                                                                    27
                                                                                               -        340         28
                                                                                               -        341         29
                                                                                               -        342         30
                                                                                               -        343         31
                                                                                               -        344         32
                                                                                               -        345         33
                                                                                               -        346         34
                                                                                               -        347         35
------------------------------------------------------------------------------------------------------------
                     -                       -                        -                        -                    36
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                     -                       -                        -                        -                    37
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                                                                    38
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                     -                       -                        -                        -                    39
-----------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                            Page 205
FORM 21ILCC

--------------------------------------------------------------------------------
Name of Respondent       This Report is:        Date of Report  Year of Report
                         (1) [x] An Original    (Mo, Da, Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
& ELECTRIC COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                       Balance at
  Line                                Account                                      Beginning of Year             Additions
  No.                                   (a)                                               (b)                       (c)
--------------------------------------------------------------------------------------------------------------------------
  40        3. Natural Gas Storage and Processing Plant
  41               Underground Storage Plant
  42 350.1  Land                                                                                  -
  43 350.2  Rights-of-Way                                                                         -
  44 351    Structures and Improvements                                                           -
  45 352    Wells                                                                                 -
  46 352.1  Storage Leaseholds and Rights                                                         -
  47 352.2  Reservoirs                                                                            -
  48 352.3  Non-recoverable Natural Gas                                                           -
  49 353    Lines                                                                                 -
  50 354    Compressor Station Equipment                                                          -
  51 355    Measuring and Reg. Equipment                                                          -
  52 356    Purification Equipment                                                                -
  53 357    Other Equipment                                                                       -
     ---------------------------------------------------------------------------------------------------------------------
  54   TOTAL Underground Storage Plant                                                            -                     -
     ---------------------------------------------------------------------------------------------------------------------
  55               Other Storage Plant
  56 360    Land and Land Rights                                                                  -
  57 361    Structures and Improvements                                                           -
  58 362    Gas Holders                                                                           -
  59 363    Purification Equipment                                                                -
  60 363.1  Liquifaction Equipment                                                                -
  61 363.2  Vaporizing Equipment                                                                  -
  62 363.3  Compressor Equipment                                                                  -
  63 363.4  Meas. and Reg. Equipment                                                              -
  64 363.5  Other Equipment                                                                       -
     ---------------------------------------------------------------------------------------------------------------------
  65   TOTAL Other Storage Plant                                                                  -                     -
     ---------------------------------------------------------------------------------------------------------------------
  66        Base Load Liquified Natural Gas Terminating
  67               and Processing Plant
  68 364.1  Land and Land Rights                                                                  -
  69 364.2  Structures and Improvements                                                           -
  70 364.3  LNG Processing Terminal Equipment                                                     -
  71 364.4  LNG Transportation Equipment                                                          -
  72 364.5  Measuring and Regulating Equipment                                                    -
  73 364.6  Compressor Station Equipment                                                          -
  74 364.7  Communications Equipment                                                              -
  75 364.8  Other Equipment                                                                       -
     ---------------------------------------------------------------------------------------------------------------------
  76   TOTAL Base Load Liquified Natural Gas
     ---------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------
  77   Terminating and Processing Plant                                                           -                     -
     ---------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------
  78   TOTAL Nat. Gas Storage and Proc. Plant                                                     -                     -
     ---------------------------------------------------------------------------------------------------------------------
  79               4. Transmission Plant
  80 365.1  Land and Land Rights                                                                  -
  81 365.2  Rights-of-Way                                                                         -
  82 366    Structures and Improvements                                                           -
  83 367    Mains                                                                                 -
  84 368    Compressor Station Equipment                                                          -
  85 369    Measuring and Reg. Sta. Equipment                                                     -
  86 370    Communication Equipment                                                               -
  87 371    Other Equipment                                                                       -
     ---------------------------------------------------------------------------------------------------------------------
  88   TOTAL Transmission Plant                                                                   -                     -
--------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                             Page 206
FORM 21ILCC

--------------------------------------------------------------------------------
Name of Respondent       This Report is:         Date of Report   Year of Report
                         (1) [x] An Original     (Mo, Da, Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
& ELECTRIC COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                                   Balance at
           Retirements                     Adjustments                     Transfers               End of Year                 Line
               (c)                             (d)                            (e)                      (f)                      No.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                40
                                                                                                                                41
                                                                                                           -      350.1         42
                                                                                                           -      350.2         43
                                                                                                           -        351         44
                                                                                                           -        352         45
                                                                                                           -      352.1         46
                                                                                                           -      352.2         47
                                                                                                           -      352.3         48
                                                                                                           -        353         49
                                                                                                           -        354         50
                                                                                                           -        355         51
                                                                                                           -        356         52
                                                                                                           -        357         53
------------------------------------------------------------------------------------------------------------------------
                     -                            -                               -                        -                    54
------------------------------------------------------------------------------------------------------------------------
                                                                                                                                55
                                                                                                           -        360         56
                                                                                                           -        361         57
                                                                                                           -        362         58
                                                                                                           -        363         59
                                                                                                           -      363.1         60
                                                                                                           -      363.2         61
                                                                                                           -      363.3         62
                                                                                                           -      325.4         63
                                                                                                           -      325.5         64
------------------------------------------------------------------------------------------------------------------------
                     -                            -                               -                        -                    65
------------------------------------------------------------------------------------------------------------------------
                                                                                                                                66
                                                                                                                                67
                                                                                                           -      364.1         68
                                                                                                           -      364.2         69
                                                                                                           -      364.3         70
                                                                                                           -      364.4         71
                                                                                                           -      364.5         72
                                                                                                           -      364.6         73
                                                                                                           -      364.7         74
                                                                                                           -      364.8         75
------------------------------------------------------------------------------------------------------------------------
                                                                                                                                76
------------------------------------------------------------------------------------------------------------------------
                     -                            -                               -                        -                    77
------------------------------------------------------------------------------------------------------------------------
                     -                            -                               -                        -                    78
------------------------------------------------------------------------------------------------------------------------
                                                                                                                                79
                                                                                                           -      365.1         80
                                                                                                           -      365.2         81
                                                                                                           -        366         82
                                                                                                           -        367         83
                                                                                                           -        368         84
                                                                                                           -        369         85
                                                                                                           -        370         86
                                                                                                           -        371         87
------------------------------------------------------------------------------------------------------------------------
                     -                            -                               -                        -                    88
-----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                             Page 207
FORM 21ILCC

--------------------------------------------------------------------------------
Name of Respondent       This Report is:        Date of Report  Year of Report
                         (1) [x] An Original    (Mo, Da, Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
& ELECTRIC COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                       Balance at
  Line                                Account                                      Beginning of Year            Additions
  No.                                   (a)                                               (b)                      (c)
-------------------------------------------------------------------------------------------------------------------------
  89                       5. Distribution Plant
  90 374  Land and Land Rights                                                                   -
  91 375  Structures and Improvements                                                            -
  92 376  Mains                                                                          4,773,852                77,864
  93 377  Compressor Station Equipment                                                           -
  94 378  Meas. and Reg. Sta. Equip.-General                                               161,435                 5,090
  95 379  Meas. and Reg. Sta. Equip.-City Gate                                                   -
  96 380  Services                                                                       2,701,525               284,284
  97 381  Meters                                                                           703,759
  98 382  Meter Installations                                                              804,364                58,194
  99 383  House Regulators                                                                 109,095
 100 384  House Reg. Installations                                                               -
 101 385  Industrial Meas. and Reg. Sta. Equipment                                               -
 102 386  Other Prop. on Customers' Premises                                                     -
 103 387  Other Equipment                                                                        -
     --------------------------------------------------------------------------------------------------------------------
 104   TOTAL Distribution Plant                                                          9,254,030               425,432
     --------------------------------------------------------------------------------------------------------------------
 105                          6. General Plant
 106 389  Land and Land Rights                                                                   -
 107 390  Structures and Improvements                                                            -
 108 391  Office Furniture and Equipment                                                         -
 109 392  Transportation Equipment                                                               -
 110 393  Stores Equipment                                                                       -
 111 394  Tools, Shop, and Garage Equipment                                                      -
 112 395  Laboratory Equipment                                                                   -
 113 396  Power Operated Equipment                                                               -
 114 397  Communication Equipment                                                              332
 115 398  Miscellaneous Equipment                                                                -
     --------------------------------------------------------------------------------------------------------------------
 116   Subtotal                                                                                332                     -
     --------------------------------------------------------------------------------------------------------------------
 117 399  Other Tangible Property                                                                -
     --------------------------------------------------------------------------------------------------------------------
 118   TOTAL General Plant                                                                     332                     -
     --------------------------------------------------------------------------------------------------------------------
 119   TOTAL (Accounts 101 and 106)                                                      9,254,362               425,432
     --------------------------------------------------------------------------------------------------------------------
 120   Gas Plant Purchased (See Instr.8) (Account 102)                                           -
     --------------------------------------------------------------------------------------------------------------------
 121   (Less) Gas Plant Sold (See Instr. 8) (Account 102)                                        -
     --------------------------------------------------------------------------------------------------------------------
 122   Experimental Gas Plant Unclassified (Account 103)                                         -
     --------------------------------------------------------------------------------------------------------------------
 123   TOTAL Gas Plant in Service                                                        9,254,362               425,432
     --------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                             Page 208
FORM 21ILCC

--------------------------------------------------------------------------------
Name of Respondent       This Report is:        Date of Report  Year of Report
                         (1) [x] An Original    (Mo, Da, Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
& ELECTRIC COMPANY
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                             Balance at
           Retirements                 Adjustments                Transfers                  End of Year                    Line
               (c)                         (d)                       (e)                         (f)                         No.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             89
                                                                                                        -        374         90
                                                                                                        -        375         91
                   (7,976)                                                                      4,843,740        376         92
                                                                                                        -        377         93
                                                                                                  166,525        378         94
                                                                                                        -        379         95
                   (2,880)                                                                      2,982,929        380         96
                                                                       39,313                     743,072        381         97
                   (1,389)                                                                        861,169        382         98
                                                                                                  109,095        383         99
                                                                                                        -        384        100
                                                                                                        -        385        101
                                                                                                        -        386        102
                                                                                                        -        387        103
---------------------------------------------------------------------------------------------------------------------
                  (12,245)                       -                     39,313                   9,706,530                   104
---------------------------------------------------------------------------------------------------------------------
                                                                                                                            105
                                                                                                        -        389        106
                                                                                                        -        390        107
                                                                                                        -        391        108
                                                                                                        -        392        109
                                                                                                        -        393        110
                                                                                                        -        394        111
                                                                                                        -        395        112
                                                                                                        -        396        113
                                                                                                      332        397        114
                                                                                                        -        398        115
---------------------------------------------------------------------------------------------------------------------
                        -                        -                          -                         332                   116
---------------------------------------------------------------------------------------------------------------------
                                                                                                        -      399.0        117
---------------------------------------------------------------------------------------------------------------------
                        -                        -                          -                         332                   118
---------------------------------------------------------------------------------------------------------------------
                  (12,245)                       -                     39,313                   9,706,862                   119
---------------------------------------------------------------------------------------------------------------------
                                                                                                        -                   120
---------------------------------------------------------------------------------------------------------------------
                                                                                                        -                   121
---------------------------------------------------------------------------------------------------------------------
                                                                                                        -                   122
---------------------------------------------------------------------------------------------------------------------
                  (12,245)                       -                     39,313                   9,706,862                   123
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-88)                                             Page 209
FORM 21ILCC

--------------------------------------------------------------------------------
Name of Respondent:      This Report is:         Date of Report  Year of Report
                         (1) [X] An Original     (Mo,Da,Yr)
SOUTH BELOIT WATER, GAS  (2) [  ] A Resubmission               December 31, 1998
AND ELECTRIC COMPANY
--------------------------------------------------------------------------------

    ACCUMULATED PROVISION FOR DEPRECIATION OF GAS UTILITY PLANT (Account 108)

--------------------------------------------------------------------------------
1.   Explain in a footnote any important adjustments during year.

2. Explain in a footnote any differences between the amount for book costs of plant retired, line 11, column (s), and that reported for gas plant in service, pages 204-209, column (d), excluding retirements of non-depreciable property.

3. The provisions of Account 108 in the Uniform System of Accounts require that retirements of depreciable plant be recorded when such plant is removed form service. If the respondent has a significant amount of plant retired at year end which has not been recorded and/or classified to the various reserve functional classifications, make preliminary closing entries to tentatively functionalism the book cost of the plant retired. In addition, include all costs included in retirement work in progress at year end in the appropriate functional classifications.

4. Show separately interest credits under a sinking fund or similar method of depreciation accounting.

------------------------------------------------------------------------------------------------------------------------------------
                                            Section A. Balances and Changes During Year
------------------------------------------------------------------------------------------------------------------------------------

                                                Item                         Total   Gas Plant in   Gas Plant Held      Gas Plant
Line                                                                        (c+d+e)     Service     for Future Use  Leased to Others
No.                                             (a)                           (b)         (c)            (d)               (e)
------------------------------------------------------------------------------------------------------------------------------------
 1 Balance Beginning of Year                                               3,374,949   3,374,949
   ---------------------------------------------------------------------------------------------------------------------------------
 2 Depreciation Provisions for Year, Charged to
 3   (403) Depreciation Expense                                              343,293     343,293
 4   (413) Expenses of Gas Plant Leased to Others                                  0
 5   Transportation Expenses-Clearing                                              0
 6   Other Clearing Accounts                                                       0
 7   Other Accounts (Specify):                                                     0
 8   Reserve on Property transferred (credit)                                      0           0
   ---------------------------------------------------------------------------------------------------------------------------------
 9    TOTAL Deprec. Prov. for Year (Enter Total of lines 3 thru 8)           343,293     343,293
   ---------------------------------------------------------------------------------------------------------------------------------
10 Net Charges for Plant Retired:
11   Book Cost of Plant Retired                                              (12,245)    (12,245)
12   Cost of Removal                                                         (17,031)    (17,031)
13   Salvage (Credit)                                                          5,727       5,727
   ---------------------------------------------------------------------------------------------------------------------------------
14    TOTAL Net Chrgs. for Plant Ret. (Enter Total of lines 11 thru 13)      (23,549)    (23,549)
   ---------------------------------------------------------------------------------------------------------------------------------
15    Other Debit or Cr. Items (Describe):                                    15,170      15,170
16
   ---------------------------------------------------------------------------------------------------------------------------------
17    Balance End of Year (Enter Total of lines 1,9,14,15 and 16)          3,709,863   3,709,863
---------------------------------------------------------------------------------------------------------------------------------
                             Section B. Balances at End of Year According to Functional Classifications
---------------------------------------------------------------------------------------------------------------------------------
18 Production-Manufactured Gas                                                     0
19 Production and Gathering-Natural Gas                                            0
20 Productions Extraction-Natural Gas                                              0
21 Underground Gas Storage                                                         0
22 Other Storage Plant                                                             0
23 Base Load LNG Terminaling and Processing Plant                                  0
24 Transmission                                                                    0
25 Distribution                                                            3,709,513   3,709,513
26 General                                                                       350         350
   ---------------------------------------------------------------------------------------------------------------------------------
27    TOTAL (Enter Total of lines 18 thru 26)                              3,709,863   3,709,863             0                 0
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2 (ED. 12-87)                                             Page 219
FORM 21 ILCC

INTERSTATE POWER COMPANY         An Original                       Dec. 31, 1998

--------------------------------------------------------------------------------
               COMPARATIVE BALANCE SHEET (ASSETS AND OTHER DEBITS)
--------------------------------------------------------------------------------

  Line                                                                          Ref.                Balance at          Balance at
  No.                                      Title of Account                    Page No.         Beginning of Year       End of Year
                                                 (a)                             (b)                   (c)                  (d)
------------------------------------------------------------------------------------------------------------------------------------
   1                                        UTILITY PLANT
------------------------------------------------------------------------------------------------------------------------------------
   2     Utility Plant (101-106, 114)                                            200-201             939,916,410        959,493,193
------------------------------------------------------------------------------------------------------------------------------------
   3     Construction Work in Progress (107)                                     200-201               5,275,565         13,047,483
------------------------------------------------------------------------------------------------------------------------------------
   4     TOTAL UTILITY PLANT (Enter Total of Lines 2 and 3)                                          945,191,975        972,540,676
------------------------------------------------------------------------------------------------------------------------------------
   5     (Less) Accum. Prov. for Depr. Amort. Depl. (108,111,115)                200-201             450,595,498        474,571,367
------------------------------------------------------------------------------------------------------------------------------------
   6     Net Utility Plant (Enter Total of Line 4 Less 5)                                            494,596,477        497,969,309
------------------------------------------------------------------------------------------------------------------------------------
   7     Nuclear Fuel (120.1-120.4, 120.6)                                       202-203
------------------------------------------------------------------------------------------------------------------------------------
   8                                                                             202-203
------------------------------------------------------------------------------------------------------------------------------------
   9     Net Nuclear Fuel (Enter Total of Lines 7 Less 8)
------------------------------------------------------------------------------------------------------------------------------------
   10    Net Utility Plant (Enter Total of Lines 6 and 9)                                            494,596,477        497,969,309
------------------------------------------------------------------------------------------------------------------------------------
   11    Utility Plant Adjustments (116)                                           122
------------------------------------------------------------------------------------------------------------------------------------
   12    Gas Stored Underground-Noncurrent (117)
------------------------------------------------------------------------------------------------------------------------------------
   13                               OTHER PROPERTY AND INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
   14    Nonutility Property (121)                                                 221                    22,904             22,904
------------------------------------------------------------------------------------------------------------------------------------
   15    (Less) Accum. Prov. for Depr. and Amort. (122)
------------------------------------------------------------------------------------------------------------------------------------
   16    Investments in Associated Companies (123)
------------------------------------------------------------------------------------------------------------------------------------
   17    Investment in Subsidiary Companies (123.1)                              224-225               1,888,275          1,915,058
------------------------------------------------------------------------------------------------------------------------------------
   18    (For Cost of Account 123.1, See Footnote Page 224, Line 42)
------------------------------------------------------------------------------------------------------------------------------------
   19    Noncurrent Portion of Allowances                                        228-229
------------------------------------------------------------------------------------------------------------------------------------
   20    Other Investments (124)                                                                       4,493,731          6,793,745
------------------------------------------------------------------------------------------------------------------------------------
   21    Special Funds (125-128)                                                                         100,000            100,000
------------------------------------------------------------------------------------------------------------------------------------
   22    TOTAL Other Property and Investments (Total of Lines 14-17, 19-21)                            6,504,910          8,831,707
------------------------------------------------------------------------------------------------------------------------------------
   23                                 CURRENT AND ACCRUED ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   24    Cash (131)                                                                                      830,075          4,428,035
------------------------------------------------------------------------------------------------------------------------------------
   25    Special Deposits (132-134)                                                                      117,569            667,082
------------------------------------------------------------------------------------------------------------------------------------
   26    Working Fund (135)                                                                              (42,994)         1,257,781
------------------------------------------------------------------------------------------------------------------------------------
   27    Temporary Cash Investments (136)                                                              1,055,202
------------------------------------------------------------------------------------------------------------------------------------
   28    Notes Receivable (141)
------------------------------------------------------------------------------------------------------------------------------------
   29    Customer Accounts Receivable (142)                                                           27,179,409         23,899,684
------------------------------------------------------------------------------------------------------------------------------------
   30    Other Accounts Receivable (143)                                                                  81,585          3,084,611
------------------------------------------------------------------------------------------------------------------------------------
   31    (Less) Accum. Prov. for Uncollectible Acct.-Credit (144)                                        200,000            207,492
------------------------------------------------------------------------------------------------------------------------------------
   32    Notes Receivable from Associated Companies (145)
------------------------------------------------------------------------------------------------------------------------------------
   33    Accounts Receivable from Assoc. Companies (146)                                                                    894,023
------------------------------------------------------------------------------------------------------------------------------------
   34    Fuel Stock (151)                                                          227                11,149,056         22,026,776
------------------------------------------------------------------------------------------------------------------------------------
   35    Fuel Stock Expenses Undistributed (152)                                   227                    70,690            145,047
------------------------------------------------------------------------------------------------------------------------------------
   36    Residuals (Elec) and Extracted Products (153)                             227
------------------------------------------------------------------------------------------------------------------------------------
   37    Plant Materials and Operating Supplies (154)                              227                 6,297,126          6,365,892
------------------------------------------------------------------------------------------------------------------------------------
   38    Merchandise (155)                                                         227
------------------------------------------------------------------------------------------------------------------------------------
   39    Other Materials and Supplies (156)                                        227
------------------------------------------------------------------------------------------------------------------------------------
   40    Nuclear Materials Held for Sale (157)                                 202-203/227
------------------------------------------------------------------------------------------------------------------------------------
   41    Allowances (158.1 and 158.2)                                            228-229
------------------------------------------------------------------------------------------------------------------------------------
   42    (Less) Noncurrent Portion of Allowances                                 228-229
------------------------------------------------------------------------------------------------------------------------------------
   43    Stores Expense Undistributed (163)                                                                                 332,139
------------------------------------------------------------------------------------------------------------------------------------
   44    Gas Stored Underground-Current (164.1)                                                        2,668,346          2,991,221
------------------------------------------------------------------------------------------------------------------------------------
   45    Liquefied Natural Gas Stored and Held for Processing (164.2-164.3)
------------------------------------------------------------------------------------------------------------------------------------
   46    Prepayments (165)                                                                             4,317,021           (968,593)
------------------------------------------------------------------------------------------------------------------------------------
   47    Advances for Gas (166-167)
------------------------------------------------------------------------------------------------------------------------------------
   48    Interest and Dividends Receivable (171)
------------------------------------------------------------------------------------------------------------------------------------
   49    Rents Receivable (172)
------------------------------------------------------------------------------------------------------------------------------------
   50    Accrued Utility Revenues (173)                                                                5,522,694          3,739,306
------------------------------------------------------------------------------------------------------------------------------------
   51    Miscellaneous Current and Accrued Assets (174)                                                  283,303          4,205,431
------------------------------------------------------------------------------------------------------------------------------------
   52    TOTAL Current and Accrued Assets (Enter Total of Lines 24 thru 51)                           59,329,082         72,860,943
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 110

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
               SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
                  FOR DEPRECIATION, AMORTIZATION AND DEPLETION

------------------------------------------------------------------------------------------------------------------------------------
Line                      Item                                                                          Total              Electric
No.                        (a)                                                                           (b)                 (c)
------------------------------------------------------------------------------------------------------------------------------------
          1            UTILITY PLANT
          2      In Service
          3        Plant in Service (Classified)                                                      930,936,301        860,941,131
          4        Property Under Capital Leases                                                           89,184             89,184
          5        Plant Purchased or Sold                                                                   --
          6        Completed Construction not Classified                                               24,466,105         21,252,824
          7        Experimental Plant Unclassified                                                           --
------------------------------------------------------------------------------------------------------------------------------------
          8        TOTAL (Enter Total of lines 3 thru 7)                                              955,491,590        882,283,139
          9      Leased to Others
         10      Held for Future Use                                                                      560,889            560,889
         11      Construction Work in Progress                                                         13,047,483          9,661,220
         12      Acquisition Adjustments                                                                3,440,714          3,440,714
------------------------------------------------------------------------------------------------------------------------------------
         13        TOTAL Utility Plant (Enter Total of lines 8 thru 12)                               972,540,676        895,945,962
         14        Accum. Prov. for Depr., Amort., & Depl.                                            474,571,367        444,927,284
------------------------------------------------------------------------------------------------------------------------------------
         15        Net Utility Plant (Enter Total of line 13 less 14)                                 497,969,309        451,018,678
====================================================================================================================================
                                                DETAIL OF ACCUMULATED PROVISIONS FOR
         16                                   DEPRECIATION, AMORTIZATION AND DEPLETION
         17      In Service:
         18        Depreciation                                                                       465,091,790        435,635,230
         19        Amort. and Depl. of Producing Natural Gas Land and Land Rights                            --
         20        Amort. of Underground Storage Land and Land Rights                                        --
         21        Amort of Other Utility Plant                                                         6,038,863          5,851,340
------------------------------------------------------------------------------------------------------------------------------------
         22        TOTAL In Service (Enter Total of lines 18 thru 21)                                 471,130,653        441,486,570
         23      Leased to Others
         24        Depreciation                                                                              --
         25        Amortization and Depletion                                                                --
------------------------------------------------------------------------------------------------------------------------------------
         26        TOTAL Leased to Others (Enter Total of lines 24 and 25)                                   --                 --
         27      Held for Future Use
         28        Depreciation                                                                              --
         29        Amortization                                                                              --
------------------------------------------------------------------------------------------------------------------------------------
         30        TOTAL Held for Future Use (Enter Total of lines 28 and 29)                                --                 --
         31      Abandonment of Leases (Natural Gas)
         32      Amort. of Plant Acquisition Adj.                                                      3,440,714          3,440,714
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL Accumulated Provisions (Should agree with line
         33        14 above) (Enter Total of lines 22, 26, 30, 31, and 32)                            474,571,367        444,927,284
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 200

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
                   SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
                FOR DEPRECIATION, AMORTIZATION AND DEPLETION (Continued)

-----------------------------------------------------------------------------------------
       Gas        Other (Specify)  Other (Specify)   Other (Specify)    Common       Line
       (d)             (e)             (f)                (g)             (h)        No.
-----------------------------------------------------------------------------------------
                                                                                      1
                                                                                      2
    69,995,170                                                                        3
                                                                                      4
                                                                                      5
     2,073,093                                                          1,140,188     6
                                                                                      7
---------------------------------------------------------------------------------
    72,068,263                          --                  --          1,140,188     8
                                                                                      9
                                                                                     10
       470,937                                                          2,915,326    11
                                                                                     12
---------------------------------------------------------------------------------
    72,539,200                          --                  --          4,055,514    13
    29,565,133                                                             78,950    14
---------------------------------------------------------------------------------
    42,974,067                          --                  --          3,976,564    15
=================================================================================
                                                                                     16
                                                                                     17
   29,377,610                                                             78,950     18
                                                                                     19
                                                                                     20
      187,523                                                                        21
---------------------------------------------------------------------------------
   29,565,133                          --                  --             78,950     22
                                                                                     23
                                                                                     24
                                                                                     25
---------------------------------------------------------------------------------
           --                          --                  --                        26
                                                                                     27
                                                                                     28
                                                                                     29
---------------------------------------------------------------------------------
           --                          --                  --                        30
                                                                                     31
                                                                                     32
---------------------------------------------------------------------------------

   29,565,133                          --                  --             78,950     33
---------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 201

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
          NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157)
--------------------------------------------------------------------------------

1. Report below the costs incurred for nuclear fuel materials in process of fabrication, on hand, in reactor, and in cooling; owned by the, respondent.

2. If the nuclear fuel stock is obtained under leasing arrangements, attach a statement showing the amount of nuclear fuel leased, the quantity used and quantity on hand, and the costs incurred under such leasing arrangements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Changes During Year
  Line                                                                                       Balance             -------------------
   No.                            Description of Item                                     Beginning of year          Additions
                                        (a)                                                    (b)                      (c)
------------------------------------------------------------------------------------------------------------------------------------
    1     Nuclear Fuel in Process of Refinement, Conversion,
------------------------------------------------------------------------------------------------------------------------------------
            Enrichment & Fabrication (120.1)
------------------------------------------------------------------------------------------------------------------------------------
    2       Fabrication
------------------------------------------------------------------------------------------------------------------------------------
    3       Nuclear Materials
------------------------------------------------------------------------------------------------------------------------------------
    4       Allowance for Funds Used during Construction
------------------------------------------------------------------------------------------------------------------------------------
    5       Other Overhead Construction Costs
------------------------------------------------------------------------------------------------------------------------------------
    6         SUBTOTAL (Enter Total of lines 2 thru 5)
------------------------------------------------------------------------------------------------------------------------------------
    7     Nuclear Fuel Materials and Assemblies
------------------------------------------------------------------------------------------------------------------------------------
    8       In Stock (120.2)
------------------------------------------------------------------------------------------------------------------------------------
    9       In Reactor (120.3)
------------------------------------------------------------------------------------------------------------------------------------
   10         SUBTOTAL (Enter Total of lines 8 and 9)
------------------------------------------------------------------------------------------------------------------------------------
   11     Spent Nuclear Fuel (120.4)
------------------------------------------------------------------------------------------------------------------------------------
   12     Nuclear Fuel Under Capital Leases (120.6)
------------------------------------------------------------------------------------------------------------------------------------
          (Less) Accum. Prov. for Amortization of
------------------------------------------------------------------------------------------------------------------------------------
   13       Nuclear Fuel Assemblies (120.5)
------------------------------------------------------------------------------------------------------------------------------------
   14       TOTAL Nuclear Fuel Stock (Enter Total lines
------------------------------------------------------------------------------------------------------------------------------------
              6, 10, 11, and 12 less line 13)
------------------------------------------------------------------------------------------------------------------------------------
   15     Estimated Net Salvage Value of Nuclear
------------------------------------------------------------------------------------------------------------------------------------
            Materials in line 9
------------------------------------------------------------------------------------------------------------------------------------
   16     Estimated Net Salvage Value of Nuclear
------------------------------------------------------------------------------------------------------------------------------------
            Materials in line 11
------------------------------------------------------------------------------------------------------------------------------------
   17     Estimated Net Salvage Value of Nuclear
------------------------------------------------------------------------------------------------------------------------------------
            Materials in Chemical Processing
------------------------------------------------------------------------------------------------------------------------------------
   18     Nuclear Materials Held for Sale (157)
------------------------------------------------------------------------------------------------------------------------------------
   19       Uranium
------------------------------------------------------------------------------------------------------------------------------------
   20       Plutonium
------------------------------------------------------------------------------------------------------------------------------------
   21       Other
------------------------------------------------------------------------------------------------------------------------------------
   22         TOTAL Nuclear Materials Held for Sale
------------------------------------------------------------------------------------------------------------------------------------
              (Enter Total of lines 19, 20, and 21)


FERC FORM NO. 1                      Page 202

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           Changes During the Year
---------------------------------------------
                             Other Reductions
                              (Explain in a          Balance
     Amortization              footnote)            End of Year           Line
         (d)                      (e)                  (f)                No.
------------------------------------------------------------------------
                                                                            1
------------------------------------------------------------------------
                                                                            2
------------------------------------------------------------------------
                                                                            3
------------------------------------------------------------------------
                                                                            4
------------------------------------------------------------------------
                                                                            5
------------------------------------------------------------------------
                                                                            6
------------------------------------------------------------------------
                                                                            7
------------------------------------------------------------------------
                                                                            8
------------------------------------------------------------------------
                                                                            9
------------------------------------------------------------------------
                                                                           10
------------------------------------------------------------------------
                                                                           11
------------------------------------------------------------------------
                                                                           12
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                           13
------------------------------------------------------------------------
                                                                           14
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                                            15
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                            16
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                            17
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                            18
-------------------------------------------------------------------------
                                                                            19
-------------------------------------------------------------------------
                                                                            20
-------------------------------------------------------------------------
                                                                            21
-------------------------------------------------------------------------
                                                                            22
-------------------------------------------------------------------------

-------------------------------------------------------------------------

FERC FORM NO. 1                      Page 203

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
           ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of electric plant in service according to the prescribed accounts.

2. In addition to Account 101, Electric Plant in Service (Classified), this page and the next include Account 102, Electric Plant Purchased or Sold; Account 103, Experimental Electric Plant Unclassified; and Account 106, Completed Construction Not Classified-Electric.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed accounts, on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accummulated depreciation provision. Include also in column (d) reversals of tentative distributions of prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these tentative classifications in columns (c) and
     (d), including the

--------------------------------------------------------------------------------------------
                                                                   Balance at
 Line                Account                                   Beginning of Year   Additions
 No.                   (a)                                            (b)             (c)
--------------------------------------------------------------------------------------------
 1                  1. INTANGIBLE PLANT
 2 (301) Organization                                                  34,078
 3 (302) Franchises and Consents                                      115,213
 4 (303) Miscellaneous Intangible Plant                             6,587,795       315,033
   -----------------------------------------------------------------------------------------
 5    TOTAL Intangible Plant (Total of lines 2, 3, and 4)           6,737,086       315,033
   -----------------------------------------------------------------------------------------
 6                   2. PRODUCTION PLANT
 7                   A. Steam Production Plant
 8 (310) Land and Land Rights                                         532,841
 9 (311) Structures and Improvements                               56,000,275        63,204
10 (312) Boiler Plant Equipment                                    03,855,189       284,589
11 (313) Engines and Engine-Driven Generators
12 (314) Turbogenerator Units                                      55,864,341       107,686
13 (315) Accessory Electric Equipment                              27,345,130        20,981
14 (316) Misc. Power Plant Equipment                                4,181,018       302,969
   -----------------------------------------------------------------------------------------
15    TOTAL Steam Production Plant (Total of lines 8-14)           47,778,794       779,429
   -----------------------------------------------------------------------------------------
16                  B. Nuclear Production Plant
17 (320) Land and Land Rights
18 (321) Structures and Improvements
19 (322) Reactor Plant Equipment
20 (323) Turbogenerator Units
21 (324) Accessory Electric Equipment
22 (325) Misc. Power Plant Equipment
   -----------------------------------------------------------------------------------------
23    TOTAL Nuclear Production Plant (Total of lines 17-22)
   -----------------------------------------------------------------------------------------
24                  C. Hydraulic Production Plant
25 (330) Land and Land Rights
26 (331) Structures and Improvements
27 (332) Reservoirs, Dams, and Waterways
28 (333) Water Wheels, Turbines, and Generators
29 (334) Accessory Electric Equipment
30 (335) Misc. Power Plant Equipment
31 (336) Roads, Railroads, and Bridges
   -----------------------------------------------------------------------------------------
32    TOTAL Hydraulic Production Plant(Total of lines 25-31)
   -----------------------------------------------------------------------------------------
33                  D. Other Production Plant
34 (340) Land and Land Rights                                          18,236
35 (341) Structures and Improvements                                2,181,672
36 (342) Fuel Holders, Products and Accessories                     1,240,391
37 (343) Prime Movers                                              18,877,653         9,114
38 (344) Generators                                                 6,036,185         3,723
39 (345) Accessory Electric Equipment                               1,235,263
--------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 204

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

reversals of the prior years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.

--------------------------------------------------------------------------------
                                                    Balance at
  Retirements      Adjustments     Transfers        End of Year             Line
      (d)              (e)            (f)                (g)                 No.
--------------------------------------------------------------------------------
                                                                              1
                                   (34,078)                --        (301)    2
                                                      115,213        (302)    3
                                                    6,902,828        (303)    4
--------------------------------------------------------------------------
         0            --           (34,078)         7,018,041                 5
--------------------------------------------------------------------------
                                                                              6
                                                                              7
                                                      532,841        (310)    8
    (6,354)                                        56,057,125        (311)    9
 4,084,368)                                       200,055,410        (312)   10
                                                            -        (313)   11
                                                   55,972,027        (314)   12
                                                   27,366,111        (315)   13
    (1,754)                                         4,482,233        (316)   14
--------------------------------------------------------------------------
 4,092,476)           --                 --       344,465,747                15
--------------------------------------------------------------------------
                                                                             16
                                                           --        (320)   17
                                                           --        (321)   18
                                                           --        (322)   19
                                                           --        (323)   20
                                                           --        (324)   21
                                                           --        (325)   22
--------------------------------------------------------------------------
                      --                 --                --                23
--------------------------------------------------------------------------
                                                                             24
                                                           --        (330)   25
                                                           --        (331)   26
                                                           --        (332)   27
                                                           --        (333)   28
                                                           --        (334)   29
                                                           --        (335)   30
                                                           --        (336)   31
--------------------------------------------------------------------------
                      --                 --                --                32
--------------------------------------------------------------------------
                                                                             33
                                                       18,236        (340)   34
                                                    2,181,672        (341)   35
                                                    1,240,391        (342)   36
                                                   18,886,767        (343)   37
                                                    6,039,908        (344)   38
   (15,649)                                         1,219,614        (345)   39
-------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 205

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                      Balance at
Line             Account                                                           Beginning of Year                     Additions
No.                (a)                                                                   (b)                                (c)
------------------------------------------------------------------------------------------------------------------------------------
40 (346) Misc. Power Plant Equipment                                                      64,262
   ---------------------------------------------------------------------------------------------------------------------------------
41  TOTAL Other Production Plant (Total of lines 34-40)                               29,653,662                             12,837
   ---------------------------------------------------------------------------------------------------------------------------------
42  TOTAL Production Plant (Tot. of lines 15,23,32,and 4                             377,432,456                            792,266
   ---------------------------------------------------------------------------------------------------------------------------------
43                    3. TRANSMISSION PLANT
44 (350) Land and Land Rights                                                          9,837,434                              9,529
45 (352) Structures and Improvements                                                   2,091,065                              3,162
46 (353) Station Equipment                                                            70,548,365                          1,578,784
47 (354) Towers and Fixtures                                                           9,938,641                               (438)
48 (355) Poles and Fixtures                                                           54,239,808                          2,445,368
49 (356) Overhead Conductors and Devices                                              44,332,464                          1,632,203
50 (357) Underground Conduit
51 (358) Underground Conductors and Devices                                               80,328
52 (359) Roads and Trails
   ---------------------------------------------------------------------------------------------------------------------------------
53    TOTAL Transmission Plant (Total of lines 44 thru 52)                           191,068,105                          5,668,608
   ---------------------------------------------------------------------------------------------------------------------------------
54                    4. DISTRIBUTION PLANT
55 (360) Land and Land Rights                                                            658,003                             51,314
56 (361) Structures and Improvements                                                   1,002,098                              2,833
57 (362) Station Equipment                                                            33,588,863                            265,128
58 (363) Storage Battery Equipment
59 (364) Poles, Towers, and Fixtures                                                  66,458,691                          4,960,457
60 (365) Overhead Conductors and Devices                                              56,756,494                          4,043,730
61 (366) Underground Conduit                                                           3,693,815                                796
62 (367) Underground Conductors and Devices                                           23,197,983                          2,826,640
63 (368) Line Transformers                                                            34,951,540                          2,473,372
64 (369) Services                                                                      7,587,644
65 (370) Meters                                                                       15,094,493                            698,208
66 (371) Installations on Customer Premises                                                3,118
67 (372) Leased Property on Customer Premises
68 (373) Street Lighting and Signal Systems                                            3,560,722
   ---------------------------------------------------------------------------------------------------------------------------------
69    TOTAL Distribution Plant (Total of lines 55 thru 68)                           246,553,464                         15,322,478
   ---------------------------------------------------------------------------------------------------------------------------------
70                       5. GENERAL PLANT
71 (389) Land and Land Rights                                                          1,013,508
72 (390) Structures and Improvements                                                  10,367,387                              4,985
73 (391) Office Furniture and Equipment                                                6,023,342                          1,111,416
74 (392) Transportation Equipment                                                     10,039,316                          1,722,921
75 (393) Stores Equipment                                                                402,267                              4,375
76 (394) Tools, Shop and Garage Equipment                                              1,044,634                            246,117
77 (395) Laboratory Equipment                                                          1,827,075                              2,050
78 (396) Power Operated Equipment                                                      5,719,950                            242,504
79 (397) Communication Equipment                                                       6,813,818
80 (398) Miscellaneous Equipment                                                         542,093                               (145)
   ---------------------------------------------------------------------------------------------------------------------------------
81       SUBTOTAL (Enter Total of lines 71 thru 80)                                   43,793,390                          3,334,223
   ---------------------------------------------------------------------------------------------------------------------------------
82 (399) Other Tangible Property
   ---------------------------------------------------------------------------------------------------------------------------------
83    TOTAL General Plant (Enter Total of lines 81 and 82)                            43,793,390                          3,334,223
   ---------------------------------------------------------------------------------------------------------------------------------
84    TOTAL (Accounts 101 and 106)                                                   865,584,501                         25,432,608
   ---------------------------------------------------------------------------------------------------------------------------------
85 (102) Electric Plant Purchased (See Inst. 8)
86 (Less) (102) Electric Plant Sold (See Inst. 8)
87 (103) Experimental Plant Unclassified
   ---------------------------------------------------------------------------------------------------------------------------------
88    TOTAL Electric Plant in Service (Enter Total of lines 84 thru 87)              865,584,501                         25,432,608
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO 1                       Page 206

--------------------------------------------------------------------------------
Name of Respondent        This Report is:      Date of Report  Year of Report
                          (1)[X]An Original       (Mo,Da,Yr)   December 31, 1998
INTERSTATE POWER COMPANY  (2)[ ]A Resubmission
--------------------------------------------------------------------------------
     ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                               Balance at
 Retirements          Adjustments        Transfers              End of Year                  Line
     (d)                  (e)              (f)                     (g)                       No.
-------------------------------------------------------------------------------------------------
                                                                   64,262       (346)        40
-------------------------------------------------------------------------------------
   (15,649)                --               --                 29,650,850                    41
-------------------------------------------------------------------------------------
(4,108,125)                --               --                374,116,597                    42
-------------------------------------------------------------------------------------
                                                                                             43
                                                                9,846,963       (350)        44
                                                                2,094,227       (352)        45
   (63,420)                                                    72,063,729       (353)        46
    (8,262)                                                     9,929,941       (354)        47
  (140,787)                                                    56,544,389       (355)        48
   (93,896)                                                    45,870,771       (356)        49
                                                                        -       (357)        50
                                                                   80,328       (358)        51
                                                                        -       (359)        52
-------------------------------------------------------------------------------------
  (306,365)                --               --                196,430,348                    53
-------------------------------------------------------------------------------------
                                                                                             54
                                                                  709,317       (360)        55
   (12,714)                                                       992,217       (361)        56
  (312,131)                                                    33,541,860       (362)        57
                                                                        -       (363)        58
  (488,675)                                                    70,930,473       (364)        59
(1,190,731)                                                    59,609,493       (365)        60
      (909)                                                     3,693,702       (366)        61
   (33,775)                                                    25,990,848       (367)        62
  (477,654)                                                    36,947,258       (368)        63
      (391)                                                     7,587,253       (369)        64
  (417,397)                                                    15,375,304       (370)        65
                                                                    3,118       (371)        66
                                                                       --       (372)        67
  (125,468)                                                     3,435,254       (373)        68
-------------------------------------------------------------------------------------
(3,059,845)                --               --                258,816,097                    69
-------------------------------------------------------------------------------------
                                                                                             70
                                                                1,013,508       (389)        71
   (51,561)                                                    10,320,811       (390)        72
    (3,901)                                                     7,130,857       (391)        73
  (899,166)                                                    10,863,071       (392)        74
                                                                  406,642       (393)        75
   (57,416)                                                     1,233,335       (394)        76
                                                                1,829,125       (395)        77
  (170,284)                                                     5,792,170       (396)        78
  (132,413)                                                     6,681,405       (397)        79
                                                                  541,948       (398)        80
-------------------------------------------------------------------------------------
(1,314,741)                --               --                 45,812,872                    81
-------------------------------------------------------------------------------------
                                                                       --       (399)        82
-------------------------------------------------------------------------------------
(1,314,741)                --               --                 45,812,872                    83
-------------------------------------------------------------------------------------
(8,789,076)                --          (34,078)               882,193,955                    84
-------------------------------------------------------------------------------------
                                                                       --       (102)        85
                                                                       --                    86
                                                                       --       (103)        87
-------------------------------------------------------------------------------------
(8,789,076)                --          (34,078)               882,193,955                    88
-----------------------------------------------------------------------------------------------

FERC FORM NO 1                 Page 207

--------------------------------------------------------------------------------
 ACCUMULATED PROVISION FOR DEPRECIATION OF ELECTRIC UTILITY PLANT (Account 108)
--------------------------------------------------------------------------------

1.   Explain in a footnote any important adjustments during year.

2. Explain in a footnote any difference between the amount for book cost of plant retired, line 11, column (c), and that reported for electric plant in service, pages 204-207, column (d) excluding retirements of non-depreciable property.

3. The provisions of Account 108 in the Uniform System of Accounts require that retirements of depreciable plant be recorded when such plant is removed from service. If the respondent has a significant amount of plant retired at year end which has not been recorded and/or classified to the various reserve functional classifications, make preliminary closing entries to tentatively functionalize the book cost of the plant retired. In addition, include all costs included in retirement work in progress at year end in the appropriate functional classifications.

4. Show separately interest credits under a sinking fund or similar method of depreciation accounting.

--------------------------------------------------------------------------------
                   Section A. Balances and Changes During Year
--------------------------------------------------------------------------------

                                                          Total        Electric Plant in  Electric Plant Held  Electric Plant Leased
   Line                                Item              (c+d+e)            Service          for Future Use          to Others
   No.                                  (a)                (b)                (c)                 (d)                   (e)
------------------------------------------------------------------------------------------------------------------------------------
  1 Balance Beginning of Year                           414,069,154        414,069,154
------------------------------------------------------------------------------------------------------------------------------------
  2 Depreciation Provisions for Year, Charged to
------------------------------------------------------------------------------------------------------------------------------------
  3   (403) Depreciation Expense                         29,738,693         29,738,693
------------------------------------------------------------------------------------------------------------------------------------
  4   (413) Exp. of Elec. Plt. Leas. to Others
------------------------------------------------------------------------------------------------------------------------------------
  5   Transportation Expenses-Clearing                    1,101,993          1,101,993
------------------------------------------------------------------------------------------------------------------------------------
  6   Other Clearing Accounts
------------------------------------------------------------------------------------------------------------------------------------
  7   Other Accounts (Specify): (Unit Trains)
------------------------------------------------------------------------------------------------------------------------------------
  8
------------------------------------------------------------------------------------------------------------------------------------
  9    TOTAL Deprec. Prov. for Year (Enter
           Total of lines 3 thru 8)                      30,840,686         30,840,686
------------------------------------------------------------------------------------------------------------------------------------
 10 Net Charges for Plant Retired:
------------------------------------------------------------------------------------------------------------------------------------
 11   Book Cost of Plant Retired                          8,403,838          8,403,838
------------------------------------------------------------------------------------------------------------------------------------
 12   Cost of Removal                                     1,823,966          1,823,966
------------------------------------------------------------------------------------------------------------------------------------
 13   Salvage (Credit)                                      953,192            953,192
------------------------------------------------------------------------------------------------------------------------------------
 14    TOTAL Net Chrgs. for Plant Ret.
           (Enter Total of lines 11 thru 13)              9,274,612          9,274,612
------------------------------------------------------------------------------------------------------------------------------------
 15 Other Debit or Cr. Items (Describe)        *
------------------------------------------------------------------------------------------------------------------------------------
 16 Allocation of Common                                     72,430             72,430
------------------------------------------------------------------------------------------------------------------------------------
 17    Balance End of Year (Enter Total of
           lines 1, 9, 14, 15, and 16)                  435,707,658        435,707,658
------------------------------------------------------------------------------------------------------------------------------------
   Section B. Balances at End of Year According to Functional Classifications
------------------------------------------------------------------------------------------------------------------------------------
 18 Steam Production                                   230,046,480         230,046,480
------------------------------------------------------------------------------------------------------------------------------------
 19 Nuclear Production
------------------------------------------------------------------------------------------------------------------------------------
 20 Hydraulic Production - Conventional
------------------------------------------------------------------------------------------------------------------------------------
 21 Hydraulic Production - Pumped Storage
------------------------------------------------------------------------------------------------------------------------------------
 22 Other Production                                     10,996,105         10,996,105
------------------------------------------------------------------------------------------------------------------------------------
 23 Transmission                                         74,311,608         74,311,608
------------------------------------------------------------------------------------------------------------------------------------
 24 Distribution                                        103,803,244        103,803,244
------------------------------------------------------------------------------------------------------------------------------------
 25 General                                              16,550,221         16,550,221
------------------------------------------------------------------------------------------------------------------------------------
 26    TOTAL (Enter Total of lines 18 thru 25)          435,707,658        435,707,658
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 219

INTERSTATE POWER COMPANY              An Original                  Dec. 31, 1998

--------------------------------------------------------------------------------
                        NONUTILITY PROPERTY (Account 121)
--------------------------------------------------------------------------------

1. Give a brief description and state the location of nonutility property included in Account 121.

2. Designate with a double asterisk any property which is leased to another company. State name of lessee and whether lessee is an associated company.

3. Furnish particulars (details concerning sales, purchases, transfers of Nonutility Property during the year.

4. List separately all property previously devoted to public service and give date of transfer to Account 121, Nonutility Property.

5. Minor items (5% of the Balance at the End of the Year, for Account 121 or $100,000, whichever is less) may be grouped by (1) previously devoted to public service (line 44), or (2) other nonutility property (line 45).

---------------------------------------------------------------------------------------------------
                                                 Balance at       Purchases, Sales,      Balance at
Line       Description and Location          Beginning of Year     Transfers, etc.      End of Year
No.               (a)                                (b)                (c)                  (d)
---------------------------------------------------------------------------------------------------
 1  Land Parcel No. 1.9038 Eldorado, Iowa          22,904                                   22,904
 2
 3
 4
 5
 6
 7
 8
 9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44  Minor Items Previously Devoted to Public Service
45
--------------------------------------------------------------------------------------------------
46  TOTAL                                          22,904                                   22,904
--------------------------------------------------------------------------------------------------


FERC FORM NO. 1                      Page 221

INTERSTATE POWER COMPANY                An Original                Dec. 31, 1998

--------------------------------------------------------------------------------
               INVESTMENTS IN SUBSIDIARY COMPANIES (Account 123.1)
--------------------------------------------------------------------------------

1.   Report below investments in Accounts 123.1, Investment in Subsidiary
     Companies.

2. Provide a subheading for each company and list thereunder the information called for below. Sub-total by company and give a total in columns (e),
     (f), (g) and (h).

     (a) Investment in Securities - List and describe each security owned. For bonds give also principal amount, date of issue, maturity, and interest rate.

     (b) Investment Advances - Report separately the amounts of loans or investment advances which are subject to repayment, but which are not subject to current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.

3. Report separately the equity in undistributed subsidiary earnings since acquisition. The total in column (e) should equal the amount entered for Account 418.1.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Amount of
Line                                                                         Date                Date of           Investment at
No.                               Description of Investment                 Acquired             Maturity        Beginning of Year
                                             (a)                              (b)                  (c)                  (d)
------------------------------------------------------------------------------------------------------------------------------------
 1 IPC DEVELOPMENT CO.
 2         Common Stock                              20 Shares                5/10/78                                     2,000
 3         Common Stock                             280 Shares                9/19/78                                    28,000
 4         Common Stock                           5,250 Shares                2/2/81                                    525,000
 5         Common Stock                           2,000 Shares                4/1/82                                    200,000
                                                                                                                        -------
 6 Subtotal                                                                                                             755,000
 7
 8         Equity in Earnings                                                                                           340,699
 9
10         Advance from Parent                                                                                            5,076
11
12         Unrealized Gain on Security - net of tax                                                                     787,500
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
------------------------------------------------------------------------------------------------------------------------------------
42                TOTAL Cost of Account 123.1 $     0                                     TOTAL                      1,888,275
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 224

INTERSTATE POWER COMPANY             An Original                   Dec. 31, 1998

--------------------------------------------------------------------------------
         INVESTMENTS IN SUBSIDIARY COMPANIES (Account 123.1) (Continued)
--------------------------------------------------------------------------------

4. For any securities, notes, or accounts that were pledged, designate such securities, notes, or accounts in a footnote, and state the name of pledgee and purpose of the pledge.

5. If Commission approval was required for any advance made or security acquired, designate such fact in a footnote and give name of Commission, date of authorization, and case or docket number.

6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.

7. In column (h) report for each investment disposed of during the year, the gain or loss represesnted by the difference between cost of the investment (or the other amount at which carried in the books of account if different from cost) and the selling price thereof, not including interest adjustment includible in column (f).

8.   Report on Line 42, column (a) the total cost of Account 123.1.

------------------------------------------------------------------------------------------------------------------------------------
   Equity in                                                           Amount of              Gain or Loss
  Subsidiary                        Revenues                        Investment at            from Investment
Earnings for Year                   for Year                         End of Year               Disposed of              Line
      (e)                             (f)                                (g)                       (h)                   No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1
                                                                           2,000                                          2
                                                                          28,000                                          3
                                                                         525,000                                          4
                                                                         200,000                                          5
                                                                         -------
                                                                         755,000                                          6
                                                                                                                          7
    30,323                                                               371,022                                          8
                                                                                                                          9
                                                                          21,205                                         10
                                                                                                                         11
                                                                         767,831                                         12
                                                                                                                         13
                                                                                                                         14
                                                                                                                         15
                                                                                                                         16
                                                                                                                         17
                                                                                                                         18
                                                                                                                         19
                                                                                                                         20
                                                                                                                         21
                                                                                                                         22
                                                                                                                         23
                                                                                                                         24
                                                                                                                         25
                                                                                                                         26
                                                                                                                         27
                                                                                                                         28
                                                                                                                         29
                                                                                                                         30
                                                                                                                         31
                                                                                                                         32
                                                                                                                         33
                                                                                                                         34
                                                                                                                         35
                                                                                                                         36
                                                                                                                         37
                                                                                                                         38
                                                                                                                         39
                                                                                                                         40
                                                                                                                         41
----------------------------------------------------------------------------------------------------------------------------
    30,323                                                             1,915,058                                         42
----------------------------------------------------------------------------------------------------------------------------


FERC FORM NO. 1                      Page 225

INTERSTATE POWER COMPANY             An Original                   Dec. 31, 1998

--------------------------------------------------------------------------------
                      ALLOWANCES (Accounts 158.1 and 158.2)
--------------------------------------------------------------------------------

1.   Report below the particulars (details) called for concerning allowances.

2.   Report all acquisitions of allowances at cost.

3. Report allowances in accordance with a weighted average cost allocation method and other accounting as prescribed by General Instruction No. 21 in the Uniform System of Accounts.

4. Report the allowances transactions by the period they are first eligible for use: the current year's allowances in columns (b)-(c), allowances for the three succeeding years in columns (d)-(i), starting with the following year, and allowances for the remaining succeeding years in columns (j)-(k).

5. Report on line 4 the Environmental Protection Agency (EPA) issued allowances. Report withheld portions on lines 36-40.
--------------------------------------------------------------------------------


                                                                      Current Year                              1999
                             Allowance Inventory                 -----------------------                  ----------------
 Line                         (Account 158.1)                   No.                Amt.                  No.          Amt.
 No.                                (a)                         (b)                (c)                   (d)          (e)
------------------------------------------------------------------------------------------------------------------------------
 1 Balance-Beginning of Year                                     21,832                                   29,987
------------------------------------------------------------------------------------------------------------------------------
 2
 3 Acquired During Year:
 4           Issued (less Withheld Allow.)                       13,437                                   13,437
------------------------------------------------------------------------------------------------------------------------------
 5 Returned by EPA
------------------------------------------------------------------------------------------------------------------------------
 6
 7 Purchases/Transfers:
 8
------------------------------------------------------------------------------------------------------------------------------
 9
------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------
11
------------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------
13
------------------------------------------------------------------------------------------------------------------------------
14
------------------------------------------------------------------------------------------------------------------------------
15 Total                                                         35,269                                   43,424
------------------------------------------------------------------------------------------------------------------------------
16
------------------------------------------------------------------------------------------------------------------------------
17 Relinquished During Year:
------------------------------------------------------------------------------------------------------------------------------
18           Charges to Account 509                               5,282
------------------------------------------------------------------------------------------------------------------------------
19
------------------------------------------------------------------------------------------------------------------------------
20
------------------------------------------------------------------------------------------------------------------------------
21 Cost of Sales/Transfers:
------------------------------------------------------------------------------------------------------------------------------
22
------------------------------------------------------------------------------------------------------------------------------
23
------------------------------------------------------------------------------------------------------------------------------
24
------------------------------------------------------------------------------------------------------------------------------
25
------------------------------------------------------------------------------------------------------------------------------
26
------------------------------------------------------------------------------------------------------------------------------
27
------------------------------------------------------------------------------------------------------------------------------
28 Total
------------------------------------------------------------------------------------------------------------------------------
29 Balance-End of Year                                           29,987                                   43,424
------------------------------------------------------------------------------------------------------------------------------
30
------------------------------------------------------------------------------------------------------------------------------
31 Sales:
------------------------------------------------------------------------------------------------------------------------------
32 Net Sales Proceeds (Assoc. Co.)
------------------------------------------------------------------------------------------------------------------------------
33 Net Sales Proceeds (Other)
------------------------------------------------------------------------------------------------------------------------------
34 Gains
------------------------------------------------------------------------------------------------------------------------------
35 Losses
------------------------------------------------------------------------------------------------------------------------------
                       Allowances Withheld
                         (Account 158.2)
------------------------------------------------------------------------------------------------------------------------------
36 Balance-Beginning of Year
------------------------------------------------------------------------------------------------------------------------------
37 Add:  Withheld by EPA                                            363                                      363
------------------------------------------------------------------------------------------------------------------------------
38 Deduct:  Returned by EPA
------------------------------------------------------------------------------------------------------------------------------
39 Cost of Sales
------------------------------------------------------------------------------------------------------------------------------
40 Balance-End of Year                                              363                                      363
------------------------------------------------------------------------------------------------------------------------------
41
42 Sales:
43 Net Sales Proceeds (Assoc. Co.)                                                  42,567
------------------------------------------------------------------------------------------------------------------------------
44 Net Sales Proceeds (Other)
------------------------------------------------------------------------------------------------------------------------------
45 Gains
------------------------------------------------------------------------------------------------------------------------------
46 Losses
------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 228

-------------------------------------------------------------------------------
INTERSTATE POWER COMPANY            An Original                    Dec. 31, 1998
-------------------------------------------------------------------------------
                ALLOWANCES (Accounts 158.1 and 158.2) (Continued)
--------------------------------------------------------------------------------

6. Report on line 5 allowances returned by the EPA. Report on line 39 the EPA's sales of the withheld allowances. Report on lines 43-46 the net sales proceeds and gains/losses resulting from the EPA's sales or auction of the withheld allowances.

7. Report on lines 8-14 the names of vendors/transferors of allowances acquired and identify associated companies (See "associated company" under "Definitions" in the Uniform System of Accounts).

8. Report on lines 22-27 the names of purchasers/transferees of allowances disposed of and identify associated companies.

9. Report the net costs and benefits of hedging transactions on a separate line under purchases/transfers and sales/transfers.

10. Report on lines 32-35 & 43-47 the net sales proceeds and gains or losses from allowance sales.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
       2000                              2001                    Future Years                        Totals
-------------------                 ----------------            ---------------                  --------------
  No.          Amt.                  No.         Amt.           No.        Amt.                  No.        Amt.    Line
 (f)           (g)                  (h)          (i)            (j)        (k)                  (l)         (m)      No.
------------------------------------------------------------------------------------------------------------------------
 43,424                             62,210                     80,996                            238,449             1
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     2
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     3
-----------------------------------------------------------------------------------------------------------------------
 18,786                             18,786                    483,072                            547,518             4
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     5
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     6
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     7
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     8
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                     9
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    10
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    11
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    12
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    13
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    14
-----------------------------------------------------------------------------------------------------------------------
 62,210                             80,996                    564,068                            785,967            15
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    16
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    17
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   5,282            18
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    19
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    20
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    21
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    22
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    23
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    24
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    25
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    26
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    27
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    28
-----------------------------------------------------------------------------------------------------------------------
 62,210                             80,996                    564,068                            780,685            29
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    30
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    31
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    32
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    33
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    34
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    35
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
    363                                835                      1,307                              2,505            36
-----------------------------------------------------------------------------------------------------------------------
    472                                472                     10,479                             12,149            37
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    38
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    39
-----------------------------------------------------------------------------------------------------------------------
    835                              1,307                     11,786                             14,654            40
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    41
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    42
-----------------------------------------------------------------------------------------------------------------------
              27,528                                                    146,032                          216,127    43
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    44
------------------------------------------------------------------------------------------------------------------------
                                                                                                                    45
------------------------------------------------------------------------------------------------------------------------
                                                                                                                    46
------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 1                      Page 229

                              GAS PLANT IN SERVICE
                            (Minnesota Jurisdiction)

                                                                                                            INTERSTATE POWER COMPANY

                                                                                                             For Year Ended 12/31/98

------------------------------------------------------------------------------------------------------------------------------------
    ACCT.     TITLE OF ACCOUNTS                     B.O.Y. BALANCE   ADDITIONS  RETIREMENTS  ADJUSTMENTS   TRANSFERS  E.O.Y. BALANCE
     NO.                                                  (a)           (b)         (c)          (d)           (e)           (f)
------------------------------------------------------------------------------------------------------------------------------------
             INTANGIBLE PLANT
     301     Organization                                       0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     302     Franchises and consents                            0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     303     Miscellaneous intangible plant                43,215        7,954            0            0        (3,445)       47,724
                                                         --------     --------     --------     --------      --------      --------
             Total intangible plant                        43,215        7,954            0            0        (3,445)       47,724
                                                         --------     --------     --------     --------      --------      --------

             PRODUCTION PLANT
             Manufactured Gas Production Plant:
     304     Land and land rights                           8,212            0            0            0         9,390        17,602
                                                         --------     --------     --------     --------      --------      --------
     305     Structures and improvements                   43,498            0            0            0        15,493        58,991
                                                         --------     --------     --------     --------      --------      --------
     306     Boiler plant equipment                             0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     307     Other power equipment                              0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     308     Coke ovens                                         0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     309     Producer gas equipment                             0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     310     Water gas generating equipment                     0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     311     Liquefied petroleum gas equipment            420,945            0            0            0       (22,711)      398,234
                                                         --------     --------     --------     --------      --------      --------
     312     Oil gas generating equipment                       0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     313     Generating equipment-other processes               0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     314     Coal, coke, and ash handling equipment             0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     315     Catalytic cracking equipment                       0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     316     Other reforming equipment                          0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     317     Purification equipment                             0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     318     Residual refining equipment                        0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     319     Gas mixing equipment                               0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
     320     Other equipment                                    0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
 325-347     Natural gas production plant                       0            0            0            0             0             0
                                                         --------     --------     --------     --------      --------      --------
             Total production plant                       472,655            0            0            0         2,172       474,827
                                                         --------     --------     --------     --------      --------      --------


(Continued on next page)                                                    p-14

                              GAS PLANT IN SERVICE
                            (Minnesota Jurisdiction)

                                                        INTERSTATE POWER COMPANY

                                                         For Year Ended 12/31/98

------------------------------------------------------------------------------------------------------------------------------------
    ACCT.     TITLE OF ACCOUNTS                     B.O.Y. BALANCE   ADDITIONS  RETIREMENTS  ADJUSTMENTS   TRANSFERS  E.O.Y. BALANCE
     NO.                                                  (a)           (b)         (c)          (d)           (e)           (f)
------------------------------------------------------------------------------------------------------------------------------------
              NATURAL GAS STORAGE
350-363     Underground storage plant                        0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    364     Liquefied natural gas                            0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
            Total natural gas storage                        0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
            TRANSMISSION PLANT
  365.1     Land and land rights                             0             0             0             0             0             0
                                                                   ---------     ---------     ---------     ---------     ---------
  365.2     Rights-of-way                                    0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    366     Structures and improvements                      0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    367     Mains                                            0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    368     Compressor station equipment                     0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    369     Measuring and regulating station equip.          0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    370     Communication equipment                          0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    371     Other equipment                                  0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
            Total transmission plant                         0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------

            DISTRIBUTION PLANT
    374     Land and land rights                         3,260             0             0             0             0         3,260
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    375     Structures and improvements                    883             0             0             0             0           883
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    376     Mains                                    4,877,560       112,629         4,352             0         7,676     4,993,513
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    377     Compressor station equipment                     0             0             0             0             0             0
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    378     Measuring & regulating sta.equip.-gen.      58,669             0           612             0           612        58,669
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    379     Measuring & regulating sta.equip.-C.G.     246,639             0             0             0             1       246,640
                                                     ---------     ---------     ---------     ---------     ---------     ---------
    380     Services                                 3,189,097        88,744        14,314             0        (2,146)    3,261,381
                                                     ---------     ---------     ---------     ---------     ---------     ---------

(Continued on next page)                                                    p-15

                            (Minnesota Jurisdiction)

                                                                                                            INTERSTATE POWER COMPANY

                                                                                                             For Year Ended 12/31/98

------------------------------------------------------------------------------------------------------------------------------------
 ACCT.     TITLE OF ACCOUNTS                  B.O.Y. BALANCE    ADDITIONS    RETIREMENTS     ADJUSTMENTS  TRANSFERS   E.O.Y. BALANCE
 NO.                                               (a)            (b)            (c)             (d)          (e)           (f)
------------------------------------------------------------------------------------------------------------------------------------
381  Meters                                      1,236,345        116,638        32,033              0        (53,337)     1,267,613
                                               -----------    -----------   -----------    -----------    -----------    -----------
382  Meter installations                                 0              0             0              0              0              0
                                               -----------    -----------   -----------    -----------    -----------    -----------
383  House regulators                              454,935          1,673             0              0         (1,673)       454,935
                                               -----------    -----------   -----------    -----------    -----------    -----------
384  House regulator installations                       0              0             0              0              0              0
                                               -----------    -----------   -----------    -----------    -----------    -----------
385  Industrial measuring & regulating equip.       35,065              0             0              0              0         35,065
                                               -----------    -----------   -----------    -----------    -----------    -----------
386  Other property on customers' premises           3,485              0             0              0         (3,485)             0
                                               -----------    -----------   -----------    -----------    -----------    -----------
387  Other equipment                                14,926              0             0              0        (14,926)             0
                                               -----------    -----------   -----------    -----------    -----------    -----------
     Total distribution plant                   10,120,864        319,684        51,311              0        (67,278)    10,321,959
                                               -----------    -----------   -----------    -----------    -----------    -----------

     GENERAL PLANT
389  Land and land rights                                0          3,155             0              0         41,416         44,571
                                               -----------    -----------   -----------    -----------    -----------    -----------
390  Structures and improvements                         0         66,986        27,243              0        418,057        457,800
                                               -----------    -----------   -----------    -----------    -----------    -----------
391  Office furniture and equipment                 51,717              0             0              0        319,477        371,194
                                               -----------    -----------   -----------    -----------    -----------    -----------
392  Transportation equipment                      261,041          2,946             0              0        275,926        539,913
                                               -----------    -----------   -----------    -----------    -----------    -----------
393  Store equipment                                 1,956          1,547             0              0         14,680         18,183
                                               -----------    -----------   -----------    -----------    -----------    -----------
394  Tools, shop and garage equipment               88,541              0         2,191              0        (16,377)        69,973
                                               -----------    -----------   -----------    -----------    -----------    -----------
395  Laboratory equipment                           45,402              0             0              0         44,191         89,593
                                               -----------    -----------   -----------    -----------    -----------    -----------
396  Power operated equipment                      185,501              0             0              0        116,071        301,572
                                               -----------    -----------   -----------    -----------    -----------    -----------
397  Communications equipment                       25,834              0             0              0        272,139        297,973
                                               -----------    -----------   -----------    -----------    -----------    -----------
398  Miscellaneous equipment                        11,899              0             0              0         12,570         24,469
                                               -----------    -----------   -----------    -----------    -----------    -----------
399  Other tangible property *                           0              0             0              0              0              0
                                               -----------    -----------   -----------    -----------    -----------    -----------
     Total general plant                           671,891         74,634        29,434              0      1,498,150      2,215,241
                                               -----------    -----------   -----------    -----------    -----------    -----------
     TOTAL GAS PLANT IN SERVICE                 11,308,625        402,272        80,745              0      1,429,599     13,059,751
                                               -----------    -----------   -----------    -----------    -----------    -----------

* State the nature and use of plant included in this account, and if substantial in amount submit a supplementary schedule showing subaccount classifications of such plant conforming to the requirements of this schedule.

                              ANALYSIS OF RESERVES
                            (Minnesota Jurisdiction)

                                                                                                            INTERSTATE POWER COMPANY

                                                                                                             For Year Ended 12/31/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                     CREDITS                DEBITS
                                                              --------------------    --------------------   TRANSFERS &      E.O.Y.
   ACCT.        TITLE OF ACCOUNTS             B.O.Y. BALANCE  ACCRUALS  GROSS SALV.   RETIREMENT   REMOVAL   ADJUSTMENTS     BALANCE
    NO.                                            (a)           (b)        (c)          (d)         (e)         (f)           (g)
------------------------------------------------------------------------------------------------------------------------------------
            INTANGIBLE PLANT
     301  Organization                               *** ACCOUNTS 301 TO 302 NOT APPLICABLE TO "ANALYSIS OF RESERVES ***
                                                  --------     --------     --------    --------    --------    --------    --------
     302  Franchises and consents
                                                  --------     --------     --------    --------    --------    --------    --------
     303  Miscellaneous intangible plant                 0            0            0           0           0      38,579      38,579
                                                  --------     --------     --------    --------    --------    --------    --------
          Total intangible plant                         0            0            0           0           0      38,579      38,579
                                                  --------     --------     --------    --------    --------    --------    --------

          PRODUCTION PLANT
          Manufactured gas production plant:
     305  Structures and improvements               36,335        1,431            0           0           0     (13,490)     24,276
                                                  --------     --------     --------    --------    --------    --------    --------
     306  Boiler plant equipment                         0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     307  Other power equipment                          0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     308  Coke ovens                                     0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     309  Producer gas equipment                         0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     310  Water gas generating equipment                 0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     311  Liquefied petroleum gas equipment        351,776       15,028            0           0           0     (88,901)    277,903
                                                  --------     --------     --------    --------    --------    --------    --------
     312  Oil gas generating equipment                   0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     313  Generating equipment-other processes           0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     314  Coal, coke, and ash handling equipment         0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     315  Catalytic cracking equipment                   0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     316  Other reforming equipment                      0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     317  Purification equipment                         0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     318  Residual refining equipment                    0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     319  Gas mixing equipment                           0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
     320  Other equipment                                0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
 325-347  Natural gas production plant                   0            0            0           0           0           0           0
                                                  --------     --------     --------    --------    --------    --------    --------
          Total production plant                   388,111       16,459            0           0           0    (102,391)    302,179
                                                  --------     --------     --------    --------    --------    --------    --------


(Continued on next page)                                                    p-17

                              ANALYSIS OF RESERVES
                            (Minnesota Jurisdiction)

                                                                                                            INTERSTATE POWER COMPANY

                                                                                                             For Year Ended 12/31/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                   CREDITS                    DEBITS
                                                                 ---------------------  --------------------   TRANSFERS &    E.O.Y.
 ACCT.        TITLE OF ACCOUNTS                 B.O.Y. BALANCE   ACCRUALS   GROSS SALV. RETIREMENT   REMOVAL   ADJUSTMENTS   BALANCE
  NO.                                                 (a)           (b)         (c)        (d)         (e)         (f)         (g)
------------------------------------------------------------------------------------------------------------------------------------
           NATURAL GAS STORAGE
350-363    Underground storage plant                        0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    364    Liquefied natural gas                            0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
           Total natural gas storage                        0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------

           TRANSMISSION PLANT
  365.1    Land and land rights                             0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
  365.2    Rights-of-way                                    0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    366    Structures and improvements                      0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    367    Mains                                            0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    368    Compressor station equipment                     0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    369    Measuring and regulating station equip.          0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    370    Communication equipment                          0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    371    Other equipment                                  0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
           Total transmission plant                         0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------

           DISTRIBUTION PLANT
    374    Land and land rights                             0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    375    Structures and improvements                    485         173           0           0           0           0        658
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    376    Mains                                    1,596,370     123,425          80       4,352       1,165       3,967  1,718,325
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    377    Compressor station equipment                     0           0           0           0           0           0          0
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    378    Measuring & regulating sta.equip.-gen.      14,638       1,854           0         612           0         612     16,492
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    379    Measuring & regulating sta.equip.-C.G.     127,495      14,551           0           0           0           0    142,046
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------
    380    Services                                 1,168,773     140,250         438      14,314       6,331      12,217  1,301,033
                                                    ---------   ---------   ---------   ---------   ---------   ---------  ---------


(Continued on next page)                                                    p-18

                              ANALYSIS OF RESERVES
                            (Minnesota Jurisdiction)

                                                        INTERSTATE POWER COMPANY

                                                         For Year Ended 12/31/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CREDITS                DEBITS
                                                              ---------------------  --------------------   TRANSFERS &    E.O.Y.
 ACCT.        TITLE OF ACCOUNTS              B.O.Y. BALANCE   ACCRUALS   GROSS SALV. RETIREMENT   REMOVAL   ADJUSTMENTS   BALANCE
  NO.                                             (a)           (b)         (c)        (d)         (e)         (f)         (g)
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTION PLANT
381  Meters                                        62,930       49,962           0      32,033      15,485         (755)      64,619
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
382  Meter installations                                0            0           0           0           0            0            0
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
383  House regulators                              95,944       19,562           0           0           0            1      115,507
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
384  House regulator installations                      0            0           0           0           0            0            0
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
385  Industrial measuring & regulating equip.      31,558        2,339           0           0           0            0       33,897
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
386  Other property on customers' premises          3,485            0           0           0           0       (3,485)           0
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
387  Other equipment                                7,072        7,854           0           0           0      (14,926)           0
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
     Total distribution plant                   3,108,750      359,970         518      51,311      22,981       (2,369)   3,392,577
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------

     GENERAL PLANT
389  Land and land rights                               0            0           0           0           0            0            0
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
390  Structures and improvements                        0            0           0      27,243           0      190,548      163,305
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
391  Office furniture and equipment                49,143            0           0           0           0      115,583      164,726
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
392  Transportation equipment                     145,114            0       8,056           0         550       16,089      168,709
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
393  Store equipment                                1,777           33           0           0           0        5,741        7,551
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
394  Tools, shop and garage equipment              20,877        3,763           0       2,191           0       (6,152)      16,297
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
395  Laboratory equipment                          (2,968)       2,302           0           0           0       28,135       27,469
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
396  Power operated equipment                      85,528            0           0           0           0       (3,452)      82,076
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
397  Communications equipment                      (3,606)       1,196           0           0           0      135,024      132,614
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
398  Miscellaneous equipment                        5,273        1,086           0           0           0       16,581       22,940
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
399  Other tangible property *                          0            0           0           0           0            0            0
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
     Total general plant                          301,138        8,380       8,056      29,434         550      498,097      785,687
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------
     TOTAL GAS PLANT IN SERVICE                 3,797,999      384,809       8,574      80,745      23,531      431,916    4,519,022
                                               ----------   ----------  ----------  ----------  ----------   ----------   ----------

INTERSTATE POWER COMPANY            An Original                    Dec. 31, 1998
         (IOWA ONLY)
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of gas plant in service according to the prescribed accounts.

2. In addition to Account 101, Gas Plant in Service (Classified), this page and the next include Account 102, Gas Plant Purchased or Sold; Account 103, Experimental Gas Plant Unclassified; and Account 106, Completed Construction Not Classified-Gas.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed accounts, on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accumulated depreciation provision. Include also in column (d) reversals of tentative distributions or prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these

--------------------------------------------------------------------------------

                                                                                                   Balance at
Line                            Account                                                         Beginning of Year   Additions
 No.                             (a)                                                                    (b)            (c)
-----------------------------------------------------------------------------------------------------------------------------
 1                                 1. INTANGIBLE PLANT
-----------------------------------------------------------------------------------------------------------------------------
 2              301        Organization                                                                    0                0
-----------------------------------------------------------------------------------------------------------------------------
 3              302        Franchises and Consents                                                         0                0
-----------------------------------------------------------------------------------------------------------------------------
 4              303        Miscellaneous Intangible Plant                                            147,474           26,568
-----------------------------------------------------------------------------------------------------------------------------
 5                         TOTAL Intangible Plant                                                    147,474           26,568
-----------------------------------------------------------------------------------------------------------------------------
 6                                2. PRODUCTION PLANT
-----------------------------------------------------------------------------------------------------------------------------
 7                         Natural Gas Production and Gathering Plant
-----------------------------------------------------------------------------------------------------------------------------
 8            325.1        Producing Lands                                                                 0                0
-----------------------------------------------------------------------------------------------------------------------------
 9            325.2        Producing Leaseholds                                                            0                0
-----------------------------------------------------------------------------------------------------------------------------
10            325.3        Gas Rights                                                                      0                0
-----------------------------------------------------------------------------------------------------------------------------
11            325.4        Rights-of-Way                                                                   0                0
-----------------------------------------------------------------------------------------------------------------------------
12            325.5        Other Land and Land Rights                                                      0                0
-----------------------------------------------------------------------------------------------------------------------------
13              326        Gas Well Structures                                                             0                0
-----------------------------------------------------------------------------------------------------------------------------
14              327        Field Compressor Station Structures                                             0                0
-----------------------------------------------------------------------------------------------------------------------------
15              328        Field Meas. and Reg. Sta. Structures                                            0                0
-----------------------------------------------------------------------------------------------------------------------------
16              329        Other Structures                                                                0                0
-----------------------------------------------------------------------------------------------------------------------------
17              330        Producing Gas Wells--Well Construction                                          0                0
-----------------------------------------------------------------------------------------------------------------------------
18              331        Producing Gas Wells--Well Equipment                                             0                0
-----------------------------------------------------------------------------------------------------------------------------
19              332        Field Lines                                                                     0                0
-----------------------------------------------------------------------------------------------------------------------------
20              333        Field Compressor Station Equipment                                              0                0
-----------------------------------------------------------------------------------------------------------------------------
21              334        Field Meas. and Reg. Sta. Equipment                                             0                0
-----------------------------------------------------------------------------------------------------------------------------
22              335        Drilling and Cleaning Equipment                                                 0                0
-----------------------------------------------------------------------------------------------------------------------------
23              336        Purification Equipment                                                          0                0
-----------------------------------------------------------------------------------------------------------------------------
24              337        Other Equipment                                                                 0                0
-----------------------------------------------------------------------------------------------------------------------------
25              338        Unsuccessful Exploration & Devel. Costs                                         0                0
-----------------------------------------------------------------------------------------------------------------------------
26                         TOTAL Production and Gathering Plant                                            0                0
-----------------------------------------------------------------------------------------------------------------------------
27                         Products Extraction Plant
-----------------------------------------------------------------------------------------------------------------------------
28              340        Land and Land Rights                                                            0                0
-----------------------------------------------------------------------------------------------------------------------------
29              341        Structures and Improvements                                                     0                0
-----------------------------------------------------------------------------------------------------------------------------
30              342        Extraction and Refining Equipment                                               0                0
-----------------------------------------------------------------------------------------------------------------------------
31              343        Pipe Lines                                                                      0                0
-----------------------------------------------------------------------------------------------------------------------------
32              344        Extracted Products Storage Equipment                                            0                0
-----------------------------------------------------------------------------------------------------------------------------
33              345        Compressor Equipment                                                            0                0
-----------------------------------------------------------------------------------------------------------------------------
34              346        Gas Meas. and Reg. Equipment                                                    0                0
-----------------------------------------------------------------------------------------------------------------------------
35              347        Other Equipment                                                                 0                0
-----------------------------------------------------------------------------------------------------------------------------
36                         TOTAL Products Extraction Plant                                                 0                0
-----------------------------------------------------------------------------------------------------------------------------
37                         TOTAL Nat. Gas Production Plant                                                 0                0
-----------------------------------------------------------------------------------------------------------------------------
38                         Mfd. Gas Prod. Plant (Submit Suppl. Statement)                          1,664,141                0
-----------------------------------------------------------------------------------------------------------------------------
39                         TOTAL Production Plant                                                  1,664,141                0
-----------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2                      Page 204

INTERSTATE POWER COMPANY            An Original                    Dec. 31, 1998
    (IOWA ONLY)
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

     tentative classifications in columns (c) and (d), including the reversals of the prior years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifcations or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.

--------------------------------------------------------------------------------

                                                         Balance at
Retirements        Adjustments        Transfers          End of Year                                  Line
   (d)                (e)               (f)                  (g)                                       No.
----------------------------------------------------------------------------------------------------------
                                                                                                         1
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 301                   2
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 302                   3
----------------------------------------------------------------------------------------------------------
    0                   0             (14,633)             159,409                 303                   4
----------------------------------------------------------------------------------------------------------
    0                   0             (14,633)             159,409                                       5
----------------------------------------------------------------------------------------------------------
                                                                                                         6
----------------------------------------------------------------------------------------------------------
                                                                                                         7
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0               325.1                   8
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0               325.2                   9
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0               325.3                  10
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0               325.4                  11
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0               325.5                  12
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 326                  13
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 327                  14
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 328                  15
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 329                  16
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 330                  17
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 331                  18
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 332                  19
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 333                  20
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 334                  21
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 335                  22
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 336                  23
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 337                  24
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 338                  25
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                                      26
----------------------------------------------------------------------------------------------------------
                                                                                                        27
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 340                  28
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 341                  29
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 342                  30
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 343                  31
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 344                  32
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 345                  33
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 346                  34
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                 347                  35
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                                      36
----------------------------------------------------------------------------------------------------------
    0                   0                   0                    0                                      37
----------------------------------------------------------------------------------------------------------
    0                   0            (120,955)           1,543,186                                      38
----------------------------------------------------------------------------------------------------------
    0                   0            (120,955)           1,543,186                                      39
----------------------------------------------------------------------------------------------------------

FERC FORM NO. 2                      Page 205

INTERSTATE POWER COMPANY           An Original                     Dec. 31, 1998
   (IOWA ONLY)


                    Manufactured Gas Production Plant - 1998

                      Detail for Line 38, Pages 204 and 205

                                Balance                                                             Balance
                               Beginning                                                             End of
                                of Year      Additions    Retirements  Adjustments   Transfers        Year
                               ---------     ---------    -----------  -----------   ---------      -------

G304.1        Land Owned
              in Fee              62,712            0            0            0        (5,504)       57,208

G305          Structures &
              Improvements       223,256            0            0            0       (31,537)      191,719


G311          Liquefied Petr.
              Gas Equipment    1,378,173            0            0            0       (83,914)    1,294,259
                              ----------   ----------   ----------   ----------    ----------    ----------
                               1,664,141            0            0            0      (120,955)    1,543,186
                              ==========   ==========   ==========   ==========    ==========    ==========


                                      205.1

INTERSTATE POWER COMPANY           An Original                     Dec. 31, 1998
    (IOWA ONLY)
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                   Balance at
  Line                          Account                                         Beginning of Year                     Additions
  No.                             (a)                                                   (b)                               (c)
-----------------------------------------------------------------------------------------------------------------------------------
  88                               5. Distribution Plant
-----------------------------------------------------------------------------------------------------------------------------------
  89     374     Land and Land Rights                                                     10,415                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  90     375     Structures and Improvements                                               1,192                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  91     376     Mains                                                                27,956,225                           642,361
-----------------------------------------------------------------------------------------------------------------------------------
  92     377     Compressor Station Equipment                                                  0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  93     378     Meas. and Reg. Sta. Equip.--General                                     296,549                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  94     379     Meas. and Reg. Sta. Equip.--City Gate                                   377,251                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  95     380     Services                                                             13,283,401                           370,962
-----------------------------------------------------------------------------------------------------------------------------------
  96     381     Meters                                                                3,633,302                           367,993
-----------------------------------------------------------------------------------------------------------------------------------
  97     382     Meter Installations                                                           0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  98     383     House Regulators                                                      1,523,334                             5,631
-----------------------------------------------------------------------------------------------------------------------------------
  99     384     House Reg. Installations                                                      0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 100     385     Industrial Meas. and Reg. Sta. Equipment                                778,624                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 101     386     Other Prop. on Customers' Premises                                        1,190                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 102     387     Other Equipment                                                           5,599                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 103               TOTAL Distribution Plant                                           47,867,082                         1,386,947
-----------------------------------------------------------------------------------------------------------------------------------
 104                                  6. General Plant
-----------------------------------------------------------------------------------------------------------------------------------
 105     389     Land and Land Rights                                                          0                            10,539
-----------------------------------------------------------------------------------------------------------------------------------
 106     390     Structures and Improvements                                                   0                           223,750
-----------------------------------------------------------------------------------------------------------------------------------
 107     391     Office Furniture and Equipment                                          272,799                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 108     392     Transportation Equipment                                                800,075                             9,840
-----------------------------------------------------------------------------------------------------------------------------------
 109     393     Stores Equipment                                                          4,871                             5,168
-----------------------------------------------------------------------------------------------------------------------------------
 110     394     Tools, Shop, and Garage Equipment                                       221,182                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 111     395     Laboratory Equipment                                                    160,026                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 112     396     Power Operated Equipment                                                813,290                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 113     397     Communication Equipment                                                  67,010                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 114     398     Miscellaneous Equipment                                                   2,365                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 115               Subtotal                                                            2,341,618                           249,297
-----------------------------------------------------------------------------------------------------------------------------------
 116     399     Other Tangible Property                                                       0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 117               TOTAL General Plant                                                 2,341,618                           249,297
-----------------------------------------------------------------------------------------------------------------------------------
 118                 TOTAL (Accounts 101 and 106)                                     52,020,315                         1,662,812
-----------------------------------------------------------------------------------------------------------------------------------
 119             Gas Plant Purchased (See Instr. 8)                                            0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 120             (Less) Gas Plant Sold (See Instr. 8)                                          0
-----------------------------------------------------------------------------------------------------------------------------------
 121             Experimental Gas Plant Unclassified                                           0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
 122               TOTAL Gas Plant in Service                                         52,020,315                         1,662,812
-----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2                      Page 208

INTERSTATE POWER COMPANY          An Original                      Dec. 31, 1998
   (IOWA ONLY)
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                   Balance at
 Retirements                       Adjustments                    Transfers                      End of Year                Line
     (d)                               (e)                           (f)                              (g)                    No.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            88
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                           (9,532)                             883      374        89
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                            1,192      375        90
----------------------------------------------------------------------------------------------------------------------------------
   24,822                               0                          (94,122)                      28,479,642      376        91
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                                0      377        92
----------------------------------------------------------------------------------------------------------------------------------
    3,056                               0                             (700)                         292,793      378        93
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          (12,235)                         365,016      379        94
----------------------------------------------------------------------------------------------------------------------------------
   59,833                               0                           38,467                       13,632,997      380        95
----------------------------------------------------------------------------------------------------------------------------------
  101,063                               0                           99,086                        3,999,318      381        96
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                                0      382        97
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                            1,916                        1,530,881      383        98
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                                0      384        99
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                            1,371                          779,995      385        100
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                           (1,190)                               0      386        101
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                           (5,599)                               0      387        102
----------------------------------------------------------------------------------------------------------------------------------
  188,774                               0                           17,462                       49,082,717                 103
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            104
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          138,339                          148,878      389        105
----------------------------------------------------------------------------------------------------------------------------------
   90,998                               0                        1,396,414                        1,529,166      390        106
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          967,079                        1,239,878      391        107
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          993,527                        1,803,442      392        108
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          505,698                          515,737      393        109
----------------------------------------------------------------------------------------------------------------------------------
    7,319                               0                           19,862                          233,725      394        110
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          139,238                          299,264      395        111
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          194,036                        1,007,326      396        112
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                          928,293                          995,303      397        113
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                           79,367                           81,732      398        114
----------------------------------------------------------------------------------------------------------------------------------
   98,317                               0                        5,361,853                        7,854,451                 115
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                                0      399        116
----------------------------------------------------------------------------------------------------------------------------------
   98,317                               0                        5,361,853                        7,854,451                 117
----------------------------------------------------------------------------------------------------------------------------------
  287,091                               0                        5,243,727                       58,639,763                 118
----------------------------------------------------------------------------------------------------------------------------------
                                        0                                0                                0                 119
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                                0                 120
----------------------------------------------------------------------------------------------------------------------------------
        0                               0                                0                                0                 121
----------------------------------------------------------------------------------------------------------------------------------
  287,091                               0                        5,243,727                       58,639,763                 122
----------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2                      Page 209

INTERSTATE POWER COMPANY            An Original                    Dec. 31, 1998
(ILLINOIS ONLY)
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

1. Report below the original cost of gas plant in service according to the prescribed accounts.

2. In addition to Account 101, Gas Plant in Service (Classified), this page and the next include Account 102, Gas Plant Purchased or Sold; Account 103, Experimental Gas Plant Unclassified; and Account 106, Completed Construction Not Classified-Gas.

3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.

4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.

5. Classify Account 106 according to prescribed accounts, on an estimated basis if necessary, and include the entries in column (c). Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accumulated depreciation provision. Include also in column (d) reversals of tentative distributions or prior year of unclassified retirements. Attach supplemental statement showing the account distributions of these

--------------------------------------------------------------------------------

                                                                                           Balance at
  Line                                    Account                                         Beginning of Year                Additions
  No.                                       (a)                                                 (b)                           (c)
------------------------------------------------------------------------------------------------------------------------------------
   1                                1. INTANGIBLE PLANT
------------------------------------------------------------------------------------------------------------------------------------
   2     301     Organization
------------------------------------------------------------------------------------------------------------------------------------
   3     302     Franchises and Consents
------------------------------------------------------------------------------------------------------------------------------------
   4     303     Miscellaneous Intangible Plant                                                193,312                       38,662
------------------------------------------------------------------------------------------------------------------------------------
   5               TOTAL Intangible Plant                                                      193,312                       38,662
------------------------------------------------------------------------------------------------------------------------------------
   6                                2. PRODUCTION PLANT
------------------------------------------------------------------------------------------------------------------------------------
   7               Natural Gas Production and Gathering Plant
------------------------------------------------------------------------------------------------------------------------------------
   8     325.1   Producing Lands
------------------------------------------------------------------------------------------------------------------------------------
   9     325.2   Producing Leaseholds
------------------------------------------------------------------------------------------------------------------------------------
  10     325.3   Gas Rights
------------------------------------------------------------------------------------------------------------------------------------
  11     325.4   Rights-of-Way
------------------------------------------------------------------------------------------------------------------------------------
  12     325.5   Other Land and Land Rights
------------------------------------------------------------------------------------------------------------------------------------
  13     326     Gas Well Structures
------------------------------------------------------------------------------------------------------------------------------------
  14     327     Field Compressor Station Structures
------------------------------------------------------------------------------------------------------------------------------------
  15     328     Field Meas. and Reg. Sta. Structures
------------------------------------------------------------------------------------------------------------------------------------
  16     329     Other Structures
------------------------------------------------------------------------------------------------------------------------------------
  17     330     Producing Gas Wells--Well Construction
------------------------------------------------------------------------------------------------------------------------------------
  18     331     Producing Gas Wells--Well Equipment
------------------------------------------------------------------------------------------------------------------------------------
  19     332     Field Lines
------------------------------------------------------------------------------------------------------------------------------------
  20     333     Field Compressor Station Equipment
------------------------------------------------------------------------------------------------------------------------------------
  21     334     Field Meas. and Reg. Sta. Equipment
------------------------------------------------------------------------------------------------------------------------------------
  22     335     Drilling and Cleaning Equipment
------------------------------------------------------------------------------------------------------------------------------------
  23     336     Purification Equipment
------------------------------------------------------------------------------------------------------------------------------------
  24     337     Other Equipment
------------------------------------------------------------------------------------------------------------------------------------
  25     338     Unsuccessful Exploration & Devel. Costs
------------------------------------------------------------------------------------------------------------------------------------
  26               TOTAL Production and Gathering Plant
------------------------------------------------------------------------------------------------------------------------------------
  27                             Products Extraction Plant
------------------------------------------------------------------------------------------------------------------------------------
  28     340     Land and Land Rights
------------------------------------------------------------------------------------------------------------------------------------
  29     341     Structures and Improvements
------------------------------------------------------------------------------------------------------------------------------------
  30     342     Extraction and Refining Equipment
------------------------------------------------------------------------------------------------------------------------------------
  31     343     Pipe Lines
------------------------------------------------------------------------------------------------------------------------------------
  32     344     Extracted Products Storage Equipment
------------------------------------------------------------------------------------------------------------------------------------
  33     345     Compressor Equipment
------------------------------------------------------------------------------------------------------------------------------------
  34     346     Gas Meas. and Reg. Equipment
------------------------------------------------------------------------------------------------------------------------------------
  35     347     Other Equipment
------------------------------------------------------------------------------------------------------------------------------------
  36               TOTAL Products Extraction Plant
------------------------------------------------------------------------------------------------------------------------------------
  37               TOTAL Nat. Gas Production Plant
------------------------------------------------------------------------------------------------------------------------------------
  38           Mfd. Gas Prod. Plant (Submit Suppl. Statement)                                2,215,928
------------------------------------------------------------------------------------------------------------------------------------
  39            TOTAL Production Plant                                                       2,215,928
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2                     Page 204

INTERSTATE POWER COMPANY           An Original                     Dec. 31, 1998
(ILLINOIS ONLY)
--------------------------------------------------------------------------------
             GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106)
--------------------------------------------------------------------------------

     tentative classifications in columns (c) and (d), including the reversals of the prior years tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.

6. Show in column (f) reclassifcations or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classifications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquisition adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.

7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.

8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.

--------------------------------------------------------------------------------

                                               Balance at
   Retirements    Adjustments   Transfers      End of Year                 Line
       (d)            (e)          (f)             (g)                      No.
--------------------------------------------------------------------------------
                                                                           1
--------------------------------------------------------------------------------
                                                                301        2
--------------------------------------------------------------------------------
                                                                302        3
--------------------------------------------------------------------------------
                                                   231,974      303        4
--------------------------------------------------------------------------------
                                                   231,974                 5
--------------------------------------------------------------------------------
                                                                           6
--------------------------------------------------------------------------------
                                                                           7
--------------------------------------------------------------------------------
                                                                325.1      8
--------------------------------------------------------------------------------
                                                                325.2      9
--------------------------------------------------------------------------------
                                                                325.3     10
--------------------------------------------------------------------------------
                                                                325.4     11
--------------------------------------------------------------------------------
                                                                325.5     12
--------------------------------------------------------------------------------
                                                                326       13
--------------------------------------------------------------------------------
                                                                327       14
--------------------------------------------------------------------------------
                                                                328       15
--------------------------------------------------------------------------------
                                                                329       16
--------------------------------------------------------------------------------
                                                                330       17
--------------------------------------------------------------------------------
                                                                331       18
--------------------------------------------------------------------------------
                                                                332       19
--------------------------------------------------------------------------------
                                                                333       20
--------------------------------------------------------------------------------
                                                                334       21
--------------------------------------------------------------------------------
                                                                335       22
--------------------------------------------------------------------------------
                                                                336       23
--------------------------------------------------------------------------------
                                                                337       24
--------------------------------------------------------------------------------
                                                                338       25
--------------------------------------------------------------------------------
                                                                          26
--------------------------------------------------------------------------------
                                                                          27
--------------------------------------------------------------------------------
                                                                340       28
--------------------------------------------------------------------------------
                                                                341       29
--------------------------------------------------------------------------------
                                                                342       30
--------------------------------------------------------------------------------
                                                                343       31
--------------------------------------------------------------------------------
                                                                344       32
--------------------------------------------------------------------------------
                                                                345       33
--------------------------------------------------------------------------------
                                                                346       34
--------------------------------------------------------------------------------
                                                                347       35
--------------------------------------------------------------------------------
                                                                          36
--------------------------------------------------------------------------------
                                                                          37
--------------------------------------------------------------------------------
                                                 2,215,928                38
--------------------------------------------------------------------------------
                                                 2,215,928                39
--------------------------------------------------------------------------------

FERC FORM NO. 2                      Page 205

INTERSTATE POWER COMPANY             An Original                   Dec. 31, 1998
(ILLINOIS ONLY)


                    Manufactured Gas Production Plant - 1998

                      Detail for Line 38, Pages 204 and 205

                               Balance                                                 Balance
                              Beginning                                                 End of
                               of Year      Additions    Retirements   Adjustments       Year
                             -----------   -----------   -----------   -----------   -----------
G304.1   Land Owned
         in Fee                  82,147                                                   82,147

G305     Structures &
         Improvements           275,298                                                  275,298


G311     Liquefied Petr.
         Gas Equipment        1,858,483                                                1,858,483
                             -----------   -----------   -----------   -----------   -----------

                              2,215,928                                                2,215,928
                             ===========   ===========   ===========   ===========   ===========


                                     205A

INTERSTATE POWER COMPANY          An Original                      Dec. 31, 1998
(ILLINOIS ONLY)
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                              Balance at
  Line                    Account                                             End of Year                  Additions
  No.                       (a)                                                  (g)                          (c)
----------------------------------------------------------------------------------------------------------------------
  88                               5. Distribution Plant
----------------------------------------------------------------------------------------------------------------------
  89     374     Land and Land Rights                                             20,649
----------------------------------------------------------------------------------------------------------------------
  90     375     Structures and Improvements                                       2,075
----------------------------------------------------------------------------------------------------------------------
  91     376     Mains                                                        36,544,277                      842,529
----------------------------------------------------------------------------------------------------------------------
  92     377     Compressor Station Equipment
----------------------------------------------------------------------------------------------------------------------
  93     378     Meas. and Reg. Sta. Equip.--General                             363,660
----------------------------------------------------------------------------------------------------------------------
  94     379     Meas. and Reg. Sta. Equip.--City Gate                           856,754
----------------------------------------------------------------------------------------------------------------------
  95     380     Services                                                     18,582,369                      517,446
----------------------------------------------------------------------------------------------------------------------
  96     381     Meters                                                        5,424,942                      534,870
----------------------------------------------------------------------------------------------------------------------
  97     382     Meter Installations
----------------------------------------------------------------------------------------------------------------------
  98     383     House Regulators                                              2,044,371                        7,548
----------------------------------------------------------------------------------------------------------------------
  99     384     House Reg. Installations
----------------------------------------------------------------------------------------------------------------------
 100     385     Industrial Meas. and Reg. Sta. Equipment                        815,061
----------------------------------------------------------------------------------------------------------------------
 101     386     Other Prop. on Customers' Premises                                4,675
----------------------------------------------------------------------------------------------------------------------
 102     387     Other Equipment                                                  22,327
----------------------------------------------------------------------------------------------------------------------
 103               TOTAL Distribution Plant                                   64,681,160                    1,902,393
----------------------------------------------------------------------------------------------------------------------
 104                                  6. General Plant
----------------------------------------------------------------------------------------------------------------------
 105     389     Land and Land Rights
----------------------------------------------------------------------------------------------------------------------
 106     390     Structures and Improvements
----------------------------------------------------------------------------------------------------------------------
 107     391     Office Furniture and Equipment                                  331,438                       15,336
----------------------------------------------------------------------------------------------------------------------
 108     392     Transportation Equipment                                      1,096,348                      325,604
----------------------------------------------------------------------------------------------------------------------
 109     393     Stores Equipment                                                  6,827
----------------------------------------------------------------------------------------------------------------------
 110     394     Tools, Shop, and Garage Equipment                               321,619                       14,319
----------------------------------------------------------------------------------------------------------------------
 111     395     Laboratory Equipment                                            208,150                        7,520
----------------------------------------------------------------------------------------------------------------------
 112     396     Power Operated Equipment                                      1,037,682
----------------------------------------------------------------------------------------------------------------------
 113     397     Communication Equipment                                          94,250
----------------------------------------------------------------------------------------------------------------------
 114     398     Miscellaneous Equipment                                          14,454
----------------------------------------------------------------------------------------------------------------------
 115               Subtotal                                                    3,110,768                      362,779
----------------------------------------------------------------------------------------------------------------------
 116     399     Other Tangible Property
----------------------------------------------------------------------------------------------------------------------
 117               TOTAL General Plant                                         3,110,768                      362,779
----------------------------------------------------------------------------------------------------------------------
 118                 TOTAL (Accounts 101 and 106)                             70,201,168                    2,303,834
----------------------------------------------------------------------------------------------------------------------
 119             Gas Plant Purchased (See Instr. 8)
----------------------------------------------------------------------------------------------------------------------
 120             (Less) Gas Plant Sold (See Instr. 8)
----------------------------------------------------------------------------------------------------------------------
 121             Experimental Gas Plant Unclassified
----------------------------------------------------------------------------------------------------------------------
 122               TOTAL Gas Plant in Service                                 70,201,168                    2,303,834
----------------------------------------------------------------------------------------------------------------------


FERC FORM NO. 2                      Page 208

INTERSTATE POWER COMPANY           An Original                     Dec. 31, 1998
(ILLINOIS ONLY)
--------------------------------------------------------------------------------
       GAS PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)
--------------------------------------------------------------------------------

                                                                                                 Balance at
 Retirements                       Adjustments                    Transfers                       End of Year                Line
     (d)                              (e)                           (f)                              (g)                     No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             88
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       20,649      374       89
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2,075      375       90
------------------------------------------------------------------------------------------------------------------------------------
    32,557                                                                                         37,354,249      376       91
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   377       92
------------------------------------------------------------------------------------------------------------------------------------
     3,757                                                                                            359,903      378       93
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      856,754      379       94
------------------------------------------------------------------------------------------------------------------------------------
    83,459                                                                                         19,016,356      380       95
------------------------------------------------------------------------------------------------------------------------------------
   146,893                                                                                          5,812,919      381       96
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   382       97
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    2,051,919      383       98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   384       99
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      815,061      385       100
------------------------------------------------------------------------------------------------------------------------------------
     4,675                                                                                                  0      386       101
------------------------------------------------------------------------------------------------------------------------------------
    22,327                                                                                                  0      387       102
------------------------------------------------------------------------------------------------------------------------------------
   293,668                                                                                         66,289,885                103
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             104
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   389       105
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   390       106
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      346,774      391       107
------------------------------------------------------------------------------------------------------------------------------------
   132,421                                                                                          1,289,531      392       108
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        6,827      393       109
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      335,938      394       110
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      215,670      395       111
------------------------------------------------------------------------------------------------------------------------------------
    10,650                                                                                          1,027,032      396       112
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       94,250      397       113
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       14,454      398       114
------------------------------------------------------------------------------------------------------------------------------------
   143,071                               0                                                          3,330,476                115
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   399       116
------------------------------------------------------------------------------------------------------------------------------------
   143,071                               0                                                          3,330,476                117
------------------------------------------------------------------------------------------------------------------------------------
   436,739                               0                                                         72,068,263                118
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             119
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             120
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             121
------------------------------------------------------------------------------------------------------------------------------------
   436,739                               0                                                         72,068,263                122
------------------------------------------------------------------------------------------------------------------------------------

FERC FORM NO. 2                      Page 209